Exhibit 10.5

PURCHASE AGREEMENT
(Howard Hughes Center; Los Angeles, California)

THIS PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 4, 2013 (the “Effective Date”), by and between TRIZEC 6060 HHC, LLC, a Delaware limited liability company (“6060 Seller”), TRIZEC 6080 HHC, LLC, a Delaware limited liability company (“6080 Seller”), TRIZEC 6100 HHC, LLC, a Delaware limited liability company (“6100 Seller”), TRIZEC NORTHPOINT TOWER, LLC, a Delaware limited liability company (“6601 Seller”), TRIZEC WEST LA TOWER, LLC, a Delaware limited liability company (“6701 Seller”), TRIZEC HHC SPECTRUM, LLC, a Delaware limited liability company (“6833 Seller”), and HINES REIT WEST LA PORTFOLIO LP, a Delaware limited partnership (“Buyer”).
R E C I T A L S
A.    6060 Seller desires to sell, and Buyer desires to buy, the “6060 Property” (as hereinafter defined) on the terms and conditions hereinafter set forth.
B.    6080 Seller desires to sell, and Buyer desires to buy, the “6080 Property” (as hereinafter defined) on the terms and conditions hereinafter set forth.
C.    6100 Seller desires to sell, and Buyer desires to buy, the “6100 Property” (as hereinafter defined) on the terms and conditions hereinafter set forth.
D.    6601 Seller desires to sell, and Buyer desires to buy, the “6601 Property” (as hereinafter defined) on the terms and conditions hereinafter set forth.
E.    6701 Seller desires to sell, and Buyer desires to buy, the “6701 Property” (as hereinafter defined) on the terms and conditions hereinafter set forth.
F.    6833 Seller desires to sell, and Buyer desires to buy, the “6833 Property” (as hereinafter defined) on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:
1.Certain Defined Terms. As used herein:
1.1    “6060 Property” shall mean, collectively, all of 6060 Seller’s right, title and interest in and to (a) the land (the “6060 Land”) described in Exhibit “A-1” hereto, (b) the Appurtenances appertaining to the 6060 Land (the “6060 Appurtenances”), (c) the Improvements on the 6060 Land (the “6060 Improvements”), (d) the Personal Property located on the 6060 Land and used in connection therewith or with the 6060 Improvements (the “6060 Personal Property”), and (e) the Intangible Property affecting, applicable to and/or used in connection with the 6060 Land, the 6060 Improvements or the 6060 Personal Property (the “6060 Intangible Property”).
1.2    “6080 Property” shall mean, collectively, all of 6080 Seller’s right, title and interest in and to (a) the land (the “6080 Land”) described in Exhibit “A-2” hereto, (b) the Appurtenances appertaining to the 6080 Land (the “6080 Appurtenances”), (c) the Improvements on the 6080 Land (the “6080 Improvements”), (d) the Personal Property located on the 6080 Land and used in connection therewith or with the 6080 Improvements (the “6080 Personal Property”), and (e) the Intangible Property affecting, applicable to and/or used in connection with the 6080 Land, the 6080 Improvements or the 6080 Personal Property (the “6080 Intangible Property”).
1.3    “6100 Property” shall mean, collectively, all of 6100 Seller’s right, title and interest in and to (a) the land (the “6100 Land”) described in Exhibit “A-3” hereto, (b) the Appurtenances appertaining to the 6100 Land (the “6100 Appurtenances”), (c) the Improvements on the 6100 Land (the “6100 Improvements”), (d) the Personal Property located on the 6100 Land and used in connection therewith or with the 6100 Improvements (the “6100 Personal Property”), and (e) the Intangible Property affecting, applicable to and/or used in connection with the 6100 Land, the 6100 Improvements or the 6100 Personal Property (the “6100 Intangible Property”).
1.4    “6601 Property” shall mean, collectively, all of 6601 Seller’s right, title and interest in and to (a) the land (the “6601 Land”) described in Exhibit “A-4” hereto, (b) the Appurtenances appertaining to the 6601 Land (the “6601 Appurtenances”), (c) the Improvements on the 6601 Land (the “6601 Improvements”), (d) the Personal Property located on the 6601 Land and used in connection therewith or with the 6601 Improvements (the “6601 Personal Property”), and (e) the Intangible Property affecting, applicable to and/or used in connection with the 6601 Land, the 6601 Improvements or the 6601 Personal Property (the “6601 Intangible Property”).
1.5    “6701 Property” shall mean, collectively, all of 6701 Seller’s right, title and interest in and to (a) the land (the “6701 Land”) described in Exhibit “A-5” hereto, (b) the Appurtenances appertaining to the 6701 Land (the “6701 Appurtenances”), (c) the Improvements on the 6701 Land (the “6701 Improvements”), (d) the Personal Property located on the 6701 Land and used in connection therewith or with the 6701 Improvements (the “6701 Personal Property”), and (e) the Intangible Property affecting, applicable to and/or used in connection with the 6701 Land, the 6701 Improvements or the 6701 Personal Property (the “6701 Intangible Property”).
1.6    “6833 Property” shall mean, collectively, all of 6833 Seller’s right, title and interest in and to (a) the land (the “6833 Land”) described in Exhibit “A-6” hereto, (b) the Appurtenances appertaining to the 6833 Land (the “6833 Appurtenances”), (c) the Improvements on the 6833 Land (the “6833 Improvements”), (d) the Personal Property located on the 6833 Land and used in connection therewith or with the 6833 Improvements (the “6833 Personal Property”), and (e) the Intangible Property affecting, applicable to and/or used in connection with the 6833 Land, the 6833 Improvements or the 6833 Personal Property (the “6833 Intangible Property”).
1.7    “Appurtenances” shall mean, as to the “Land” included in each “Property” (as such terms are hereinafter defined), all easements or licenses benefitting such Land; all streets, alleys and rights of way, open or proposed, in front of or adjoining or servicing all or any part of such Land; all strips and gores in front of or adjoining all or any part of such Land; all development rights, utility rights, air rights, wind rights, water, water rights, riparian rights, and water stock relating to such Land; and all other rights, benefits, licenses, interests, privileges, easements, tenements and hereditaments appurtenant to such Land or used in connection with the beneficial use and enjoyment of such Land or the Improvements or in anywise appertaining to such Land or the Improvements.
1.8    “Building” shall mean each building on a Property, which is also considered part of the Improvements on such Property.
1.9    “Closing Date” shall mean the date on which the “Closing” (as hereinafter defined) occurs hereunder, which date shall be not later than December 31, 2013, unless (i) postponed or extended pursuant to Section 4.7, Section 4.8, or Section 5 below, or (ii) otherwise agreed in writing by the parties.
1.10    “Closing Documents” shall mean any certificate, instrument or other document executed by a party or an affiliate of a party and delivered at or in connection with the Closing or pursuant to this Agreement.
1.11    “Deeds” shall mean, collectively, the “6060 Deed”, the “6080 Deed”, the “6100 Deed”, the “6601 Deed”, the “6701 Deed”, and the “6833 Deed” (as such terms are hereinafter defined).
1.12    “Deposit” shall mean Thirty Million and No/100th’s Dollars ($30,000,000.00), together with all interest thereon.
1.13    “Due Diligence Materials” shall mean all documents, materials, data, analyses, reports, studies and other information pertaining to or concerning any Seller or any Property or the purchase of any Property, to the extent the same have been delivered to or made available for review by Buyer or any of its agents, employees or representatives, including (a) all documents, materials, data, analyses, reports, studies and other information made available to Buyer or any of its agents, employees or representatives for review prior to the expiration of the Due Diligence Period through an on-line data website, and (b) all information disclosed in the real estate records of the applicable jurisdiction in which the Properties are located, but in all cases excluding the Excluded Materials except to the extent any Excluded Materials are actually delivered or made available to Buyer or any of its agents, employees or representatives.
1.14    “Due Diligence Period” shall mean the period commencing on the Effective Date and ending at 5:00 p.m. Pacific time on December 17, 2013.
1.15    “Escrow Period” shall mean the period from (and including) the Effective Date until the earlier of the Closing or termination of this Agreement.
1.16    “Excluded Materials” shall mean any proprietary or confidential documents including reports or studies that have been superseded by subsequent reports or studies, or any of the following confidential and proprietary materials: (1) information contained in financial analyses or projections (including Sellers’ budgets, other than estimates of operating expenses for 2013 that Seller has provided to tenants of the Properties in connection with Seller’s collection of reimbursements from tenants of such expenses, valuations, cost-basis information and capital account information); (2) material that is subject to attorney-client privilege or that is attorney work product; (3) appraisal reports or letters; (4) organizational, financial and other documents relating to Sellers or their affiliates (other than any evidence of due authorization and organization required under this Agreement); (5) material that any Seller is legally required not to disclose other than by reason of legal requirements voluntarily assumed by such Seller after the Effective Date; or (6) the “Excluded Contracts” (as hereinafter defined).
1.17    “Existing Lease” shall mean a Lease in existence as of the Effective Date.
1.18    “Existing Loan” has the meaning given to such term in Section 4.5.3.
1.19    “Governmental Entity” shall mean any United States national, federal, state, provincial, municipal or local government, governmental, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal, or judicial body.
1.20    “Improvements” shall mean, as to the Land included in each Property, the improvements, structures and fixtures located upon such Land.
1.21    “Intangible Property” shall mean, as to the Land, the Improvements and the Personal Property included in each Property, all Leases of any portion of such Land or Improvements, and to the extent the following items are assignable and relate solely to such Land, Improvements and Personal Property, all “Service Agreements” (as hereinafter defined) that are to be assumed by Buyer at the Closing as provided in this Agreement, governmental permits, entitlements, licenses and approvals, warranties and guarantees received in connection with any work or services performed with respect thereto, or equipment installed therein, tenant lists, advertising material, photographs and other images of the Land, Improvements and Personal Property, telephone exchange numbers, websites, domain names and all trademarks and tradenames (but excluding “Blackstone”, “EOP”, “Equity Office”, “Equity Office Properties”, “Trizec”, and any derivations thereof, and any other Reserved Company Assets)
1.22    “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any corresponding provisions of succeeding law and any regulations, rulings and guidance issued by the Internal Revenue Service.
1.23    “Land” shall mean, individually, each of the following, and, collectively, all of the following: the “6060 Land”, the “6080 Land”, the “6100 Land”, the “6601 Land”, the “6701 Land”, and the “6833 Land” (as hereinafter defined), as applicable.
1.24    “Laws” shall mean any binding domestic or foreign laws, statutes, ordinances, rules, resolutions, regulations, codes or executive orders enacted, issued, adopted, promulgated, applied, or hereinafter imposed by any Governmental Entity, including building, zoning and environmental protection, as to the use, occupancy, rental, management, ownership, subdivision, development, conversion or redevelopment of a Property.

1.25    “Leasing Costs” shall mean, with respect to a particular “Lease” (as hereinafter defined), all capital costs, expenses incurred for capital improvements, equipment, painting, decorating, partitioning and other items to satisfy the initial construction obligations of the landlord under such Lease (including any expenses incurred for legal, architectural or engineering services in respect of the foregoing), “tenant allowances” in lieu of or as reimbursements for the foregoing items, payments made for purposes of satisfying or terminating the obligations of the tenant under such Lease to the landlord under another lease (i.e., lease buyout costs), costs of base building work, free rent and other similar inducements, relocation costs, temporary leasing costs, leasing commissions, brokerage commissions, legal, design and other professional fees and costs, in each case, to the extent the landlord under such Lease is responsible for the payment of such cost or expense.
1.26    “Liens” shall mean any liens, mortgages, deeds of trust, pledges, security interests or other encumbrances securing any debt or obligation.
1.27    “National Service Contract” shall mean any contract to which a Seller or its affiliate is a party that provides for services to any Property owned by such Seller and to other assets and properties of such Seller or its affiliates.
1.28    “New Leases” shall mean, collectively, any Leases entered into with respect to a Property on or after the Effective Date in accordance with the terms of this Agreement.
1.29    “Personal Property” shall mean, as to the Land and Improvements included in each Property, tangible personal property owned by the applicable Seller and located on, and used in connection with, such Land and Improvements including all building materials, supplies, hardware, carpeting and other inventory located on or in such Land or Improvements and maintained in connection with the ownership and operation thereof, but excluding computer software (except that necessary to operate building systems) and any other personal property listed on Exhibit “B” and the Reserved Company Assets.
1.30    “Property” shall mean, individually, the 6060 Property, the 6080 Property, the 6100 Property, the 6601 Property, the 6701 Property, or the 6833 Property, as applicable, and “Properties” shall mean, collectively, the 6060 Property, the 6080 Property, the 6100 Property, the 6601 Property, the 6701 Property and the 6833 Property.
1.31    “Reserved Company Assets” shall mean the following assets of any Seller as of the Closing Date: all cash, cash equivalents (including certificates of deposit), deposits held by third parties (e.g., utility companies), accounts receivable and any right to a refund, reimbursement or other payment relating to a period or occurrence prior to the Closing, including any real estate tax refund (subject to the prorations and obligations hereinafter set forth) and any claims under a warranty or guaranty arising from acts or occurrences prior to the Closing (but only on a non-exclusive basis with Buyer to the extent applicable to the condition of a Property that continues after Closing), bank accounts, claims or other rights against any present or prior partner, member, employee, agent, manager, officer or director of such Seller or its direct or indirect partners, members, shareholders or affiliates, any refund in connection with termination of such Seller’s existing insurance policies, all contracts between such Seller and any law firm, accounting firm, property manager, leasing agent, broker, environmental consultants and other consultants and appraisers entered into prior to the Closing, any proprietary or confidential materials (including any materials relating to the background or financial condition of a present or prior direct or indirect partner or member of such Seller), the internal books and records of such Seller relating, for example, to contributions and distributions prior to the Closing, any software (except that necessary to operate building systems), the names “Blackstone”, “EOP”, “Equity Office”, “Equity Office Properties”, “Trizec” and any derivations thereof, and any trademarks, trade names, brand marks, brand names, trade dress or logos relating thereto, any development bonds, letters of credit or other collateral held by or posted with any Governmental Entity or other third party with respect to any improvement, subdivision or development obligations concerning the Property owned by such Seller or any other real property, and any other intangible property that is not used exclusively in connection with such Property.
1.32    “Seller” shall mean, individually, the 6060 Seller, the 6080 Seller, the 6100 Seller, the 6601 Seller, the 6701 Seller, or the 6833 Seller, as applicable. “Sellers” shall mean the 6060 Seller, the 6080 Seller, the 6100 Seller, the 6601 Seller, the 6701 Seller, and the 6833 Seller, collectively.
1.33    “Title Company” shall mean First American Title Insurance Company.
1.34    “Title Review Period” shall mean the period beginning on the Effective Date and ending at 5:00 p.m. Pacific time on the date that is two (2) business days prior to the date of expiration of the Due Diligence Period.
2.    Purchase and Sale. Upon the terms and conditions hereinafter set forth, (a) 6060 Seller shall sell to Buyer, and Buyer shall purchase from 6060 Seller, the 6060 Property, (b)  6080 Seller shall sell to Buyer, and Buyer shall purchase from 6080 Seller, the 6080 Property, (c) 6100 Seller shall sell to Buyer, and Buyer shall purchase from 6100 Seller, the 6100 Property, (d) 6601 Seller shall sell to Buyer, and Buyer shall purchase from 6601 Seller, the 6601 Property, (e) 6701 Seller shall sell to Buyer, and Buyer shall purchase from 6701 Seller, the 6701 Property, and (f)  6833 Seller shall sell to Buyer, and Buyer shall purchase from 6833 Seller, the 6833 Property. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall have no right, option or obligation to acquire less than all of the Properties.
3.    Purchase Price. The purchase price (the “Purchase Price”) for the Properties shall be Five Hundred Six Million Two Thousand Four Hundred Fifty-Three and No/100th’s Dollars ($506,002,453.00), and shall be allocated among each individual Property as set forth on Schedule 1 hereto. For each Property, the allocable amount on Schedule 1 is herein called the “Allocable Purchase Price” for such Property. Such allocation shall apply for all purposes under this Agreement. The Purchase Price shall be paid to Sellers by Buyer as follows:
3.1    Deposit. Within two (2) business days following the Effective Date, Buyer shall deliver the Deposit to First American Title Insurance Company (the “Escrow Agent”), at its offices 1737 North First Street, Suite 500, San Jose, California 95112, Attention: Ms. Linda Tugade (Telephone: (408) 579-8340; E-mail: ltugade@firstam.com). If this Agreement has not been terminated (pursuant to Section 4.6.2 or otherwise) prior to the expiration of the Due Diligence

Period, then the Deposit shall become nonrefundable to Buyer except as otherwise expressly provided in this Agreement. The Deposit shall be delivered to the Escrow Agent by wire transfer of immediately available federal funds or by bank or cashier’s check drawn on a national bank reasonably satisfactory to Escrow Agent. At all times during which the amounts so deposited hereunder shall be held by the Escrow Agent, the same shall be held by Escrow Agent as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement. While the Deposit or any portion thereof is being held by the Escrow Agent, if required by Buyer, the Deposit shall be invested by the Escrow Agent in the following investments (“Approved Investments”): (i) money market funds, or (ii) such other short-term investment option offered by the Escrow Agent as may be reasonably agreed to by Sellers and Buyer. All interest earned on the Deposit shall be deemed part of the Deposit for all purposes under this Agreement. At the Closing, the entire Deposit shall be applied to the Purchase Price.
3.2    Closing Payment. The Purchase Price, as adjusted by the application of the Deposit and by the prorations and credits specified herein, shall be paid by wire transfer of immediately available federal funds (through the escrow described in Section 5) as and when provided in Section 5.2.2 and in the “Escrow Instructions” (as hereinafter defined). The amount to be paid under this Section 3.2 is referred to herein as the “Closing Payment”.
3.3    Additional Consideration. Buyer agrees that it shall expend significant time and material sums of money in connection with negotiating and executing this Agreement, conducting its due diligence investigations, and preparing for the Closing, all in reliance on Sellers’ obligations under this Agreement. Further, Sellers acknowledge that Buyer would not have entered into this Agreement without having the opportunity to perform such investigations and without having the right to terminate this Agreement in accordance with the provisions of Section 4.6.2 of this Agreement. Accordingly, separate consideration exists to support Sellers’ obligations hereunder notwithstanding Buyer’s right to terminate this Agreement in accordance with the provisions of Section 4.6.2 of this Agreement.
3.4    Payments to Sellers. All amounts payable to Sellers under this Agreement, including the Deposit and the Closing Payment, shall be paid to Sellers in accordance with their joint written instructions.
4.    Conditions Precedent. The obligation of Buyer to acquire the Properties as contemplated by this Agreement is subject to satisfaction of all of the conditions precedent for the benefit of Buyer set forth in Sections 4.1, 4.2, 4.5.1, 4.5.2, 4.5.4, 4.7 and 4.8 herein or expressly provided elsewhere in this Agreement, any of which may be waived prior to the Closing only in writing by Buyer on or before the applicable date specified for satisfaction of the applicable condition. The obligation of Sellers to transfer the Properties as contemplated by this Agreement is subject to satisfaction of all of the conditions precedent for the benefit of Sellers set forth in Sections 4.3 and 4.4 herein or expressly provided elsewhere in this Agreement, any of which may be waived prior to the Closing only in writing by Sellers on or before the applicable date specified for satisfaction of the applicable condition. If any of such conditions is not fulfilled (or waived in writing) pursuant to the terms of this Agreement, then the party in whose favor such condition exists may terminate this Agreement and, in connection with any such termination made in accordance with this Section 4, Sellers and Buyer shall be released from further obligation or liability hereunder (except for those obligations and liabilities that expressly survive such termination), and the Deposit (less the “Independent Consideration”, as defined below, which shall be paid to Sellers) shall be returned to Buyer unless such failure results from a default by Sellers or Buyer, in which case the Deposit shall be disposed of in accordance with Section 9. However, the Closing shall constitute a waiver of all conditions precedent. Notwithstanding anything to the contrary contained in this Agreement, any right of Buyer or Sellers to terminate this Agreement may be exercised only as to this Agreement (and all of the Properties) in its entirety, and in no event may a party terminate this Agreement only as to certain Properties.
4.1    Performance by Sellers. The performance and observance, in all material respects, by Sellers of all covenants and agreements of this Agreement to be performed or observed by Sellers prior to or on the Closing Date shall be a condition precedent to Buyer’s obligation to purchase the Properties.
4.2    Representations and Warranties of Sellers. The obligation of Buyer to close the transactions contemplated by this Agreement is subject to the truth, in all material respects, of the representations and warranties of Sellers set forth in this Agreement, as of the Closing Date, as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date), excluding, however, any matter or change (1) expressly permitted or contemplated by the terms of this Agreement or (2) actually known to Buyer prior to the expiration of the Due Diligence Period. Without limitation on the foregoing, in the event that the closing certificate (the “Seller Closing Certificate”) in the form attached hereto as Exhibit “L” to be delivered by Sellers at Closing shall disclose any material adverse changes in the representations and warranties of Sellers under this Agreement that are not otherwise permitted or contemplated by the terms of this Agreement or actually known to Buyer prior to the expiration of the Due Diligence Period, then Buyer shall have the right to terminate this Agreement by written notice delivered to Sellers prior to the Closing, Buyer shall receive a return of the Deposit (less the Independent Consideration, which shall be paid to Sellers), and, in connection with any such termination, Sellers and Buyer shall be released from further obligation or liability hereunder (except for those obligations and liabilities which expressly survive such termination).
4.3    Performance by Buyer. The performance and observance, in all material respects, by Buyer of all covenants and agreements of this Agreement to be performed or observed by it prior to or on the Closing Date shall be a condition precedent to Sellers’ obligation to sell the Properties.
4.4    Representations and Warranties of Buyer. The obligation of Sellers to close the transactions contemplated by this Agreement is subject to the truth, in all material respects, of the representations and warranties of Buyer set forth in this Agreement, as of the Closing Date, as though made on and as of the Closing Date (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of that specified date). Without limitation on the foregoing, in the event that the Buyer’s closing certificate (the “Buyer Closing Certificate”) in the form attached hereto as Exhibit “M” shall disclose any material adverse changes in the representations and warranties of Buyer under this Agreement, then Sellers shall have the right to terminate this Agreement by written notice to Buyer and, in connection with any such termination, Sellers and Buyer shall be released from further obligation or liability hereunder (except for those obligations and liabilities which expressly survive such termination).
4.5    Title Matters.
4.5.1    Title Report; Survey. If not previously delivered to Buyer, Sellers shall request that Title Company promptly deliver to Buyer a copy of a preliminary title report or commitment for title insurance (the “Preliminary Title Report”) covering each Property from Title Company. In addition, Sellers shall (if not previously delivered) deliver to Buyer a copy of the most recent existing survey (if any) in Sellers’ possession relating to the Properties (if any, individually and collectively, the “Survey”). Buyer shall notify Sellers in writing (the “Title Notice”) prior to expiration of the Title Review Period as to which matters, if any, within the Preliminary Title Report and which survey matters are not acceptable to Buyer (individually, a “Disapproved Title Matter”). Any matter within the Preliminary Title Report, the Survey (if any), and any matter that would be disclosed by a current, accurate survey of the Land and Improvements included in each Property that Buyer fails to so disapprove in a Title Notice delivered prior to the expiration of the Title Review Period shall be conclusively deemed to have been approved by Buyer. If Buyer timely delivers a Title Notice indicating a Disapproved Title Matter, then Sellers shall have one (1) business day after receipt of such Title Notice to elect to notify Buyer in writing (a “Title Response Notice”) that Sellers either (a) will remove such Disapproved Title Matter from title to the applicable Property on or before the Closing, or (b) elect not to cause such Disapproved Title Matter to be removed from title to the applicable Property. If Sellers fail to deliver a Title Response Notice as to a particular Disapproved Title Matter within such one (1) business day period, then Sellers shall be deemed to have made the election in clause (b) above as to such Disapproved Title Matter. The procurement by Sellers of a written commitment from the Title Company to issue the “Owner’s Policy” (defined below) or an endorsement thereto reasonably satisfactory to Buyer as of the Closing and insuring Buyer against any Disapproved Title Matter (or any “Additional Title Matter” as defined below) shall be deemed a removal thereof from title to the applicable Property. If Sellers make (or are deemed to have made) the election in clause (b) above as to any Disapproved Title Matter, then Buyer shall have until the expiration of the Due Diligence Period to notify Sellers in writing that Buyer elects to either (x) nevertheless proceed with the purchase and take title to the Properties notwithstanding such Disapproved Title Matter, or (y) terminate this Agreement. If Buyer makes the election set forth in clause (y) above, then this Agreement shall immediately terminate (with respect to all of the Properties), Buyer shall be entitled to a return of the Deposit (less the Independent Consideration, which shall be paid to Sellers), and Sellers and Buyer shall have no further rights or obligations hereunder, except for the provisions hereof that expressly survive termination of this Agreement. If Buyer fails to notify Sellers in writing of its election before the expiration of the Due Diligence Period, then Buyer shall be deemed to have made the election set forth in clause (x) above. Buyer acknowledges that Sellers have advised Buyer that it should either obtain an abstract covering the Properties examined by an attorney of Buyer’s selection, or Buyer should be furnished with or obtain a title policy in connection with its purchase of the Properties.

4.5.2    Additional Title Matters. Approval by Buyer of any additional title exceptions, defects, encumbrances or other title matters first disclosed in writing after the end of the Title Review Period (“Additional Title Matters”) shall be a condition precedent to Buyer’s obligations to purchase the Properties (Buyer hereby agreeing that its approval of Additional Title Matters shall not be unreasonably withheld). Unless Buyer gives written notice (“Title Disapproval Notice”) that it disapproves any Additional Title Matters, stating the Additional Title Matters so disapproved, before the sooner to occur of the Closing or three (3) days after receipt of written notice of such Additional Title Matters, Buyer shall be deemed to have approved such Additional Title Matters. Sellers shall have until the Closing within which to remove the disapproved Additional Title Matters set forth therein from title (Sellers having the right but not the obligation to do so). In the event Sellers determine at any time that they are unable or unwilling to remove any one or more of such disapproved Additional Title Matters, Sellers shall give written notice to Buyer to such effect; in such event, Buyer may, at its option, terminate this Agreement upon written notice to Sellers but only if given prior to the sooner to occur of the Closing or three (3) days after Buyer receives Sellers’ notice, in which case this Agreement shall immediately terminate, Buyer shall be entitled to a return of the Deposit (less the Independent Consideration, which shall be paid to Sellers), and Sellers and Buyer shall have no further rights or obligations hereunder, except for the provisions hereof that expressly survive termination of this Agreement. If Buyer fails to give such termination notice by such date, Buyer shall be deemed to have waived its objection to, and to have approved, the matters set forth in Sellers’ notice.
4.5.3    Seller Liens. Notwithstanding the foregoing provisions of this Section 4.5, whether or not Buyer objects thereto, Sellers shall be obligated to take (and hereby covenant to take) such actions as may be reasonably required by Title Company so that Title Company is willing to issue title insurance to Buyer without exception for (i) any Liens securing any existing mortgage or deed of trust financing obtained or assumed by any Seller or its affiliate that encumbers all or any portion of the Properties as of the Effective Date (an “Existing Loan”), (ii) any Liens securing any other mortgage or deed of trust financing voluntarily obtained by any Seller after the Effective Date and prior to the Closing, or (iii) any other mechanics’ liens or materialmens’ liens arising from any work or improvements at the Properties ordered or authorized by any Seller that encumber the Properties on the Closing Date (other than liens or claims arising from Buyer’s due diligence reviews or inspections hereunder).
4.5.4    Exceptions to Title. Buyer’s obligation to purchase the Properties is subject to the condition precedent that, at the Closing, the Title Company shall have irrevocably committed to issue an extended coverage Owner’s Policy for each Property (or one Owner’s Policy covering all of the Properties) upon the Closing, subject only to the following exceptions to title (the “Permitted Exceptions”):
(a)    Real estate taxes and assessments not yet delinquent;
(b)    The printed exceptions, if any, which appear in an extended coverage form ALTA Owner’s Policy of Title Insurance issued by Title Company in the State of California;

(c)    The Leases; and
(d)    Such other exceptions to title or survey exceptions as may be approved or deemed approved by Buyer pursuant to the above provisions of this Section 4.5 or as otherwise expressly permitted under this Agreement, or any exceptions resulting from the acts of Buyer or its consultants, employees, agents or representatives.
Conclusive evidence of the availability of such title shall be the irrevocable commitment of Title Company to issue to Buyer on the Closing Date one or more standard form Owner’s Policies of Title Insurance issued by Title Company in the State of California (each an “Owner’s Policy”, and collectively the “Owner’s Policies”), with aggregate coverage limits equal to the Purchase Price, which Owner’s Policies shall show (i) title to the Land and Improvements included in the applicable Property to be vested of record in Buyer, and (ii) the Permitted Exceptions to be the only exceptions to title. In connection with obtaining coverage over survey matters under any ALTA form of Owner’s Policy, Buyer shall deliver to the Title Company prior to the Closing Date the Survey.
4.5.5    Endorsements to Owner’s Policies. It is understood that Buyer may request a number of endorsements to the Owner’s Policies. Buyer shall satisfy itself prior to the expiration of the Title Review Period whether Title Company will be willing to issue such endorsements at Closing and the issuance of such endorsements shall not be a condition to Closing.
4.6    Due Diligence Reviews. Except for title and survey matters (which shall be governed by the provisions of Section 4.5 above), and subject to the provisions hereinafter set forth, Buyer shall have until the expiration of the Due Diligence Period within which to perform and complete all of Buyer’s due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Properties, including all toxic, soils, engineering and environmental reports and all leases, license agreements and service contracts, sewer/water conditions, utilities service information, zoning information, access information, assessments and city fees, developmental conditions and approvals, operating expenses and legal, physical, environmental and compliance matters and conditions respecting the Properties (the foregoing being collectively called the “Property Information”). Subject to Section 4.6.1, during the Due Diligence Period and prior to the Closing, Sellers shall provide Buyer and its actual and potential investors, lenders and assignees, and their respective representatives, attorneys, accountants, consultants, surveyors, title companies, agents, employees, contractors, appraisers, architects and engineers, with reasonable access to the Properties (subject to the rights of tenants under the Leases) upon reasonable advance notice and shall also make available for review and copying (at Buyer’s expense) copies of all material documents, materials and other information relating to the Property Information that Buyer may request and that is in the possession of any Seller or its agents. In no event, however, shall Sellers be obligated to make available (or cause to be made available) any Excluded Materials. In no event shall any right of Buyer to access or inspect the Properties or to conduct further reviews and analyses after the expiration of the Due Diligence Period, as set forth herein, give rise to any due diligence approval or termination right in favor of Buyer under Section 4.6.2 of this Agreement.
4.6.1    Review Standards. Buyer shall at all times conduct its due diligence reviews, inspections and examinations in a manner so as to not cause liability, damage,

lien, loss, cost or expense (other than normal and customary costs or expenses incurred by Sellers in facilitating Buyer’s due diligence investigations in accordance with the terms of this Agreement) to Sellers or the Properties and so as to not unreasonably interfere with or disturb any tenant or Sellers’ operation of the Properties, and Buyer will indemnify, defend, and hold Sellers and the Properties harmless from and against any such liability, damage, lien, loss, cost or expense (except to the extent arising from the mere discovery of existing conditions that are not exacerbated by Buyer or its agents and except to the extent arising from the gross negligence or willful misconduct of Sellers and/or their agents). Prior to entry upon any of the Properties, Buyer shall provide Sellers with copies of certificates of insurance evidencing comprehensive general liability insurance policies (naming each Seller as an additional insured) that shall be maintained by Buyer and by any consultants or other third parties engaged by Buyer in connection with Buyer’s and such consultants’ and third parties’ investigations upon the Properties, with limits, coverages and insurers under such policies reasonably satisfactory to Sellers. Without limitation on the foregoing, in no event shall Buyer: (a) conduct any intrusive physical testing (environmental, structural or otherwise) at any Property (such as soil borings, water samplings or the like) or take physical samples from any Property without Sellers’ express written consent, which consent, as to such intrusive physical testing or sampling, may be given or withheld in Sellers’ sole discretion (and Buyer shall in all events promptly return the Properties to their prior condition and repair thereafter); (b) contact any consultant or other professional engaged by any Seller or any tenant of any Property (or its representatives) with respect to the Property without Seller’s express written consent (which shall not be unreasonably withheld); or (c) except as required by Laws, contact any Governmental Entity having jurisdiction over any Property without Seller’s express written consent (which shall not be unreasonably withheld) other than ordinary contact normally associated with routine due diligence examinations that do not involve any discussions with governmental officials (except to the extent necessary to request records); or (d) contact any member or partner of a Seller or any lender or servicer with respect to any Existing Loan, in each case, without the prior written approval of Sellers. Consents under clause (b), (c) or (d) above may be given orally or by e-mail by either (i) Danny Kuo (Danny_Kuo@equityoffice.com, (312) 466-3153), (ii) Frank Campbell (Frank_Campbell@equityoffice.com, (310) 417-4612), (iii) Spencer Rose (Spencer_Rose@equityoffice.com, (310) 417-4625), or (iv) such other individuals designated in a written notice or e-mail notice given by Sellers to Buyer. Sellers shall have the right, at their option, to cause a representative of Sellers to be present at all inspections, reviews and examinations conducted hereunder. Buyer shall schedule any entry (by it or its designees) onto any Property in advance with Sellers. In the event of any termination hereunder (other than by reason of Sellers’ default), Buyer shall return all documents and other materials furnished by Sellers hereunder and at Sellers’ written request, Buyer shall promptly deliver to Sellers true, accurate and complete copies of any written reports relating to any Property prepared for or on behalf of Buyer by any third party without any representation or warranty as to the accuracy or completeness of such documents excluding any valuation, financial analyses, proprietary information, or any item subject to attorney client privilege. In connection with any permitted testing, sampling or other work performed hereunder, Buyer shall promptly dispose of (or cause to be disposed of) at its sole cost in accordance with all applicable Laws any waste or other materials generated or removed by Buyer or by its agents or contractors arising from or in connection with the investigations, samplings or testing hereunder. This Section 4.6.1 shall survive any termination of this Agreement.
4.6.2    Termination Right. Prior to the expiration of the Due Diligence Period, Buyer may in its sole discretion, for any reason or no reason, terminate this Agreement by written notice to Sellers (such notice being herein called the “Termination Notice”), whereupon this Agreement, and the obligations of the parties hereunder, shall terminate (and no party hereto shall have any further obligation in connection herewith except under those provisions that expressly survive a termination of this Agreement), $100 of the Deposit shall be paid to Sellers as independent consideration for this Agreement (the “Independent Consideration”), and the balance of the Deposit shall be delivered to Buyer. In the event that Buyer shall fail to have delivered the Termination Notice to Sellers before the expiration of the Due Diligence Period, Buyer shall have no further right to terminate this Agreement pursuant to this Section 4.6. For avoidance of doubt, a Termination Notice shall terminate this Agreement with respect to all of the Properties (Buyer having no right or option to terminate this Agreement with respect to certain Properties and leave this Agreement in effect with respect to the remaining Property or Properties).
4.7    Tenant Estoppel Certificates. Receipt of tenant estoppel certificates (“Tenant Estoppel Certificates”) from (i) all of the tenants (the “Required Tenants”) listed on Exhibit “J”, and (ii) a sufficient number of other tenants at the Properties such that estoppel certificates shall have been received pursuant to clauses (i) and (ii) hereof with respect to not less than 75% of the total net rentable square footage of each Building at the Property covered by Leases in effect as of the Closing Date, in the form required under Section 4.7.1 (which do not disclose a material default under a Lease by the tenant or landlord or a material adverse inconsistency in the economic provisions of a Lease, in each case which is not set forth in the Leases or disclosed in the Due Diligence Materials), shall be a condition precedent to Buyer’s obligation to acquire the Properties hereunder (the “Estoppel Condition”); provided that, solely for purposes of the foregoing provisions of this sentence, any tenant or landlord default under a Lease shall not be deemed to have been disclosed to Buyer in the Due Diligence Materials unless written notice of the same shall have been delivered by a Seller to Buyer prior to expiration of the Due Diligence Period. For the avoidance of doubt, the “total net rentable square footage” of each Property, as used in the preceding sentence, shall not include any area subject to or covered by any billboard, rooftop, telecommunications, or antenna lease or license (collectively, “Non-Space Leases”). If the Estoppel Condition is not satisfied by 5:00 p.m. Pacific time on the date that is three (3) business days prior to the then-scheduled Closing Date, then either Buyer or Sellers may postpone the Closing Date for fifteen (15) days (but not beyond January 15, 2014) by giving written notice of such postponement to the other party by 5:00 p.m. Pacific time on the date that is at least one (1) business day prior to the then-scheduled Closing Date. If either party has timely given such extension notice pursuant to this Section 4.7 and the Estoppel Condition is thereafter satisfied, then either Buyer or Seller may accelerate the Closing Date, by giving written notice to the other party, to the date that is three (3) business days following the date of delivery of such acceleration notice. If, on the Closing Date (as the same may have been extended), the Estoppel Condition is still not satisfied, then Buyer shall have the right to terminate this Agreement by written notice to Sellers given prior to the Closing, in which case this Agreement shall terminate, Buyer shall be entitled to a refund of the Deposit (less the Independent Consideration, which shall be paid to Sellers), and no party hereto shall have any further obligation under this Agreement except under those provisions that expressly survive a termination of this Agreement.
4.7.1    Sellers shall deliver drafts of the Tenant Estoppel Certificates to Buyer prior to sending them to the tenants. Buyer shall respond with any comments thereto by the later of (a) two (2) business days following receipt of the applicable draft(s), or (b) with respect to Tenant Estoppel Certificates for (i) Required Tenants, 5:00 p.m. Pacific time on December 10, 2013, and (ii) all other tenants, 5:00 p.m. Pacific time on December 12, 2013. If Buyer shall fail to respond to any proposed draft within the applicable time period set forth in the immediately preceding sentence, then Buyer shall be deemed to have approved such proposed draft. Each Tenant Estoppel Certificate shall be substantially in the form attached as Exhibit “J” (or if Sellers, after using commercially reasonable efforts to obtain certificates in such form, are unable to obtain the same, then in the form, if any, prescribed in or permitted by the applicable Lease); provided, however, that (a) with respect to a Lease with a regional or national tenant, the form may also be the standard form generally used by such tenant, and (b) Buyer acknowledges that if any tenant (other than a Required Tenant) returns a duly executed Tenant Estoppel Certificate omitting or materially modifying the statements set forth in paragraph (7) and/or paragraph (8) in Schedule A thereof (i.e., regarding base year amounts), but otherwise substantially in the form required herein, then such Tenant Estoppel Certificate shall be deemed acceptable to satisfy the Tenant Estoppel Condition (other than for a Required Tenant). In addition, any provisions of the applicable estoppel certificates respecting material defaults, defenses, disputes and environmental matters may be limited to the actual knowledge of the applicable tenant. Buyer’s failure to object to any revisions proposed by a tenant or any executed and delivered Tenant Estoppel Certificate (or any information or provision therein) by written notice to Sellers given within five (5) business days after Buyer’s receipt thereof (but not later than the Closing Date, subject to extension as provided above) shall be deemed to constitute Buyer’s acceptance and approval thereof.
4.7.2    Sellers shall utilize commercially reasonable efforts to obtain Tenant Estoppel Certificates from the tenant under each Lease (other than Non-Space Leases). As used in this Agreement, “commercially reasonable efforts” shall not include any obligation to institute or threaten legal proceedings, to declare or threaten to declare any person in default, to expend any monies or to cause any other person to do any of the same.
4.7.3    Notwithstanding anything to the contrary herein, in the event Sellers fail to obtain a Tenant Estoppel Certificate from any particular tenant (other than a Required Tenant) under any Lease (after requesting the same) other than any Non-Space Lease, Sellers may (but shall not be obligated to) deliver to Buyer on the Closing Date a certificate from the applicable Seller (a “Seller Tenant Certificate”) in the applicable form attached as Exhibit “J” executed by Seller for such tenant (other than any Required Tenant), and in such event, Seller shall be deemed to have delivered a Tenant Estoppel Certificate with respect to such tenant (except in the case of a Required Tenant and any other tenant not permitted above) for purposes of satisfying the Estoppel Condition; provided that, Seller Tenant Certificates shall not be used to satisfy the Estoppel Condition for tenants occupying, in the aggregate, in excess of 10% of the total net rentable square footage of each Building at the Property covered by Leases in effect as of the Closing Date. Any Seller Tenant Certificate shall be subject to the limitations set forth in Sections 7.3 and 7.4.

4.8    Association Estoppel. It shall be a condition precedent to Buyer’s obligation to purchase the Properties that Buyer receives an estoppel certificate from the Howard Hughes Center Property Owner’s Association under and with respect to that certain Agreement and Declaration of Covenants, Conditions and Restrictions for Howard Hughes Center, dated March 17, 1993 and recorded on June 24, 1993, as Instrument No. 93-1210312 in the Official Records of the Recorder’s Office of Los Angeles County, California, as amended (as amended, the “CC&Rs”), which estoppel certificate shall be substantially in the form attached hereto as Exhibit “O” (the “Association Estoppel Condition”). If the Association Estoppel Condition is not satisfied by 5:00 p.m. Pacific time on the date that is three (3) business days prior to the then-scheduled Closing Date, then either Buyer or Sellers may postpone the Closing Date for fifteen (15) days (but not beyond January 15, 2014) by giving written notice of such postponement to the other party by 5:00 p.m. Pacific time on the date that is at least one (1) business day prior to the then-scheduled Closing Date. If, on the Closing Date (as the same may have been extended), the Association Estoppel Condition is still not satisfied, then Buyer shall have the right to terminate this Agreement by written notice to Sellers given prior to the Closing, in which case this Agreement shall terminate, Buyer shall be entitled to a refund of the Deposit (less the Independent Consideration, which shall be paid to Sellers), and no party hereto shall have any further obligation under this Agreement except under those provisions that expressly survive a termination of this Agreement.
5.    Closing Procedure. The closing (the “Closing”) of the sale and purchase herein provided shall occur on the Closing Date. Buyer shall have the right to extend the Closing Date one time for a period of up to ten (10) business days after the originally-scheduled Closing Date of December 31, 2013, if Buyer anticipates (in its sole and absolute discretion) that it will not be able to obtain debt financing (on terms and conditions acceptable to it at its sole and absolute discretion) for the purchase of the Properties hereunder by such originally-scheduled Closing Date, upon Buyer’s satisfaction of the following conditions precedent to such extension: (a) Buyer shall have delivered to Sellers and Escrow Agent written notice of Buyer’s election to so extend the Closing Date (an “Extension Notice”) not later than 5:00 p.m. Pacific time on December 27, 2013; and (b) Buyer shall have delivered an extension deposit (the “Extension Deposit”) of Twenty Million and No/100th’s ($20,000,000) to Escrow Agent by wire transfer of immediately available federal funds within one (1) business day after Buyer’s delivery of the Extension Notice to Sellers. Upon Escrow Agent’s receipt of the Extension Deposit, such Extension Deposit shall become and form a part of the Deposit and shall be non-refundable to Buyer except as otherwise expressly provided in this Agreement with respect to the balance of the Deposit.
5.1    Escrow. The Closing shall be accomplished pursuant to escrow instructions (the “Escrow Instructions”) among Buyer, Sellers and the Escrow Agent in the form of Exhibit “C”, which Buyer and Sellers shall execute concurrently herewith. In addition, each of Sellers or Buyer may provide additional or supplemental escrow instructions in connection with the Closing, as long as the same are not inconsistent with the Escrow Instructions or this Agreement.
5.2    Closing Deliveries. The parties shall deliver to the Escrow Agent the following:

5.2.1    Sellers’ Deliveries. At least one (1) business day prior to the Closing Date, Sellers shall deliver (or cause to be delivered) to the Escrow Agent the following:
(a)    A duly executed and acknowledged original deed (the “6060 Deed”) in the form of Exhibit “D” for the 6060 Property, conveying 6060 Seller’s interest in and to the 6060 Land and 6060 Improvements. In connection with the 6060 Deed, neither the Allocable Purchase Price nor the documentary transfer tax payable with respect to recordation of the 6060 Deed shall be included within the 6060 Deed, but shall instead be separately reported as required by Laws to Governmental Entities having jurisdiction pursuant to Section 11932 of the Revenue and Taxation Code, as amended;
(b)    A duly executed and acknowledged original deed (the “6080 Deed”) in the form of Exhibit “D” for the 6080 Property, conveying 6080 Seller’s interest in and to the 6080 Land and 6080 Improvements. In connection with the 6080 Deed, neither the Allocable Purchase Price nor the documentary transfer tax payable with respect to recordation of the 6080 Deed shall be included within the 6080 Deed, but shall instead be separately reported as required by Laws to Governmental Entities having jurisdiction pursuant to Section 11932 of the Revenue and Taxation Code, as amended;
(c)    A duly executed and acknowledged original deed (the “6100 Deed”) in the form of Exhibit “D” for the 6100 Property, conveying 6100 Seller’s interest in and to the 6100 Land and 6100 Improvements. In connection with the 6100 Deed, neither the Allocable Purchase Price nor the documentary transfer tax payable with respect to recordation of the 6100 Deed shall be included within the 6100 Deed, but shall instead be separately reported as required by Laws to Governmental Entities having jurisdiction pursuant to Section 11932 of the Revenue and Taxation Code, as amended;
(d)    A duly executed and acknowledged original deed (the “6601 Deed”) in the form of Exhibit “D” for the 6601 Property, conveying 6601 Seller’s interest in and to the 6601 Land and 6601 Improvements. In connection with the 6601 Deed, neither the Allocable Purchase Price nor the documentary transfer tax payable with respect to recordation of the 6601 Deed shall be included within the 6601 Deed, but shall instead be separately reported as required by Laws to Governmental Entities having jurisdiction pursuant to Section 11932 of the Revenue and Taxation Code, as amended;
(e)    A duly executed and acknowledged original deed (the “6701 Deed”) in the form of Exhibit “D” for the 6701 Property, conveying 6701 Seller’s interest in and to the 6701 Land and 6701 Improvements. In connection with the 6701 Deed, neither the Allocable Purchase Price nor the documentary transfer tax payable with respect to recordation of the 6701 Deed shall be included within the 6701 Deed, but shall instead be separately reported as required by Laws to Governmental Entities having jurisdiction pursuant to Section 11932 of the Revenue and Taxation Code, as amended;
(f)    A duly executed and acknowledged original deed (the “6833 Deed”) in the form of Exhibit “D” for the 6833 Property, conveying 6833 Seller’s interest in and to the 6833 Land and 6833 Improvements. In connection with the 6833 Deed, neither the Allocable

Purchase Price nor the documentary transfer tax payable with respect to recordation of the 6833 Deed shall be included within the 6833 Deed, but shall instead be separately reported as required by Laws to Governmental Entities having jurisdiction pursuant to Section 11932 of the Revenue and Taxation Code, as amended;
(g)    A duly executed original bill of sale, assignment and assumption agreement (the “6060 Bill of Sale, Assignment and Assumption”) in the form of Exhibit “E”, conveying 6060 Seller’s interest in the 6060 Personal Property and the 6060 Intangible Property;
(h)    A duly executed original bill of sale, assignment and assumption agreement (the “6080 Bill of Sale, Assignment and Assumption”) in the form of Exhibit “E”, conveying 6080 Seller’s interest in the 6080 Personal Property and the 6080 Intangible Property;
(i)    A duly executed original bill of sale, assignment and assumption agreement (the “6100 Bill of Sale, Assignment and Assumption”) in the form of Exhibit “E”, conveying 6100 Seller’s interest in the 6100 Personal Property and the 6100 Intangible Property;
(j)    A duly executed original bill of sale, assignment and assumption agreement (the “6601 Bill of Sale, Assignment and Assumption”) in the form of Exhibit “E”, conveying 6601 Seller’s interest in the 6601 Personal Property and the 6601 Intangible Property;
(k)    A duly executed original bill of sale, assignment and assumption agreement (the “6701 Bill of Sale, Assignment and Assumption”) in the form of Exhibit “E”, conveying 6701 Seller’s interest in the 6701 Personal Property and the 6701 Intangible Property;
(l)    A duly executed original bill of sale, assignment and assumption agreement (the “6833 Bill of Sale, Assignment and Assumption”) in the form of Exhibit “E”, conveying 6833 Seller’s interest in the 6833 Personal Property and the 6833 Intangible Property;
(m)    Duly executed original federal certificates of “non-foreign” status in the form required by Section 1445 of the Internal Revenue Code duly executed by each Seller (or its affiliate, if applicable) and, if required, a duly executed original California state Form 593-C certificate sufficient to exempt each Seller from any California state withholding requirement with respect to the sales contemplated by this Agreement;
(n)    Unless Buyer and Sellers elect to deliver the same outside of escrow, duly executed notices to each of the tenants under the Leases with respect to the Properties (“Tenant Notices”), in the form of Exhibit “F”, which notices Buyer shall, at Buyer’s sole cost and expense, mail to each such tenant by certified mail, return receipt requested(and Buyer shall provide proof of delivery thereof to Sellers promptly following the Closing);

(o)    Unless Buyer and Sellers elect to deliver the same outside of escrow, duly executed notices to each of the vendors under any Service Agreement to be assumed by Buyer at Closing as provided in this Agreement (“Vendor Notices”), such Vendor Notices to be in such form(s) as are reasonably required by Sellers, which notices Buyer shall, at Buyer’s sole cost and expense, mail to each such vendor by certified mail, return receipt requested(and Buyer shall provide proof of delivery thereof to Sellers promptly following the Closing);
(p)    A Seller Closing Certificate duly executed by Sellers;
(q)    Evidence reasonably satisfactory to the Escrow Agent respecting the due organization of Sellers and the due authorization and execution by Sellers of this Agreement and the documents required to be delivered hereunder by Sellers;
(r)    In addition, to the extent they do not constitute Reserved Company Assets and are then in the possession of Sellers (or their agents or employees) and have not theretofore been delivered to Buyer, Sellers shall deliver to Buyer at or promptly following the Closing: (i) any plans and specifications for the Improvements included in each Property; (ii) all unexpired warranties and guarantees that a Seller has received in connection with any work or services performed with respect to, or equipment installed in, its Property; (iii) all keys and other access control devices for the Properties; (iv) originals of all Leases for the Properties and all Lease files; and (v) originals of all Service Agreements for a Property that will remain in effect after the Closing and all tenant leasing information, leasing files, marketing materials, photographs and other images of the Properties, and other material documents relating to the operation or maintenance of a Property in any Seller’s possession. All items described in this paragraph may be either delivered at Closing or left at the management offices at the applicable Property;
(s)    Sellers shall cause each officer or director appointed by any Seller or its affiliate to the Howard Hughes Center Property Owners Association, or any design committee or any other committee thereof or associated therewith, to tender his or her resignation from such position effective as of the Closing;
(t)    A certificate in the form of Exhibit “G” (each a “Seller Title Certificate”) from each Seller to facilitate the issuance of any title insurance sought by Buyer in connection with the transactions contemplated hereby, but in no event shall any Seller be obligated to provide any additional certificate, affidavit or indemnity in connection with such title insurance;
(u)    A duly executed original assignment and assumption (the “Assignment of Covenant and Agreement by 6060 Seller”) in the form of Exhibit “N-1” of all of 6060 Seller’s interests under that certain Covenant and Agreement dated as of January 20, 1986, and recorded in the Official Records of Los Angeles County on February 11, 1986, as Document No. 86-185812;
(v)    A duly executed original assignment and assumption (the “Assignment of Declaration by 6060 Seller”) in the form of Exhibit “N-2” of all of 6060 Seller’s interests under that certain Declaration of Special Land Use Restriction Agreement dated as of

December 6, 1996, and recorded in the Official Records of Los Angeles County on December 11, 1996, as Document No. 96-1995870;
(w)    A duly executed original assignment and assumption (the “Assignment of Parking Structure Agreement by 6833 Seller”) in the form of Exhibit “N-3” of all of 6833 Seller’s interests under that certain Construction, Operations and Easement Agreement for Parking Structure dated as of December 6, 1996, and recorded in the Official Records of Los Angeles County on December 11, 1996, as Document No. 96-1995869;
(x)    A duly executed original assignment and assumption (the “Assignment of Declarant’s Rights”) in the form of Exhibit “N-4” by 6701 Seller of its right, title and interest as the “Declarant” under the CC&Rs;
(y)    Evidence of the termination of all property management and leasing agreements to which any Seller is a party; and
(z)    Such additional documents as may be reasonably and customarily required by Buyer or the Escrow Agent in order to consummate the transactions hereunder (provided the same do not increase in any material respect the costs to, or liability or obligations of, any Seller in a manner not otherwise provided for herein).
5.2.2    Buyer Deliveries. At least one (1) business day prior to the Closing Date (except as to the Closing Payment, which shall be delivered no later than 10:00 a.m. Pacific time on the Closing Date), Buyer shall deliver to the Escrow Agent the following:
(a)    The Closing Payment by wire transfer of immediately available federal funds;
(b)    A duly executed original of each of the 6060 Bill of Sale, Assignment and Assumption, the 6080 Bill of Sale, Assignment and Assumption, the 6100 Bill of Sale, Assignment and Assumption, the 6601 Bill of Sale, Assignment and Assumption, the 6701 Bill of Sale, Assignment and Assumption, and the 6833 Bill of Sale, Assignment and Assumption;
(c)    Unless Buyer and Sellers elect to deliver the same outside of escrow, duly executed Tenant Notices with respect to the Leases in each Property;
(d)    Unless Buyer and Sellers elect to deliver the same outside of escrow, duly executed Vendor Notices with respect to the Service Agreements that are to be assumed by Buyer at the Closing in connection with each Property;
(e)    A duly executed preliminary change of ownership report for each Property;
(f)    The Buyer Closing Certificate duly executed by Buyer;

(g)    Evidence reasonably satisfactory to the Escrow Agent respecting the due organization of Buyer and the due authorization and execution by Buyer of this Agreement and the documents required to be delivered hereunder;
(h)    A duly executed original of the Assignment of Covenant and Agreement by 6060 Seller;
(i)    A duly executed original of the Assignment of Declaration by 6060 Seller;
(j)    A duly executed original of the Assignment of Parking Structure Agreement by 6833 Seller;
(k)    A duly executed original Assignment of Declarant’s Rights; and
(l)    Such additional documents as may be reasonably and customarily required by Sellers or the Escrow Agent in order to consummate the transactions hereunder (provided the same do not increase in any material respect the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).
5.2.3    Mutual Deliveries. At least one (1) business day prior to the Closing Date, Buyer and Sellers shall mutually execute and deliver (or cause to be executed and delivered) to the Escrow Agent, the following:
(a)    A closing statement (the “Closing Statement”) reflecting the Purchase Price, and the adjustments and prorations required hereunder and the allocation of income and expenses required hereby; and
(b)    Such transfer tax forms, if any, as are required by state and local authorities.
5.3    Closing Costs. Sellers shall pay or cause to be paid (1) the portion of the title insurance premium for the Owner’s Policies for standard CLTA coverage in the amount of the Purchase Price for the Properties (including any fees for the title search), and (2) one-half (1/2) of all escrow charges. Buyer shall pay (1) the amount by which the title insurance premium costs for any title insurance policy obtained by Buyer and for all endorsements thereto (other than any endorsements that a Seller elects to obtain pursuant to Section 4.5.1 or Section 4.5.2 above) exceeds the cost of standard CLTA coverage, (2) one-half (1/2) of all escrow charges, (3) Buyer’s cost, if any, to obtain a new survey or to update the Survey (and, without limitation on the foregoing, Buyer shall reimburse 50% of Sellers’ actual out-of-pocket costs up to $17,143.00 for any new surveys or survey updates obtained by any Seller within one year prior to the Effective Date), (4) all fees, costs or expenses in connection with Buyer’s due diligence reviews and analyses hereunder, and (5) county and city transfer taxes in the amount of $2,833,614 payable in connection with the sale contemplated herein (provided that (i) if the amount of transfer taxes payable at Closing in connection with the sale exceeds $2,833,614 in the aggregate, then Sellers will pay such excess at Closing, and

(ii) if the amount of transfer taxes payable at Closing in connection with the sale is less than $2,833,614 in the aggregate, then Sellers shall be entitled to receive a credit at Closing from Buyer in the amount of such difference). Any other closing costs shall be allocated in accordance with local custom. Sellers and Buyer shall pay their respective shares of prorations as hereinafter provided. Except as otherwise expressly provided in this Agreement, each party shall pay the fees of its own attorneys, accountants and other professionals.
5.4    Prorations.
5.4.6    Items to be Prorated. The initial prorations and payments provided for in this Section 5.4 shall be made at Closing on the basis of the Closing Statement, which shall be prepared by Sellers and submitted to Buyer for its review and approval at least two (2) business days prior to the Closing. The following shall be prorated between Sellers and Buyer as of the Closing Date (on the basis of the actual number of days elapsed over the applicable period), with Buyer being deemed to be the owner of the Properties during the entire day on the Closing Date and being entitled to receive all operating income of the Properties, and being obligated to pay all operating expenses of the Properties, with respect to the Closing Date:
(a)    All non-delinquent real estate, personal property, and ad valorem taxes and assessments on the Properties for the year in which Closing occurs (i.e., “accrual basis” proration), based on the applicable tax year (i.e., July 1, 2013 through June 30, 2014) rather than on the calendar year. If the final tax bill for any Property for the year in which Closing occurs has not been issued as of Closing, such taxes shall be prorated based on the prior year’s tax bill. Sellers shall be responsible for the payment of any real estate and personal property taxes that are delinquent before Closing, which obligation shall survive the Closing without limitation. In no event shall Sellers be charged with or be responsible for any increase in the taxes on the Properties resulting from the sale of the Properties contemplated by this Agreement, any change in use of the Properties on or after the Closing Date, or from any improvements made or leases entered into on or after the Closing Date. If any assessments on the Properties are payable in installments, then the installment allocable to the current period shall be prorated (with Buyer being allocated the obligation to pay any installments due after the Closing Date).
(b)    All fixed and additional rentals under the Leases, security deposits (except as hereinafter provided) and other tenant charges. Sellers shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all refundable cash security deposits (to the extent the foregoing were made by tenants under the Leases and are not applied or forfeited prior to the Closing) to Buyer on the Closing Date. Sellers shall also use commercially reasonable efforts to transfer to Buyer any security deposits that are held in the form of letters of credit (the “SD Letters of Credit”) if the same are transferable, at Sellers’ cost (including Sellers’ payment of any third party transfer fees and expenses); if any of the SD Letters of Credit is not transferable, Sellers shall request the tenants obligated under such SD Letters of Credit to cause new letters of credit to be issued in favor of Buyer in replacement thereof and in the event such a new letter of credit is not issued in favor of Buyer by Closing, Buyer and Sellers shall diligently pursue such replacement after Closing and Sellers shall take all reasonable action, as directed by Buyer and at Seller’s expense, in connection with the presentment of such SD Letters of Credit for payment as permitted under the terms of the applicable Lease, and in consideration of Sellers’ agreement as aforesaid, Buyer shall indemnify, defend and hold Sellers harmless from any liability, damage, loss, cost or expense resulting from an alleged wrongful drawing upon any of the SD Letters of Credit after the Closing. A list of the unapplied tenant security deposits under the Leases as of the Effective Date is set forth on Exhibit “K”. Rents that are delinquent (or payable but unpaid) as of the Closing Date shall not be prorated on the Closing Date. Rather, Buyer shall cause any such delinquent rent (or payable but unpaid rent) for the period prior to Closing to be remitted to Sellers if, as and when collected. At Closing, Sellers shall deliver to Buyer a schedule of all such delinquent or payable but unpaid rent. Additionally, there shall be no proration of any rent that a tenant under a Lease delivers to either Buyer or Sellers and that such tenant has identified, at the time of such delivery, as constituting payment or rent due for a month or other period prior to the month in which the Closing occurs (“Identified Pre-Closing Rent”). If Buyer receives any such Identified Pre-Closing Rent, Buyer shall cause such Identified Pre-Closing Rent to be remitted to Sellers if, as, and when collected. Until the date that is two (2) months after the Closing, Buyer shall include such delinquencies (or unpaid amounts) in its normal billing and shall pursue the collection thereof in good faith after the Closing Date (but Buyer shall not be required to litigate or declare a default under any Lease or pursue any other action or remedy in connection with the recovery from tenants of such delinquencies or other unpaid amounts). To the extent Buyer receives payment of rents (or income in connection with other tenant charges) on or after the Closing Date other than Identified Pre-Closing Rent, such payments shall be applied first toward the rent (or other tenant charge) for the month in which the Closing occurs then to the rent (or other tenant charge) owed to Buyer in connection with the applicable Lease or other document for which such payments are received, and then to any delinquent rents (or other tenant charges) owed to a Seller, with Sellers’ share thereof being promptly delivered to Sellers; provided, however, that any year-end or similar reconciliation payment shall be allocated as hereinafter provided. To the extent any Seller receives payment of rents (or income in connection with other tenant charges) on or after the Closing Date that are applicable to periods of time after the Closing Date (as determined in accordance with this Section 5.4), such Seller shall promptly pay such amounts to Buyer. Buyer may not waive any delinquent (or unpaid) rents or modify a Lease so as to reduce or otherwise affect amounts owed thereunder for any period in which a Seller is entitled to receive a share of charges or amounts without first obtaining Sellers’ written consent. Sellers hereby reserve the right to pursue any remedy for damages against any tenant owing delinquent rents and any other amounts to any Seller (but shall not be entitled to terminate any Lease or any tenant’s right to possession), provided that, Sellers shall not exercise any such remedy for a period of two (2) months after the Closing except in connection with the recovery from tenants of taxes or assessments relating to any period prior to the Closing Date (the “Pre-Closing Tax Collection Remedies”). Buyer shall reasonably cooperate with Sellers, at no out-of-pocket cost to Buyer, in any collection efforts hereunder, including Sellers’ Pre-Closing Tax Collection Remedies, but shall not be required to litigate or declare a default under any Lease. With respect to delinquent or other uncollected rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of a Property as of the Closing Date, the applicable Seller shall retain all of the rights relating thereto.
(c)    Payments required to be paid by tenants under Leases for such tenants’ shares of property taxes and assessments, insurance, common area maintenance and other expenses of the Properties are collectively referred to herein as “Reimbursable Tenant Expenses”.

Reimbursable Tenant Expenses shall be determined in accordance with the Leases, including without limitation any Lease provisions that provide for the adjustment of Reimbursable Tenant Expenses based on occupancy changes (i.e., “gross-up” provisions). In addition, to the extent that a Lease provides for base year amounts for operating expenses or taxes, such base year amounts shall be prorated in determining Reimbursable Tenant Expenses with respect to such Lease. Sellers’ “share” of Reimbursable Tenant Expenses for the calendar year in which Closing occurs (the “Closing Year”) shall be determined in accordance with Section 5.4.2(a) hereof. Notwithstanding the foregoing, there shall be no proration of any such Reimbursable Tenant Expenses that are delinquent (or payable but unpaid) as of Closing. Rather, until the date that is two (2) months after the Closing, Buyer shall include such delinquencies (or unpaid amounts) in its normal billing and shall pursue the collection thereof in good faith after the Closing Date (but Buyer shall not be required to litigate or declare a default under any Lease or pursue any other action or remedy in connection with the recovery from tenants of Reimbursable Tenant Expenses relating to any period prior to the Closing Date).
(d)    Any other items of operating income or operating expense that are customarily apportioned between the parties in real estate closings of comparable commercial properties in the metropolitan area where the Properties are located, as applicable; however, there will be no prorations for debt service, insurance premiums or payroll (because Buyer is not acquiring or assuming Sellers’ financing, insurance or employees).
(e)    Buyer shall transfer all utilities at the Properties to its name as of the Closing Date, and where necessary, post deposits with the utility companies. Sellers shall use commercially reasonable efforts to cause all utility meters to be read as of the Closing Date. Sellers shall be entitled to recover any and all deposits held by any utility company as of the Closing Date. All charges for utilities shall be prorated outside of the escrow contemplated herein within sixty (60) days after the Closing Date.
(f)    Without limitation on Buyer’s responsibility for the Leasing Costs identified on Schedule 2 (which shall be Buyer’s responsibility), if the Closing occurs, Buyer shall pay and be responsible for all Leasing Costs to the extent shown on Schedule 5, which includes certain Leasing Costs that are payable by reason of (i) the execution of an Existing Lease prior to the Effective Date, (ii) the renewal, extension, expansion of, or the exercise of any other option under, an Existing Lease, prior to the Effective Date, or (iii) amendments of an Existing Lease entered into prior to the Effective Date. In addition, if the Closing occurs, Buyer shall be responsible for the payment (or, in the case of any amounts payable prior to Closing, the reimbursement to Sellers) of (A) all Leasing Costs that become due and payable (whether before or after Closing) as a result of (1) any New Leases entered into in accordance with this Agreement after the Effective Date, (2) amendments entered into during the Escrow Period in accordance with this Agreement to renew, extend, expand or otherwise amend Existing Leases or New Leases, or (3) any renewals, extensions or expansions of, or the exercise of any other option under, Existing Leases or New Leases exercised by tenants during the Escrow Period; and (B) all Leasing Costs as a result of renewals, extensions, expansions, or the exercise of any other option, occurring on or after the Closing Date of Existing Leases or New Leases. In addition, Buyer shall assume the economic effect of any “free rent” or other concessions pertaining to the period from and after the Closing

(including any free rent described on Schedule 5 hereto). If, as of the Closing Date, Sellers shall have paid any Leasing Costs for which Buyer is responsible pursuant to the foregoing provisions, Buyer shall reimburse Sellers therefor at Closing. Subject to the reimbursement obligations set forth above, Sellers shall pay (or cause to be paid) when due all Leasing Costs payable after the Effective Date and prior to Closing.
5.4.7    Proration of Reimbursable Tenant Expenses and Percentage Rent.
(a)    For the Closing Year. Sellers shall provide an estimated reconciliation of Reimbursable Tenant Expenses as of the Closing Date, based on Sellers’ Actual Reimbursable Tenant Expenses and Sellers’ Actual Tenant Reimbursements (as such terms are hereinafter defined) estimated as of the Closing Date, and any amount due any Seller(s) pursuant to such calculation (in the event Sellers’ Actual Tenant Reimbursements are less than Sellers’ Actual Reimbursable Tenant Expenses) or Buyer (in the event Sellers’ Actual Tenant Reimbursements are more than Sellers’ Actual Reimbursable Tenant Expenses), shall be credited to such Seller(s) or Buyer, as applicable, through escrow at Closing. In order to enable Buyer to make any year-end reconciliations of tenant reimbursements of Reimbursable Tenant Expenses for the Closing Year after the end thereof, Sellers shall determine in accordance with Section 5.4.1(c) hereof the Reimbursable Tenant Expenses actually paid or incurred by a Seller for the portion of the Closing Year during which Sellers owned the Properties (“Sellers’ Actual Reimbursable Tenant Expenses”) and the tenant reimbursements for such Reimbursable Tenant Expenses actually paid to each Seller by tenants for the portion of the Closing Year during which Sellers owned the Properties (“Sellers’ Actual Tenant Reimbursements”). On or before the date that is ninety (90) days after the end of the Closing Year, Sellers shall deliver to Buyer a reconciliation statement (“Sellers’ Reconciliation Statement”) setting forth (i) Sellers’ Actual Reimbursable Tenant Expenses, (ii) Sellers’ Actual Tenant Reimbursements, and (iii) a calculation of the difference, if any, between the two (i.e., establishing that Sellers’ Actual Reimbursable Tenant Expenses were either more or less than or equal to Sellers’ Actual Tenant Reimbursements). Any amount due any Seller pursuant to the foregoing calculation (in the event Sellers’ Actual Tenant Reimbursements are less than Sellers’ Actual Reimbursable Tenant Expenses) or Buyer (in the event Sellers’ Actual Tenant Reimbursements are more than Sellers’ Actual Reimbursable Tenant Expenses), as the case may be, shall be paid by Buyer to Sellers or by Sellers to Buyer, as the case may be, within thirty (30) days after delivery of Sellers’ Reconciliation Statement to Buyer. If Buyer is paid any such amount by Sellers (or credited any such amount at Closing), Buyer thereafter shall be obligated to promptly remit the applicable portion to the particular tenants entitled thereto. Buyer shall indemnify, defend, and hold Sellers and the other “Seller Related Parties” (as hereinafter defined) harmless from and against any losses, costs, claims, damages, and liabilities, including, without limitation, reasonable attorneys’ fees and expenses incurred in connection therewith, arising out of or resulting from Buyer’s failure to remit any amounts actually received from a Seller to tenants if, and to the extent, tenants are entitled thereto in accordance with the provisions hereof.
(b)    For Prior Calendar Years. Sellers shall be responsible for reconciliation with tenants of Reimbursable Tenant Expenses and tenant reimbursements thereof for calendar year 2013 and any calendar year prior to the Closing Year, and Sellers shall be responsible for audits or contests by tenants relating to 2013 and such prior years. If any tenant initiates any such audit or contest, Buyer will promptly notify the applicable Seller thereof. If any such audit discloses that the amount of Sellers’ Actual Tenant Reimbursements collected by a Seller for 2013 or such prior years is less than the amount of Sellers’ Reimbursable Tenant Expenses paid by such Seller for such period (or less than the amount that such Seller is entitled to recover under the terms of the Leases), then such Seller shall be entitled to bill such tenants directly and retain any such amounts due from tenants. If any such audit discloses that the amount of Sellers’ Actual Tenant Reimbursements collected by a Seller for 2013 or such prior calendar year exceeds the amount of Sellers’ Reimbursable Tenant Expenses paid by such Seller with respect to such period (or the amount that such Seller is entitled to recover under the terms of the Leases), then, to the extent required under the terms of the Leases, such Seller shall remit such excess amounts to the applicable tenants within the time periods required pursuant to the Leases. In connection with the foregoing, Sellers shall be permitted to make and retain copies of all Leases and all billings concerning tenant reimbursements for 2013 and such prior years, and Buyer covenants and agrees to provide Sellers with reasonable access to the books and records pertaining to such tenant reimbursements, and to otherwise cooperate with Sellers (at no material out-of-pocket cost to Buyer) for the purpose of enabling Sellers to adequately respond to any claim by tenants for reimbursement of tenant reimbursements previously paid by such tenants. The provisions of this Section 5.4.2(b) shall survive the Closing.
(c)    Percentage Rent. If any tenant of any Property is obligated to pay percentage rent based upon the calendar year or lease year in which the date of Closing occurs (the “Percentage Rent Year”), Buyer shall, within thirty (30) days after receipt of such payment with respect to the Percentage Rent Year, remit to Sellers that portion thereof which, when added to the percentage rent previously paid by a Tenant to Seller for such Percentage Rent Year, will be equal to the total percentage rent paid by such tenant for such Percentage Rent Year, multiplied by a fraction, the numerator of which is the number of days which elapsed between the commencement date of the Percentage Rent Year for each such tenant, and the Closing Date, and the denominator of which is total number of days in such Percentage Rent Year. If Sellers have received payments of percentage rent based on any Percentage Rent Year in which the date of Closing occurs, in excess of Sellers’ share as calculated as set forth above in this Section 5.4.2(c), it shall promptly pay such excess to Buyer.
5.4.8    General Provisions.
(a)    In the event any prorations or apportionments made under this Section 5.4 shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item that cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available (or with respect to real estate and personal property taxes, on the basis of the last final tax bill) and reprorated when the information is available.
(b)    Notwithstanding anything to the contrary set forth herein, all reprorations contemplated by this Agreement shall be completed within one (1) year after Closing.

(c)    The obligations of Sellers and Buyer under this Section 5.4 shall survive the Closing for one (1) year, except that the obligation of Sellers under Sections 5.4.1(a) and 5.4.2(b) shall survive the Closing without limitation.
6.    Condemnation or Destruction of Property. In the event that, after the Effective Date but prior to the Closing Date, either any portion of a Property is taken pursuant to eminent domain proceedings or any of the Improvements included within a Property are damaged or destroyed by any casualty, Sellers shall give Buyer prompt written notice of the same after Sellers’ actual discovery of the same, but shall have no obligation to cause any direct or indirect member, partner or owner of any Seller to contribute capital to a Seller or any other entity, or to repair or replace (or cause to be repaired or replaced) any such damage, destruction or taken property. The applicable Seller shall, at Closing, assign to Buyer (except to the extent any condemnation proceeds or insurance proceeds are attributable to lost rents or other items applicable to any period prior to the Closing) all claims of such Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by such Seller on account of any casualty (except to the extent required for collection costs or repairs by such Seller prior to the Closing Date), as applicable. In connection with any assignment of insurance proceeds hereunder, Sellers shall credit Buyer with an amount equal to the applicable deductible amount under Sellers’ insurance (but not more than the amount by which (x) the cost as of the Closing Date to repair the damage is greater than (y) the insurance proceeds and coverage to be assigned to Buyer). In the event (A) the condemnation award or the cost of repair of damage to the affected Property on account of a casualty, as applicable, shall exceed five percent (5%) of the Allocable Purchase Price for such Property, (B) a casualty is uninsured or underinsured and Sellers do not elect to credit Buyer at Closing with an amount equal to the cost to repair such uninsured or underinsured casualty (Sellers having the right, but not the obligation, to do so), or (C) the condemnation or damage to a Property (i) materially and adversely affects access to or parking at such Property, (ii) results in such Property violating any Laws or failing to comply with zoning or any recorded covenants, conditions or restrictions affecting such Property, or (iii) permits any Required Tenant at such Property to terminate its Lease or to abate rent pursuant to the terms of its Lease, then Buyer may, at its option, terminate this Agreement by notice to Sellers, given on or before the Closing Date, whereupon Buyer shall receive a refund of the Deposit less the Independent Consideration, which shall be paid to Sellers (and no party hereto shall have any further obligation in connection herewith except under those provisions that expressly survive a termination of this Agreement).
7.    Representations, Warranties and Covenants.
7.1    Representations and Warranties of Sellers. Each Seller hereby represents and warrants to Buyer that:
(m)    Leases. (i) There are no leases of space in the Property owned by such Seller or other agreements to occupy all or any portion of the Property owned by such Seller that will be in force after the Closing other than the Leases affecting such Property (as used herein, “Leases” shall mean, with respect to each Property, collectively, (x) the leases, amendments and modifications listed on Exhibit “H-1” (with respect to the 6060 Property), Exhibit “H-2” (with respect to the 6080 Property), Exhibit “H-3” (with respect to the 6100 Property), Exhibit “H-4” (with respect to the 6601 Property), Exhibit “H-5” (with respect to the 6701 Property), or Exhibit “H-6” (with respect to the 6833 Property) [each a “Lease Exhibit” and, collectively, the “Lease Exhibits], including amendments thereto entered into in accordance with this Agreement, and (y) the leases of space in such Property [including amendments thereto] entered into in accordance with this Agreement); (ii) to such Seller’s knowledge, all of the Leases with respect to the Property owned by it are in full force and effect; (iii) none of the Leases has been amended except as set forth in the applicable Lease Exhibit for such Property; (iv) such Seller has provided (or will provide during the Due Diligence Period) true and complete copies of the Leases with respect to the Property owned by it; (v) Exhibit “K” includes an accurate list of all security deposits currently held under Leases with respect to the Property owned by such Seller; (vi) to such Seller’s knowledge, (1) neither such Seller nor any tenant is in monetary default, and (2) no tenant has given written notice to such Seller of any default under any of the Leases affecting such Seller’s Property, except as set forth on Exhibit “I”; and (vii) such Seller has not given written notice of any default by a tenant under any of the Leases affecting such Seller’s Property except as set forth on Exhibit “I”.
(n)    Litigation. Other than litigation disclosed in Schedule 3 hereto, there is no pending (nor has such Seller received any written notice of any threatened) nor, to Seller’s knowledge threatened action, litigation, condemnation or other legal proceeding against the Property owned by such Seller or against such Seller with respect to such Property.
(o)    Compliance. Except as disclosed in the Due Diligence Materials or in Schedule 3 hereto, such Seller has not received any written notice from any Governmental Entity having jurisdiction over the Property owned by such Seller to the effect that such Property is not in compliance with applicable Laws other than notices of non-compliance that have been remedied.
(p)    Service Agreements. Such Seller has not entered into any service or equipment leasing contracts relating to the Property owned by it that will be binding on Buyer or such Property after the Closing, except for the Service Agreements disclosed in Schedule 4 hereto (subject to any restrictions on assignment contained therein). Such Seller has provided (or will provide during the Due Diligence Period) true and complete copies of the Service Agreements with respect to the Property owned by it. To such Sellers’ knowledge, such Seller is not in default under any Service Agreements, and neither party has given written notice of any material default under the Service Agreements affecting its Property that remains uncured. As used herein, the “Service Agreements” shall mean, with respect to each Property, collectively, all service or equipment leasing contracts relating to such Property (other than the “Excluded Contracts”, as defined below) that are (i) described in Schedule 4, or (ii) hereafter entered into in accordance with this Agreement. As used herein, “Excluded Contracts” shall mean contracts to which a Seller or its affiliate is a party and relating to such Seller’s Property for (i) insurance; (ii) existing property management or association management of the Howard Hughes Center Property Owners Association (which agreements will be terminated at the Closing by Sellers or their affiliates); (iii) the engagement of attorneys, accountants, brokers, surveyors, title companies, environmental consultants, engineers or appraisers; (iv) the National Service Contracts; and (v) any other contracts or agreements entered into after the Effective Date that such Seller shall cause to be terminated at or prior to the Closing. The Excluded Contracts are not being assigned to or assumed by Buyer hereunder, except that Buyer is assuming the obligation to pay the Leasing Costs for which it is responsible under Section 5.4.1(f).
(q)    Due Authority. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon such Seller. Such Seller is a Delaware limited liability company, duly organized or formed and validly existing and in good standing under the Laws of such state, and is duly authorized and qualified to do all things required of it under this Agreement. Such Seller has the capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise may be set forth in this Agreement).
(r)    No Conflict. Neither this Agreement nor any of the documents to be delivered by Sellers pursuant to Section 5.2.1 hereof, does now or shall hereafter materially breach, violate, invalidate, cancel, make inoperative or interfere with, or result in the acceleration or maturity of, any agreement, document, instrument, right or interest, or applicable Law affecting or relating to such Seller or its Property.
(s)    Environmental Matters. To such Seller’s knowledge, the Due Diligence Materials include all of the third party reports in its possession relating to Hazardous Materials at the Properties (the “Environmental Reports”). The term “Hazardous Material” shall mean asbestos, petroleum products, and any other hazardous waste or substance that has, as of the Effective Date, been determined to be hazardous or a pollutant by the U.S. Environmental Protection Agency, the U.S. Department of Transportation, or any instrumentality authorized to regulate substances in the environment that has jurisdiction over the Properties.
(t)    Insolvency Such Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of such Seller’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of such Seller’s assets, or (v) made an offer of settlement, extension or composition to its creditors generally.
(u)    Leasing Costs. There are no unpaid Leasing Costs owed by Sellers as of the Effective Date under the Existing Leases, except for the Leasing Costs set forth on Schedule 5; provided that such Schedule 5 does not purport to set forth any Leasing Costs that may arise or become due and payable at any time hereafter as a result of the following:  (1) any New Leases, (2) amendments to Existing Leases or New Leases entered into during the Escrow Period in accordance with this Agreement or after the Closing to renew, extend, expand or otherwise amend Existing Leases or New Leases, or (3) any renewals, extensions, expansions of, or the exercise of any other option under, Existing Leases or New Leases exercised by tenants on or after the Effective Date.
(v)    Employees. Sellers do not have any employees.
(w)    Declarant’s Rights Under CC&Rs. To Sellers’ knowledge, prior to the date hereof, 6701 Seller has not assigned any right, title or interest of 6701 Seller as the

“Declarant” under the CC&Rs, other than pursuant to that certain Assignment and Assumption Agreement dated October 28, 2011 and recorded August 10, 2012 as Instrument No. 20121192002 in the Official Records of the Recorder’s Office of Los Angeles County, California.
7.2    Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller that:
7.2.9    This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer; Buyer is a limited partnership, duly organized and validly existing and in good standing under the Laws of the State of Delaware, and is duly authorized and qualified to do all things required of it under this Agreement; and Buyer has the capacity and authority to enter into this Agreement and consummate the transactions herein provided without the consent or joinder of any other party (except as otherwise may be set forth in this Agreement).
7.2.10    Neither this Agreement nor any agreement, document or instrument executed or to be executed in connection with the same, nor anything provided in or contemplated by this Agreement or any such other agreement, document or instrument, does now or shall hereafter breach, violate, invalidate, cancel, make inoperative or interfere with, or result in the acceleration or maturity of, any agreement, document, instrument, right or interest, or applicable Law affecting or relating to Buyer.
7.2.11    Buyer has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Buyer’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Buyer’s assets, or (v) made an offer of settlement, extension or composition to its creditors generally.
7.3    Survival. The representations, warranties and covenants and all other obligations, provisions and liabilities under this Agreement or any of the Closing Documents (including any cause of action by reason of a breach thereof) shall survive the Closing for a period of 180 days after the Closing Date unless otherwise expressly provided in this Agreement; provided, however, that, all of Section 8 and Section 10 and any other Section of this Agreement that is expressly stated to survive the Closing for a different period of time or indefinitely (and only such Sections) shall survive the Closing for such different period of time or indefinitely (as applicable). Notwithstanding anything to the contrary in this Agreement, Sellers shall have no liability, and Buyer shall make no claim against any Seller, for (and Buyer shall be deemed to have waived any failure of a condition hereunder by reason of) a failure of any condition or a breach of any representation or warranty, covenant or other obligation of any Seller under this Agreement, any Seller Tenant Certificate, or any Closing Document executed by any Seller (including for this purpose any matter that would have constituted a breach of a Seller’s or Sellers’ representations and warranties had they been made on the Closing Date) if (a) the failure or breach in question constitutes or results from a condition, state of facts or other matter that was actually known to Buyer prior to the expiration of the Due Diligence Period, (b) the failure or breach in question constitutes or results from a condition, state of facts or other matter that was actually known to Buyer prior to Closing and Buyer proceeds with the Closing, or (c) to the extent, in the case of a representation and warranty of a Seller or Sellers or as to any certification or other matter contained in a Seller Tenant Certificate, the same is confirmed by any Tenant Estoppel Certificate from a tenant with respect to its Lease.
7.4    Knowledge.
(1)    Definition. When a statement is made under this Agreement or in any Closing Document to the “knowledge” or “actual knowledge” of a party (or other similar phrase), it shall mean that none of the Designated Representatives of such party has any actual (and not imputed or constructive) knowledge (without further investigation) of any facts indicating that such statement is not true. Each Designated Representative shall be deemed to have actual knowledge of any matter received by such Designated Representative in writing. None of the Designated Representatives shall have any personal liability under this Agreement.
(2)    Designated Representatives. The “Designated Representatives” are limited to the following individuals:
(a)    for Sellers: Frank Campbell and Spencer Rose; and
(b)    for Buyer: Jim Bonham.
7.5    Interim Covenants of Sellers. Until the Closing Date or the sooner termination of this Agreement, Sellers covenant to Buyer that:
7.5.1    Maintenance/Operation. Each Seller shall use commercially reasonable efforts to maintain and operate the Property owned by it in substantially the same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty, condemnation or other events beyond the reasonable control of such Seller. Without limitation of the foregoing, each Seller shall maintain its current insurance or insurance equivalent in all material respects to its current insurance.
7.5.2    Service Agreements. Sellers shall not, without the prior consent of Buyer, enter into, materially modify or terminate any service or equipment leasing contracts or other similar agreements relating to any Property or materially modify or terminate the Service Agreements without Buyer’s written consent (which consent may not be unreasonably withheld, conditioned or delayed prior to the expiration of the Due Diligence Period, but which consent may be withheld in Buyer’s sole discretion after expiration of the Due Diligence Period); provided, however, that Sellers may modify or terminate any Excluded Contract at any time. If Buyer fails to notify Sellers in writing of Buyer’s objections within three (3) business days of Buyer’s receipt of the proposed modification, termination or new contract terms (and a request for Buyer’s approval), then Buyer shall be deemed to have approved the same. In addition, if Buyer fails to notify Sellers in writing of Buyer’s objection to any existing Service Agreement prior to the expiration of the Due Diligence Period, then Buyer shall be deemed to have approved the same and shall assume the same at the Closing pursuant to the applicable Bill of Sale, Assignment and Assumption. If Buyer delivers a written notice of objection to any Service Agreement prior to the expiration of the Due Diligence Period, then, to the extent a termination right in favor of the applicable Seller is provided for in such Service Agreement, such Seller shall promptly following the Closing provide a notice of termination to the vendor thereunder with respect to each such Service Agreement to which Buyer has timely objected (collectively, the “Objectionable Service Agreements”); provided, however, that if the termination of any Objectionable Service Agreement cannot be made effective upon the Closing Date (Sellers not being obligated to pay any money to accomplish such termination), then such Objectionable Service Agreement shall be assumed by Buyer at Closing pursuant to the Bill of Sale, Assignment and Assumption together with all Service Agreements that do not constitute Objectionable Service Agreements; provided, further, that Buyer shall not be required to assume any Service Agreement that, by its terms, may not be assigned to and assumed by Buyer without the consent of a third party, unless such third party’s written consent is actually obtained at or before the Closing. Notwithstanding the foregoing, Buyer shall not object to those certain Service Agreements with Summit TV, LLC and Elevator News Network, Inc., and shall assume such Service Agreements at Closing pursuant to the Bill of Sale, Assignment and Assumption.
7.5.3    Leases. Each Seller may continue to offer its Property for lease in the same manner as prior hereto pursuant to its normal course of business and, upon request, such Seller shall keep Buyer reasonably informed as to the status of material leasing activities known to Seller prior to the Closing Date. Each Seller shall keep Buyer reasonably informed as to the status of material leasing activities known to such Seller prior to the Closing Date. No Seller shall enter into any New Lease or modify or terminate any then existing Lease without the prior written consent of Buyer (which consent may not be unreasonably withheld, conditioned or delayed prior to the expiration of the Due Diligence Period, but which consent may be withheld in Buyer’s sole discretion after expiration of the Due Diligence Period). If Buyer fails to notify Sellers in writing of Buyer’s objections within three (3) business days of Buyer’s receipt of the proposed modification, termination or new lease terms (and a request for Buyer’s approval), then Buyer shall be deemed to have approved the same.
7.5.4    Encumbrances. Sellers shall not encumber any Property with any mortgages, deeds of trust or other encumbrances without Buyer’s consent (which shall not be unreasonably withheld, conditioned or delayed as to easements, licenses and similar documents required in the ordinary course of business).
7.6    SNDAs. Upon the written request of Buyer, each Seller agrees to forward, at no cost to such Seller and solely as an accommodation to Buyer, Buyer’s lender’s form of Subordination, Non-Disturbance and Attornment Agreement (if any) to each tenant. However, it is expressly understood and agreed that the receipt of one or more Subordination, Non-Disturbance and Attornment Agreements in any form executed by tenants shall not be a condition to Buyer’s obligation to proceed with the Closing under this Agreement.
7.7    Natural Hazard Disclosure. Sellers have commissioned First American Natural Hazard Commercial Property Disclosure Reports or its affiliate (“Natural Hazard Expert”) to prepare a natural hazard disclosure statement for each Property (the “Natural Hazard

Disclosure”), including the matters required by that certain Article 1.7 of the California Civil Code (currently Section 1103 through 1103.14) . Buyer acknowledges that this transaction is not subject to such Article 1.7, but that nevertheless the Natural Hazard Disclosure shall serve to satisfy any and all disclosure requirements relating to the matters referenced in the Natural Hazard Disclosure. Sellers do not warrant or represent either the accuracy or completeness of the information in the Natural Hazard Disclosure, and Buyer shall use same merely as a part in its overall investigation of the Properties.
7.8    Sellers’ Environmental Inquiry. Buyer acknowledges and agrees that each Seller has indicated that the sole inquiry and investigation such Seller has conducted in connection with the environmental condition of its Property is to obtain the Environmental Reports, and that, for all purposes, including California Health and Safety Code Section 25359.7, Sellers have acted reasonably in solely relying upon said inquiry and investigation.
7.9    Energy Use Disclosures. Buyer acknowledges and agrees that: (a) it has received all disclosures and other documentation or information for the Properties required under Section 25402.10 of the California Public Resources Code and its implementing regulations, (b) such disclosure information is for the current occupancy and use of the Properties, (c) the energy profiles of the Properties will vary depending on future occupancy or use of the Properties, and (d) Sellers make no claims, representations or warranties regarding the future Energy Star profile of the Properties.
7.10    Acknowledgement of Permit Conditions.     Buyer acknowledges and agrees that it has received a copy of and has reviewed the terms of that certain document captioned “Master Covenant and Agreement”, dated as of February 15, 2001, and recorded on February 20, 2001, as Instrument No. 01-281950 of Official Records (the “Covenant”), and accordingly Buyer has been advised of the conditions to the grant of permit pursuant to the Covenant in accordance with the section of the Covenant entitled “Transferability”.
7.11    Third Party Estoppel Certificates. Upon the written request of Buyer, Sellers agree to forward, at no cost to Sellers and solely as an accommodation to Buyer, Buyer’s form of estoppel certificate (the “Third Party Estoppel Certificates”) to the third parties identified on Schedule 6 attached hereto with respect to the documents of record described on such schedule, and to use commercially reasonable efforts to obtain the same from such third parties. However, it is expressly understood and agreed that the receipt of one or more Third Party Estoppel Certificates in any form executed by such parties shall not be a condition to Buyer’s obligation to proceed with the Closing under this Agreement.
8.    DISCLAIMER; RELEASE. AS AN ESSENTIAL INDUCEMENT TO SELLERS TO ENTER INTO THIS AGREEMENT, AND AS PART OF THE DETERMINATION OF THE PURCHASE PRICE, BUYER ACKNOWLEDGES AND AGREES, THAT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS, INCLUDING THE REPRESENTATIONS AND WARRANTIES CONTAINED IN SECTION 7.1 HEREOF, AND THE DOCUMENTS EXECUTED BY SELLERS IN CONNECTION HEREWITH:

8.1    DISCLAIMER.
8.1.12    AS-IS; WHERE-IS. THE SALE OF THE PROPERTIES HEREUNDER IS AND WILL BE MADE ON AN “AS IS, WHERE IS” BASIS. SELLERS HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY NEGATE AND DISCLAIM ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTIES OR ANY OTHER MATTER WHATSOEVER.
8.1.13    SOPHISTICATION OF BUYER. BUYER IS A SOPHISTICATED BUYER WHO IS FAMILIAR WITH THE OWNERSHIP AND OPERATION OF REAL ESTATE PROJECTS SIMILAR TO THE PROPERTIES, AND BUYER HAS HAD ADEQUATE OPPORTUNITY OR WILL HAVE ADEQUATE OPPORTUNITY PRIOR TO CLOSING (BUYER’S FAILURE TO SEND A TERMINATION NOTICE PURSUANT TO SECTION 4.6.2 SHALL CONSTITUTE AN ACKNOWLEDGMENT BY BUYER THAT IT HAS HAD SUCH AN OPPORTUNITY) TO COMPLETE ALL PHYSICAL AND FINANCIAL EXAMINATIONS RELATING TO THE ACQUISITION OF THE PROPERTIES HEREUNDER IT DEEMS NECESSARY, AND WILL ACQUIRE THE SAME SOLELY ON THE BASIS OF AND IN RELIANCE UPON SUCH EXAMINATIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY BUYER’S TITLE INSURANCE POLICIES AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLERS.
8.1.14    DUE DILIGENCE MATERIALS. ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTIES IS SOLELY FOR BUYER’S CONVENIENCE AND WAS OR WILL BE OBTAINED FROM A VARIETY OF SOURCES. SELLERS HAVE NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND, EXCEPT AS EXPRESSLY SET FORTH ELSEWHERE IN THIS AGREEMENT, MAKE NO (AND EXPRESSLY DISCLAIM ALL) REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLERS SHALL NOT BE LIABLE FOR ANY MISTAKES, OMISSIONS, MISREPRESENTATION OR ANY FAILURE TO INVESTIGATE THE PROPERTIES NOR SHALL SELLERS BE BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, APPRAISALS, ENVIRONMENTAL ASSESSMENT REPORTS, OR OTHER INFORMATION PERTAINING TO THE PROPERTIES OR THE OPERATION THEREOF, FURNISHED BY ANY SELLER OR BY ANY MANAGER, MEMBER OR PARTNER OF ANY SELLER, OR BY ANY REAL ESTATE BROKERS, MEMBERS, PARTNERS, AGENTS, REPRESENTATIVES, TRUSTEES, AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES, SERVANTS OR AGENTS OF ANY OF THE FOREGOING, OR OTHER PERSONS OR ENTITIES ACTING ON BEHALF OF ANY SELLER OR AT ANY SELLER’S REQUEST (COLLECTIVELY, “SELLER RELATED PARTIES”).

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8.2    RELEASE. EFFECTIVE AS OF THE CLOSING, BUYER HEREBY FOREVER RELEASES EACH SELLER AND ALL SELLER RELATED PARTIES FROM ALL CLAIMS THAT BUYER OR ANY PARTY CLAIMING BY, THROUGH OR UNDER BUYER (A “BUYER RELATED PARTY”) HAS OR MAY HAVE AS OF CLOSING ARISING FROM OR RELATED TO, AND EACH BUYER RELATED PARTY SHALL BE DEEMED TO HAVE KNOWLEDGE OF, ANY MATTER OR THING RELATED TO OR IN CONNECTION WITH THE PROPERTIES, INCLUDING THE PROPERTY INFORMATION, THE LEASES AND THE TENANTS THEREUNDER, ANY CONSTRUCTION DEFECTS, ERRORS OR OMISSIONS IN THE DESIGN OR CONSTRUCTION AND ANY ENVIRONMENTAL CONDITIONS, AND BUYER SHALL NOT LOOK TO ANY SELLER RELATED PARTIES IN CONNECTION WITH THE FOREGOING FOR ANY REDRESS OR RELIEF. THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION AND, IN THAT REGARD, BUYER HEREBY EXPRESSLY WAIVES ALL RIGHTS AND BENEFITS IT MAY NOW HAVE OR HEREAFTER ACQUIRE UNDER CALIFORNIA CIVIL CODE SECTION 1542 WHICH PROVIDES: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
____E.D.______INITIALS OF BUYER
8.3    SURVIVAL. THIS SECTION 8 SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND THE CLOSING.
8.4    Scope of Release. Notwithstanding any provision hereof to the contrary, the provisions of this Section 8 (i) shall not release any Seller from liability for any damages, claims, liabilities or obligations arising out of or in connection with a breach of (or failure to comply with) any covenant, representation or warranty of a Seller expressly set forth in this Agreement or any of the Closing Documents executed by a Seller pursuant to this Agreement, and (ii) shall not release any Seller from liability for third party tort claims, whenever made, arising out of events occurring during Seller’s ownership of the Property.
9.    Disposition of Deposit.
9.1    Default by Sellers. If the Closing shall not occur by reason of a Seller’s default under this Agreement or the failure of satisfaction of the conditions benefiting Buyer under Section 4 or the termination of this Agreement in accordance with Section 4 or Section 6, then the Deposit (less the Independent Consideration, which shall be paid to Sellers) shall be returned to Buyer, and neither party shall have any further obligation or liability to the other (other than those obligations that expressly survive a termination of this Agreement); provided, however, if the

Closing shall not occur by reason of any Seller’s or Sellers’ default, then Buyer shall be entitled as its sole and exclusive remedy to either (1) specifically enforce this Agreement, but an action for specific performance must be commenced within sixty (60) days after the scheduled Closing Date or be forever barred, (2) terminate this Agreement and obtain a return of the Deposit (less the Independent Consideration, which shall be paid to Sellers), or (3) with respect to a willful and intentional breach on the part of Sellers or any Seller, terminate this Agreement, obtain a return of the Deposit, and obtain reimbursement from Sellers of Buyer’s actual out-of-pocket costs and expenses incurred in connection with its investigation and examination of the Properties, not to exceed $250,000 in the aggregate, but no other action, for damages or otherwise, shall be permitted. Notwithstanding the foregoing, nothing contained in this Section 9.1 shall limit Buyer’s remedies at law, in equity, or herein provided in the event of a breach by Sellers of any obligations contained herein that expressly survive the termination of this Agreement or the Closing (but subject to the limitations set forth in Sections 7.3, 7.4, 8 and 10.2).
9.2    Default by Buyer. IF THE CLOSING SHALL NOT OCCUR BY REASON OF BUYER’S DEFAULT, THEN SELLERS MAY TERMINATE THIS AGREEMENT AND THE DEPOSIT SHALL BE DELIVERED TO AND RETAINED BY SELLERS AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER THIS AGREEMENT FOR SUCH FAILURE TO CLOSE. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLERS WILL INCUR EXPENSES IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTIES MIGHT BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLERS CAUSED BY THE BREACH BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLERS SHOULD RECEIVE AS A RESULT OF BUYER’S DEFAULT, AND THAT THE DEPOSIT REPRESENTS THE PARTIES’ BEST CURRENT ESTIMATE OF SUCH DETRIMENT. IF THE CLOSING SHALL NOT OCCUR BY REASON OF BUYER’S DEFAULT, THEN THE RETENTION OF THE DEPOSIT SHALL BE SELLERS’ SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT BY REASON OF SUCH DEFAULT, SUBJECT TO THE PROVISIONS OF THIS AGREEMENT THAT EXPRESSLY SURVIVE A TERMINATION OF THIS AGREEMENT. THIS SECTION 9.2 SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT. NOTHING CONTAINED IN THIS SECTION 9.2 SHALL LIMIT OR IMPAIR ANY OF SELLERS’ RIGHTS AND REMEDIES AGAINST BUYER FOR BUYER’S INDEMNITY UNDER SECTION 4.6 OR BREACH OF CONFIDENTIALITY UNDER SECTION 10.17.

___E.D._______            ___D.K.______
BUYER'S INITIALS    SELLERS’ INITIALS
9.3    Closing. If the Closing shall occur, the Deposit shall be applied as a partial payment of the Purchase Price.
10.    Miscellaneous.
10.1    Brokers.
10.1.4    Except as provided in Section 10.1.2 below, each Seller represents and warrants to Buyer, and Buyer represents and warrants to each Seller, that no broker or finder has been engaged by it, respectively, in connection with the sale contemplated by this Agreement. In the event of a claim for broker’s or finder’s fee or commissions in connection with the sale contemplated by this Agreement, then Sellers shall indemnify, defend and hold harmless Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by a Seller, and Buyer shall indemnify, defend and hold harmless Sellers from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer.
10.1.5    If and only if the sale contemplated herein closes, Buyer shall pay a brokerage commission to Seller’s broker, Eastdil Secured (“Sellers’ Broker”), at the Closing, in the amount of $1,820,000, plus an amount equal to Sellers’ Broker’s out of pocket expenses that Sellers agreed to reimburse (the “Reimbursable Broker Expenses”), all pursuant to a separate oral or written arrangement between Sellers and Sellers’ Broker. Notwithstanding the foregoing, (a) if the actual Reimbursable Broker Expenses to be paid to Sellers’ Broker at Closing exceed $50,000 in the aggregate, then Buyer shall receive a credit against the Purchase Price at Closing in the amount of such excess, and (b) if the actual Reimbursable Broker Expenses to be paid to Sellers’ Broker at Closing are less than $50,000 in the aggregate, then Buyer shall pay such difference to Sellers, in addition to the Purchase Price, through escrow at Closing. Section 10.1 is not intended to apply to leasing commissions incurred in accordance with this Agreement. Sellers’ Broker shall have no rights by reason of this Agreement and is not an intended third party beneficiary of this Agreement.
10.1.6    The provisions of this Section 10.1 shall survive the Closing or any termination of this Agreement.
10.2    Limitation of Liability.
10.2.5    Notwithstanding anything to the contrary contained herein, the direct and indirect shareholders, partners, members, trustees, officers, directors, employees, agents and security holders of the parties are not assuming any, and shall have no, personal liability for any obligations of the parties hereto under this Agreement. In no event shall any party be liable under this Agreement for any consequential, exemplary, special or punitive damages.
10.2.6    Notwithstanding anything to the contrary contained herein, if the Closing of the transactions hereunder shall have occurred: (1) Sellers shall have no liability to Buyer (and Buyer shall make no claim against any Seller) for a breach of any representation or warranty or any other covenant, agreement or obligation of Sellers (or any Seller), or for indemnification, under this Agreement or any Closing Document executed by any Seller or Sellers in connection with this Agreement, unless (a) the valid claims for all such breaches and indemnifications collectively aggregate to more than $50,000 (in which case Buyer shall be entitled to recover all amounts below such “floor”), and (b) the liability of Sellers (and each of them) under this Agreement and such documents shall not exceed, in the aggregate, an amount equal to two percent (2%) of the Purchase Price (provided that the foregoing limitation shall not apply to any Seller’s obligations under Sections 5.4 or 10.1, or under any Seller Tenant Certificate); and (2) in no event shall any Seller be liable for any consequential or punitive damages. In connection with any action alleging a breach of any warranty of title in any Deed, Buyer agrees that it shall in good faith pursue the Title Company under its title policy(ies) with respect to any claim relating to the warranty of title under such Deed prior to bringing an action against any Seller.
10.2.7    The limitations of liability contained in this Section 10.2 are in addition to, and not in limitation of, any limitation on liability provided elsewhere in this Agreement or by Law or by any other contract, agreement or instrument.
10.3    Schedules and Exhibits; Entire Agreement; Modification. All schedules and exhibits attached and referred to in this Agreement are hereby incorporated herein as if fully set forth in (and shall be deemed to be a part of) this Agreement. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.
10.4    Time of the Essence. Time is of the essence of this Agreement. However, whenever action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-business day, then such period (or date) shall be extended until the immediately following business day. As used herein, “business day” shall mean any day other than a Saturday, Sunday or federal, California or New York state holiday. Unless expressly indicated otherwise, (a) all references to time in this Agreement shall be deemed to refer to Pacific time, and (b) all time periods provided for under this Agreement shall expire at 5:00 p.m. Pacific time.
10.5    Interpretation. Section headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto. The words “herein”, “hereof”, “hereunder”, “hereby”, “this Agreement” and other similar references shall be construed to mean and include this Agreement and all amendments and supplements hereto unless the context shall clearly indicate or require otherwise. Whenever the words “including”, “include” or “includes” are used in this Agreement, they shall be interpreted in a non-exclusive manner. Except as otherwise indicated, all Schedule, Exhibit and Section references in this Agreement shall be deemed to refer to the Schedules, Exhibits and Sections in this Agreement. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder must be in writing to be effective and may be given or withheld in the sole and absolute discretion of such party.
10.6    Governing Law. This Agreement shall be construed and enforced in accordance with the Laws of the State of California.
10.7    Successors and Assigns. Buyer may not assign or transfer any of its rights or obligations under this Agreement either directly or indirectly (whether by outright transfer, transfer of ownership interests or otherwise) without the prior written consent of Sellers; provided, however, Buyer may assign all of its interest in this Agreement as such interest relates to one or more of the Properties on or before the Closing Date to an entity or entities (each a “Buyer Assignee”) in which Buyer, an entity controlling Buyer or an entity under common control with Buyer, directly or indirectly, through one or more subsidiaries, has control and has more than a 50% ownership interest so long as (i) Buyer gives Sellers seven (7) business days’ advance written notice thereof (including the name, vesting and signature block of each transferee), and (ii) Buyer and each Buyer Assignee execute and deliver an assignment and assumption agreement in form reasonably satisfactory to Sellers. In the event of a transfer to a Buyer Assignee, each such Buyer Assignee shall assume in writing all of the transferor’s obligations and liabilities hereunder (whenever arising, whether before or after such assumption), and such transferor shall not be released from its obligations hereunder unless and until the Closing occurs, at which time the transferor shall be released of all liability arising hereunder after the Closing as to the Property with respect to which such interest in this Agreement was transferred (but such transferor shall not be released from its obligations hereunder that arose prior to the Closing). No consent given by Sellers to any transfer or assignment of Buyer’s rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer’s rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.
10.8    Notices. All notices, demands and communications permitted or required to be given hereunder shall be in writing, and shall be delivered (a) personally, (b) by United States registered or certified mail, postage prepaid, (c) by Federal Express or other reputable courier service regularly providing evidence of delivery (with charges paid by the party sending the notice), or (d) by a PDF or similar attachment to an email, provided that such email attachment shall be followed within one (1) business day, which may be after the expiration of the applicable period, by delivery of such notice pursuant to clause (a), (b) or (c) above. Any such notice to a party shall be addressed at the address set forth below (subject to the right of a party to designate a different address for itself by notice similarly given):

To Sellers:    c/o Equity Office

        Two North Riverside Plaza, Suite 2100
Chicago, Illinois 60606

        Attention: Danny Kuo

        Telephone: (312) 466-3153
Email:     Danny_Kuo@equityoffice.com

With Copy to:    c/o Equity Office

        Two North Riverside Plaza, Suite 2100
Chicago, Illinois 60606

        Attention: Matthew Koritz, Esq.

        Telephone: (312) 466-3445
Email:    Matt_Koritz@equityoffice.com

And With Copy to:

        Pircher, Nichols & Meeks

        1925 Century Park East, Suite 1700

        Los Angeles, California 90067

        Attention: Real Estate Notices (JHI/ABR File 3109-457)

        Telephone: (310) 201‑8900

        E-mail: realestatenotices@pircher.com and
jirons@pircher.com

To Buyer:    Hines Interests Limited Partnership

        2800 Post Oak Boulevard, Suite 4800

        Houston, Texas 77056

        Attention: Edmund Donaldson

        Telephone:    (713) 966‑2660

        Email:    Edmund.Donaldson@hines.com
With copy to:    Hines Interests Limited Partnership

        444 S. Flower, Suite 2100

        Los Angeles, California 90071

        Attention: Douglas H. Metzler

        Telephone:    (213) 629-5200

        Email:    Doug.Metzler@hines.com
With copy to:    Hines Advisors Limited Partnership

        2800 Post Oak Boulevard, Suite 4800

        Houston, Texas 77056

        Attention: Jason Maxwell, Esq.

        Telephone:    (713) 966‑7638

        Email:    Jason.Maxwell@hines.com
With copy to:    Baker Botts L.L.P.
2001 Ross Ave., Suite 600
Dallas, Texas 75201
Attention: Jon Dunlay
Telephone:    (214) 953-6711
Email: Jon.Dunlay@bakerbotts.com
Service of any such notice or other communications so made shall be deemed effective on the day of actual delivery (whether accepted or refused), provided that if any notice or other communication to be delivered by email attachment as provided above cannot be transmitted because of a problem affecting the receiving party’s computer, the deadline for receiving such notice or other communication shall be extended through the next business day, as shown by the addressee’s return receipt if by certified mail, and as confirmed by the courier service if by courier; provided, however, that if such actual delivery occurs after 5:00 p.m. (local time where received) or on a non business day, then such notice or communication so made shall be deemed effective on the first business day after the day of actual delivery. Except as expressly provided above with respect to certain email attachments and in Section 10.18 below, no communications via electronic mail shall be effective to give any notice, request, direction, demand, consent, waiver, approval or other communications hereunder. The attorneys for any party hereto shall be entitled to provide any notice that a party desires to provide or is required to provide hereunder.
10.9    Third Parties. Except as provided in Section 8.2, nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties hereto and their respective successors and assigns, and nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, and no provision shall give any third parties any right of subrogation or action over or against any party to this Agreement.
10.10    Legal Costs. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred or shall incur on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or any Seller brings any suit or other proceeding, including an arbitration proceeding, with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency, arbitrator or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys’ fees, expenses and costs of investigation actually incurred. The foregoing includes attorneys’ fees, expenses and costs of investigation (including those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes. The provisions of this Section 10.10 shall survive the Closing or any termination of this Agreement.
10.11    Further Assurances. Each party shall, whenever and as often as it shall be requested so to do by the other, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement (provided the same do not increase in any material respect the costs to, or liabilities or obligations of, such party in a manner not otherwise provided for herein).
10.12    Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by Law.
10.13    Press Releases. Except as otherwise expressly permitted under the Section captioned “Confidentiality” below, no press release or other public disclosure regarding the terms of this Agreement or the transaction contemplated hereby shall be made without the prior written consent of Buyer and Sellers. Except as otherwise expressly permitted under the Section captioned “Confidentiality” below, without limitation on the foregoing, Buyer and each Seller shall use diligent efforts not to make any public disclosure of the Purchase Price or any Allocable Purchase Price. However, any party shall have the right to make public disclosures required by (1) Law (but only if such party gives the other party reasonable notice and an opportunity to retain a restraining order or take other similar protective actions) or (2) the rules and regulations of a securities exchange.
10.14    Anti-Terrorism Law. Each party shall take any actions that may be required to comply with the terms of the USA Patriot Act of 2001, as amended, any regulations promulgated under the foregoing law, Executive Order No. 13224 on Terrorist Financing, any sanctions program administrated by the U.S. Department of Treasury’s Office of Foreign Asset Control or Financial Crimes Enforcement Network) (the “Executive Order”) (collectively, the “Anti‑Money Laundering and Anti-Terrorism Laws”), or any other Laws, regulations or executive orders designed to combat terrorism or money laundering, if applicable, to this Agreement. Each party represents and warrants to the other party that it is not an entity named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Department of Treasury (the “Government List”), as last updated prior to the date of this Agreement.
10.15    Tax Appeal Proceedings.
10.15.1    Prosecution and Settlement of Proceedings. If any tax reduction proceedings in respect of any Property, relating to any fiscal years ending prior to the fiscal year in which the Closing occurs, are pending at the time of the Closing, each Seller reserves and shall have the right to continue to prosecute and/or settle the same. If any tax reduction proceedings in respect of any Property, relating to the fiscal year in which the Closing occurs, are pending at the time of Closing, then the applicable Seller reserves and shall have the right to continue to prosecute and settle the same; provided, however, that such Seller shall not settle any such proceeding without Buyer’s prior written consent, which consent shall not be unreasonably withheld or delayed. Buyer shall reasonably cooperate with each Seller in connection with the prosecution of any such tax reduction proceedings.
10.15.2    Application of Refunds or Savings. Any refunds or savings in the payment of taxes resulting from such tax reduction proceedings applicable to taxes payable during the period prior to the date of the Closing shall belong to and be the property of the applicable Seller, and any refunds or savings in the payment of taxes applicable to taxes payable from and after the date of the Closing shall belong to and be the property of Buyer; provided, however, that if any such refund creates an obligation to reimburse any tenants under any Lease for any rents or additional rents paid or to be paid, that portion of such refund equal to the amount of such required reimbursement (after deduction of allocable expenses as may be provided in such Lease to such tenant) shall, at the applicable Sellers’ election, either (a) be paid to Buyer and Buyer shall disburse the same to such tenants or (b) be paid by the applicable Seller directly to the tenants entitled thereto. All attorneys’ fees and other expenses incurred in obtaining such refunds or savings shall be apportioned between Sellers and Buyer in proportion to the gross amount of such refunds or savings payable to the applicable Seller and Buyer, respectively (without regard to any amounts reimbursable to tenants); provided, however, that neither any Seller nor Buyer shall have any liability for any such fees or expenses in excess of the refund or savings paid to such party unless such party initiated such proceeding.

10.15.3    Survival. The provisions of this Section 10.15 shall survive the Closing.
10.16    Occurrence of Closing. The occurrence of the Closing shall be deemed full compliance by Sellers of all of Sellers’ obligations under this Agreement except for those obligations of Sellers which are specifically stated to survive the Closing hereunder.
10.17    Confidentiality. The terms of the transaction contemplated in this Agreement, including, without limitation, the Purchase Price (and each Allocable Purchase Price) and all other financial terms, shall remain confidential and shall not be disclosed by either party hereto without the written consent of the other except (a) to such party’s directors, officers, partners, employees, legal counsel, accountants, lenders, engineers, architects, brokers, financial advisors and similar professionals and consultants, to the extent such party deems it necessary or appropriate in connection with the transaction contemplated hereunder (and such party shall inform each of the foregoing parties of such party’s obligations under this Section and shall secure the agreement of such parties to be bound by the terms hereof), or (b) as otherwise required by Law or regulation (including the rules and regulations of a securities exchange). Unless and until the transaction contemplated by this Agreement shall close, Buyer shall also keep confidential all documents, reports and information concerning any Property obtained from Sellers or through the due diligence investigation of the Properties by Buyer or its agents, except to the extent permitted by clauses (a) or (b) above. Further, Buyer shall not disclose any information relating to “Guarantor” (as hereinafter defined), except to the extent permitted by clauses (a) or (b) above. The provisions of this Section 10.17 shall survive any termination of this Agreement or the Closing (as applicable). Notwithstanding the foregoing or any other Section of this Agreement to the contrary, Sellers recognize that Hines Real Estate Investment Trust, Inc. may disclose to the U.S. Securities and Exchange Commission (“SEC”) and other applicable governmental authorities, financial statements and/or other communications of such information regarding the transactions contemplated hereby and any such information relating to the Properties (other than any financial or other information relating to Guarantor), but only to the extent necessary under federal or state securities laws, rules, or regulations (including SEC rules and regulations), generally accepted accounting principles, or other accounting rules and procedures. Without limiting the foregoing, after Closing, Hines Real Estate Investment Trust, Inc. may file this Agreement (excluding Exhibits) with the SEC and may file a form “8K” and/or prospectus to which this Agreement (excluding Exhibits) is attached.
10.18    Counterparts; Delivery. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. The delivery of an executed counterpart of this Agreement by facsimile or as a PDF or similar attachment to an e-mail shall constitute effective delivery of such counterpart for all purposes with the same force and effect as the delivery of an original, executed counterpart.

10.19    Effectiveness. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart hereof has been executed and delivered by each party hereto.
10.20    Cooperation With Buyer’s Auditors and SEC Filings. Sellers shall reasonably cooperate with Buyer to provide Buyer (at Buyer’s sole cost and expense) copies of, or reasonable access to, such information as may be reasonably requested by Buyer, to the extent in the possession of Sellers, to enable Buyer’s auditor (Deloitte & Touche LLP or any successor auditor selected by Buyer) to conduct an audit of the expenses of the operation of the Property for the year to date of the year in which Closing occurs and the year immediately preceding the year in which Closing occurs (excluding the Excluded Materials or any information relating to Guarantor). Sellers shall cooperate with Buyer’s auditor on, and subject to, the same terms as set forth above in this Section in the conduct of such audit. In addition, Sellers agree to provide to Buyer’s auditor, if requested by such auditor, historical expense statements for the operation of the Property, whether required before or after Closing, but only to the extent such expense statements are in the possession of Sellers. Without limiting the foregoing, Sellers shall furnish to Buyer such Property expenses information as may be reasonably required by Buyer or any affiliate of Buyer to make any filings required by law with the SEC or other governmental authority; provided the foregoing obligations of Sellers shall be limited to providing such information or documentation as may be in the possession of Sellers. This Section will survive Closing.
10.21    Joint and Several. The Sellers are jointly and severally liable for, and each Seller hereby guaranties, the obligations of each Seller hereunder.

[Signatures appear on following pages.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
SELLERS:

Trizec 6060 HHC, LLC,
a Delaware limited liability company

By:    /s/ Danny Kuo
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

Trizec 6080 HHC, LLC,
a Delaware limited liability company

By:    /s/ Danny Kuo
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

Trizec 6100 HHC, LLC,
a Delaware limited liability company

By:    /s/ Danny Kuo
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

Trizec Northpoint Tower, LLC,
a Delaware limited liability company

By:    /s/ Danny Kuo
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

Trizec West LA Tower, LLC,
a Delaware limited liability company

By:    /s/ Danny Kuo
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

Trizec HHC Spectrum, LLC,
a Delaware limited liability company

By:    /s/ Danny Kuo
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

BUYER:

HINES REIT WEST LA PORTFOLIO LP,
a Delaware limited partnership

By:    Hines REIT West LA Portfolio GP LLC,
a Delaware limited liability company,
its general partner

By:    /s/ Edmund A. Donaldson
Name: Edmund A. Donaldson
Title:     Manager

JOINDER
1.    In consideration of Buyer’s execution of that certain Purchase Agreement (the “Agreement”) to which this “Joinder” is attached (and of which it forms a part), the undersigned (“Guarantor”), hereby guarantees to Buyer that, if the Closing occurs, all obligations and liabilities (the “Guaranteed Obligations”) of Sellers under the Agreement, to the extent that the same survive the Closing in accordance with the terms of the Agreement, will be timely paid, performed and satisfied. Capitalized terms used in this Joinder and not otherwise defined herein shall have the same meanings as set forth in the Agreement.
2.    Guarantor represents to Buyer and acknowledges that Guarantor is an affiliate of Sellers and that Guarantor will derive substantial benefits from the execution of the Agreement and the transactions contemplated thereby, and that Guarantor’s execution of this Joinder is a material inducement and condition to Buyer’s execution of the Agreement.
3.    The obligations of Guarantor under this Joinder are independent of the obligations of Sellers under the Agreement and, in the event of any default or any breach of a representation, warranty or covenant under this Joinder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Guarantor is the alter ego of any Seller and whether or not any Seller is joined therein or a separate action or actions are brought against any Seller. The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by, the following, nor shall the following give Guarantor any recourse or right of action against Buyer: any bankruptcy, insolvency or dissolution or similar event relating to Guarantor or any Seller or any affiliate of any Seller, or any action taken with respect to this Joinder by any trustee or receiver, or by any court, in any such proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing.
4.    Guarantor hereby represents and warrants to Buyer as of the date of this Joinder that Guarantor has delivered a balance sheet to Buyer that is true and correct in all material respects as of the date of such balance sheet.
5.    Notwithstanding anything to the contrary contained in this Joinder, the obligations and liabilities of Guarantor under this Joinder are subject to all limitations applicable to Sellers' obligations and liabilities under the Agreement, including, without limitation, the limitations set forth in Sections 7.3 and 10.2 of the Agreement, and all such limitations are incorporated herein by this reference as if set forth in full herein.
6.    The following Sections of the Agreement shall apply to this Joinder as though herein set forth in full, mutatis mutandis: 10.2 through 10.12 (with any notice to Guarantor to be sent to the addresses set forth for Sellers in Section 10.8 of the Agreement), 10.18 and 10.19. Additionally, Buyer’s confidentiality obligations contained in the first sentence of Section 10.17 of the Agreement shall apply to any and all confidential information relating to Guarantor that may be provided to Buyer.
[Signature appears on following page.]

IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the date of the Agreement.

BREP T-HOLDINGS, LLC,

    a Delaware limited liability company

By:    /s/ Danny Kuo
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

LIST OF EXHIBITS AND SCHEDULES

SCHEDULES
1	-	Allocation of Purchase Price
2	Leasing Costs under Existing Leases to Be Borne by Buyer
3	-	Litigation and Non-Compliance
4	-	Service Agreements
5	-	Leasing Costs (Including Free Rent) under Existing Leases
6	-	Third Party Estoppel Certificates
EXHIBITS
“A-1”	-	Legal Description of 6060 Land
“A-2”	-	Legal Description of 6080 Land
“A-3”	-	Legal Description of 6100 Land
“A-4”	-	Legal Description of 6601 Land
“A-5”	-	Legal Description of 6701 Land
“A-6”	-	Legal Description of 6833 Land
“B”	-	List of Excluded Personal Property
“C”	-	Form of Escrow Instructions
“D”	-	Form of Deeds
“E”	-	Form of Bills of Sale, Assignment and Assumption
“F”	-	Form of Notice to Tenants
“G”	-	Form of Seller Title Certificate
“H-1”	-	6060 Lease Exhibit
“H-2”	-	6080 Lease Exhibit
“H-3”	-	6100 Lease Exhibit
“H-4”	-	6601 Lease Exhibit
“H-5”	-	6701 Lease Exhibit
“H-6”	-	6833 Lease Exhibit
“I”	-	Lease Defaults
“J”	-	List of Required Tenants, Form of Tenant Estoppel, Form of Seller Tenant Certificate
“K”	-	List of Tenant Security Deposits
“L”	-	Form of Seller Closing Certificate

“M”	-	Form of Buyer Closing Certificate
“N-1”	-	Form of Assignment of Covenant and Agreement by 6060 Seller
“N-2”		Form of Assignment of Declaration by 6060 Seller
“N-3”		Form of Assignment of Parking Structure Agreement by 6833 Seller
“N-4”		Form of Assignment of Declarant’s Rights
“O”		Form of Association Estoppel Certificate

SCHEDULE 1

ALLOCATION OF PURCHASE PRICE
Property	Allocable Purchase Price

6060 Property	$115,000,000
6080 Property	$113,000,000
6100 Property	$120,000,000
6601 Property	$27,000,000
6701 Property	$116,000,000
6833 Property	$15,002,453

SCHEDULE 2
LEASING COSTS UNDER EXISTING LEASES
TO BE BORNE BY BUYER

NONE

SCHEDULE 3
LITIGATION AND NON-COMPLIANCE

NONE

SCHEDULE 4
SERVICE AGREEMENTS

Vendor Name	Services Provided
Elevator News Network, Inc., a Delaware corporation	News provider for passenger elevators
Specialized Elevator, an unknown entity	Elevator service and maintenance
Orkin Exterminating, Inc., a Georgia corporation	Pest control and extermination
Summit Riser Systems, Inc., a California corporation	Riser management
Summit TV, LLC, a Colorado limited liability company	Television cabling

SCHEDULE 5
LEASING COSTS (INCLUDING FREE RENT)
UNDER EXISTING LEASES
Howard Hughes Tower

Unit ID	Tenant	Description of Leasing Costs	Outstanding Balance
670	ENGLAND PONTICELLO & ST. CLAIR, APC	Free Rent 10/1/14-10/31/14	$10,022.34
1050	GATES & COOPER LLP	Free Rent 5/1/14-6/30/14	$29,482.62
1050	GATES & COOPER LLP	Tenant Improvement Allowance	$58,420.00
970	GREYSTONE SERVICING CORPORATION, INC.	Landlord Required Work	$15,298.00
1210	HUB INTERNATIONAL INSURANCESERVICES INC.	Free Rent 4/1/15-4/30/15	$27,270.56
1210	HUB INTERNATIONAL INSURANCESERVICES INC.	Free Rent 5/1/15-5/31/15	$28,084.61
1210	HUB INTERNATIONAL INSURANCESERVICES INC.	Free Rent 5/1/16-5/31/16	$28,925.20
1025	INTERPRET, L.L.C.	Free Rent 1/1/14-3/31/14	$39,655.20
1025	INTERPRET, L.L.C.	Free Rent 12/1/14-12/31/14	$13,218.40
1025	INTERPRET, L.L.C.	Free Rent 1/1/15-1/31/15	$13,616.65
1025	INTERPRET, L.L.C.	Free Rent 1/1/16-1/31/16	$14,023.67
1025	INTERPRET, L.L.C.	Landlord Required Work	$144,714.14
790	MARCH VISION CARE, INC.	Free Rent 3/1/14-4/30/14	$56,610.40
790	MARCH VISION CARE, INC.	Tenant Improvement Allowance	$174,339.98
900	MATRIX ENVIRONMENTAL, LLC	Free Rent 3/1/14-3/31/14	$8,466.00
900	MATRIX ENVIRONMENTAL, LLC	Free Rent 2/1/15-2/28/15	$8,720.53
900	MATRIX ENVIRONMENTAL, LLC	Free Rent 2/1/16-2/28/16	$8,980.60
900	MATRIX ENVIRONMENTAL, LLC	Tenant Improvement Allowance	$33,200.00
160	ODS TECHNOLOGIES, L.P.	Free Rent 10/1/16-10/31/16	$68,050.79
1100	SPRITE ENTERTAINMENT, INC.	Free Rent 12/1/13-1/31/14	$21,051.52
1100	SPRITE ENTERTAINMENT, INC.	Tenant Improvement Allowance	$28,448.00
825	TECHNICAL CONNECTIONS, INC.	Free Rent 9/1/14-9/30/14	$14,417.11

Northpoint

Unit ID	Tenant	Description of Leasing Costs	Outstanding Balance
600	E&S RING MANAGEMENT CORPORATION	Free Rent 12/1/13-1/31/14	$47,601.00
600	E&S RING MANAGEMENT CORPORATION	Free Rent 12/1/15-12/31/15	$25,252.70
200	MARCH VISION CARE, INC.	Free Rent 3/1/14-3/31/14	$42,029.00
700	MOBILE MESSENGER AMERICAS, INC.	Tenant Improvement Allowance	$258,375.00
500	PREMIER OFFICE CENTERS, LLC	Free Rent 12/1/13-12/31/13	$34,768.00
500	PREMIER OFFICE CENTERS, LLC	Free Rent 12/1/14-12/31/14	$35,811.04
500	PREMIER OFFICE CENTERS, LLC	Free Rent 12/1/15-12/31/15	$36,883.05
500	PREMIER OFFICE CENTERS, LLC	Free Rent 12/1/16-12/31/16	$37,998.53

6100 Center Drive

Unit ID	Tenant	Description of Leasing Costs	Outstanding Balance
720	SCOTTEL VOICE & DATA, INC. d/b/a BLACK BOX NETWORK SERVICES	Free Rent 10/1/14-10/31/14	$7,985.96
720	SCOTTEL VOICE & DATA, INC. d/b/a BLACK BOX NETWORK SERVICES	Free Rent 10/1/15-10/31/15	$8,225.59
630,650	GENESIS CAPITAL MORTGAGE FUND, LLC	Free Rent 7/1/14-8/31/14	$53,174.24
630,650	GENESIS CAPITAL MORTGAGE FUND, LLC	Escalation abatement 1/1/14-6/30/14	$2,544.00
1020	HOLLYWOOD PARK LAND COMPANY, LLC	Escalation abatement 1/1/14-7/31/14	$1,610.00
1020	HOLLYWOOD PARK LAND COMPANY, LLC	Tenant Improvement Allowance	$12,193.65
935	READING INTERNATIONAL, INC.	Free Rent 5/1/14-5/31/14	$5,102.22
935	READING INTERNATIONAL, INC.	Free Rent 5/1/15-5/31/15	$5,255.60
1130	VINIK ASSET MANAGEMENT, L.P.	Free Rent 5/1/14-5/31/14	$6,896.27
1130	VINIK ASSET MANAGEMENT, L.P.	Free Rent 5/1/15-5/31/15	$3,551.76
1130	VINIK ASSET MANAGEMENT, L.P.	Moving Allowance	$8,199.00
600	WIND & STERN, LLP	Tenant Improvement Allowance	$196.21

6060 Center Drive

Unit ID	Tenant	Description of Leasing Costs	Outstanding Balance
300,400	ALL3MEDIA AMERICA, INC.	Free Rent 6/1/14-6/30/14	$129,154.28
300,400	ALL3MEDIA AMERICA, INC.	Free Rent 6/1/15-6/30/15	$133,041.44
300,400	ALL3MEDIA AMERICA, INC.	Free Rent 6/1/16-6/30/16	$137,012.21
300,400	ALL3MEDIA AMERICA, INC.	Free Rent 6/1/17-6/30/17	$141,150.16
300,400	ALL3MEDIA AMERICA, INC..	Free Rent 6/1/18-6/30/18	$145,371.71
300,400	ALL3MEDIA AMERICA, INC..	Free Rent 6/1/19-6/30/19	$149,718.65
300,400	ALL3MEDIA AMERICA, INC.	Free Rent 6/1/20-6/30/20	$154,232.78
300,400	ALL3MEDIA AMERICA, INC.	Tenant Improvement Allowance	$630,139.85
950	CORBIS CORPORATION	Escalation Abatement 12/1/13-12/31/13	$490.00
950	CORBIS CORPORATION	Real Estate Tax Abatement 12/1/13-12/31/13	$154.00
950	CORBIS CORPORATION	Free Rent 12/1/14-12/31/14	$31,112.87
950	CORBIS CORPORATION	Free Rent 12/1/15-12/31/15	$32,040.73
950	CORBIS CORPORATION	Free Rent 12/1/16-12/31/16	$33,008.07
950	CORBIS CORPORATION	Free Rent 12/1/17-12/31/17	$33,995.15
950	CORBIS CORPORATION	Free Rent 12/1/18-12/31/18	$35,011.85
950	CORBIS CORPORATION	Free Rent 12/1/16-12/31/19	$36,068.03
700,850,860	FUTUREDONTICS, INC.	Free Rent 1/1/14-3/31/14	$265,916.76
700,850,860	FUTUREDONTICS, INC.	Landlord Required Work	$338,324.84
900	GANNETT SATELLITE INFORMATION NETWORK, INC.	Free Rent 12/1/13-12/31/13	$31,778.40
900	GANNETT SATELLITE INFORMATION NETWORK, INC.	Free Rent 12/1/14-12/31/14	$32,727.34
900	GANNETT SATELLITE INFORMATION NETWORK, INC.	Free Rent 12/1/15-12/31/15	$33,709.38
900	GANNETT SATELLITE INFORMATION NETWORK, INC.	Free Rent 12/1/16-12/31/16	$34,724.52
900	GANNETT SATELLITE INFORMATION NETWORK, INC.	Free Rent 12/1/17-12/31/17	$35,772.77
900	GANNETT SATELLITE INFORMATION NETWORK, INC.	Free Rent 12/1/18-12/31/18	$36,843.08
900	GANNETT SATELLITE INFORMATION NETWORK, INC.	Free Rent 12/1/16-12/31/19	$37,946.50
950	GANNETT SATELLITE INFORMATION NETWORK, INC.	Free Rent 12/1/20-12/31/20	$39,083.02
150	LANGUAGE WEAVER, INC.	Tenant Improvement Allowance	$52,140.00
800	NEWMARK REALTY CAPITAL, INC.,	Free Rent 3/1/14-3/31/14	$12,444.73
810	WAVEGUIDE CONSULTING, INCORPORATED	Landlord Required Work	$27,500.00

6080 Center Drive

Unit ID	Tenant	Description of Leasing Costs	Outstanding Balance
500	AMERICAN GOLF CORPORATION	Free Rent 12/1/13-1/31/14	$105,908.40
500	AMERICAN GOLF CORPORATION	Free Rent 10/1/14-10/31/14	$52,954.20
500	AMERICAN GOLF CORPORATION	Tenant Improvement Allowance	$305,505.00
210	FIRSTSERVICE RESIDENTIAL, CALIFORNIA LLC	Free Rent 12/1/13-12/31/13	$7,037.36
210	FIRSTSERVICE RESIDENTIAL, CALIFORNIA LLC	Free Rent 12/1/14-12/31/14	$7,248.12
210	FIRSTSERVICE RESIDENTIAL, CALIFORNIA LLC	Free Rent 12/1/15-12/31/15	$7,463.72
725	HAIGHT LAW GROUP A PROFESSIONAL LAW CORPORATION	Free Rent 3/1/14-3/31/14	$10,172.50
725	HAIGHT LAW GROUP A PROFESSIONAL LAW CORPORATION	Free Rent 3/1/15-3/31/15	$10,477.68
725	HAIGHT LAW GROUP A PROFESSIONAL LAW CORPORATION	Free Rent 3/1/16-3/31/16	$10,793.02
725	HAIGHT LAW GROUP A PROFESSIONAL LAW CORPORATION	Free Rent 3/1/17-3/31/17	$11,115.15
725	HAIGHT LAW GROUP A PROFESSIONAL LAW CORPORATION	Free Rent 3/1/18-3/31/18	$11,450.84
300,700	KPFF, INC.	Free Rent 1/1/14-3/31/14	$309,779.10
300,700	KPFF, INC.	Landlord Required Work	$109,583.08

SCHEDULE 6
THIRD PARTY ESTOPPEL CERTIFICATES

Party Name	Document
The “Passco” entities (as defined therein)	Construction, Operations and Reciprocal Easement Agreement for Parking Structure and Entertainment Complex, recorded May 08, 1997, Instrument No. 97-700103, of Official Records, as amended
Healthcare Realty, Inc.	Construction, Operations and Easement Agreement for Parking Structure, recorded December 6, 1996, Instrument No. 96-1995869, of Official Records, as amended

EXHIBIT “A-1”
LEGAL DESCRIPTION OF 6060 LAND

The land is situated in the City of Los Angeles, County of Los Angeles, State of California, and is described as follows:

PROPERTY I – 6060 CENTER DRIVE:

THOSE PORTIONS OF LOTS 8, 9, 10, 11 AND 13 OF TRACT NO. 51419, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1204, PAGES 42 TO 50, INCLUSIVE OF MAPS, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 8 BEING A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 27.00 FEET, SAID POINT BEING DISTANT FROM THE MOST SOUTHERLY CORNER OF SAID LOT 8 AS FOLLOWS:
NORTHWESTERLY ALONG A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 362.00 FEET THROUGH A CENTRAL ANGLE OF 02° 26’ 29” AN ARC DISTANCE OF 15.42 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 27.00 FEET THROUGH A CENTRAL ANGLE OF 28° 06’ 00” AN ARC DISTANCE OF 13.24 FEET TO SAID POINT OF BEGINNING, A RADIAL LINE TO SAID POINT BEARS SOUTH 68° 12’ 06” WEST; THENCE NORTH 29° 01’ 54” EAST 316.31 FEET; THENCE NORTH 59° 23’ 29” EAST 134.87 FEET TO THE NORTHEASTERLY LINE OF SAID LOT 13 BEING THE SOUTHWESTERLY LINE OF CENTER DRIVE 106.00 FEET WIDE, SAID POINT BEING DISTANT SOUTH 24° 00’ 13” EAST 91.74 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 13; THENCE ALONG THE SOUTHWESTERLY LINE OF CENTER DRIVE SOUTH 24° 00’ 13” EAST 58.26 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 403.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 35° 25’ 27” AN ARC DISTANCE OF 249.16 FEET TO A POINT DISTANT SOUTHEASTERLY ALONG SAID LAST MENTIONED CURVE AN ARC DISTANCE OF 9.72 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 11, A RADIAL LINE TO SAID POINT BEARS SOUTH 30° 34’ 21” WEST; THENCE SOUTH 50° 15’ 57” WEST 145.12 FEET; THENCE SOUTH 39° 44’ 03” EAST 42.30 FEET; THENCE SOUTH 00° 03’ 50” EAST 148.83 FEET TO THE SOUTH LINE OF LOT 10, BEING ALSO THE NORTH LINE OF HOWARD HUGHES PARKWAY, 132.00 FEET WIDE; THENCE WEST ALONG THE SOUTH LINE OF LOT 10, WEST AND NORTHWESTERLY ALONG THE SOUTH AND SOUTHWESTERLY LINE OF LOT 9 AND LOT 8 TO THE POINT OF BEGINNING.
THE ABOVE PROPERTY IS ALSO DESCRIBED AS PARCEL 3 ON EXHIBIT “C” OF THE CERTIFICATE OF COMPLIANCE RECORDED APRIL 19, 2002 AS INSTRUMENT

NO. 02-923485, OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM, ALL OIL, MINERALS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND, AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN SAID PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005) FILED IN SUPERIOR COURT CASE NO. 646222, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 31, 1958, INSTRUMENT NO. 4156, IN BOOK D58, PAGE 847, OF SAID OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006) RECORDED AUGUST 25, 1959 AS INSTRUMENT NO. 1825, IN BOOK D582, PAGE 496, OF SAID OFFICIAL RECORDS AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532) FILED IN SUPERIOR COURT CASE NO. 766683, IN AND AFORESAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963, AS INSTRUMENT NO. 4917 IN BOOK D2009, PAGE 5, OF SAID OFFICIAL RECORDS.
ALSO EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OF THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LAND, AS EXCEPTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958 AS INSTRUMENT NO. 4156, IN BOOK D58, PAGE 847, OF OFFICIAL RECORDS.
APN: 4104-001-080

EXHIBIT “A-2”
LEGAL DESCRIPTION OF 6080 LAND

The land is situated in the City of Los Angeles, County of Los Angeles, State of California, and is described as follows:

PROPERTY II – 6080 CENTER DRIVE:

THAT PORTION OF LOT 7 OF TRACT NO. 49299, AS PER MAP RECORDED IN BOOK 1175, PAGES 69 TO 78, INCLUSIVE OF MAPS AND THOSE PORTIONS OF LOTS 6, 7, 8, 13 AND 14 OF TRACT NO. 51419, AS PER MAP RECORDED IN BOOK 1204, PAGES 42 TO 50, INCLUSIVE OF MAPS, ALL IN THE CITY LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ALL DESCRIBED AS FOLLOWS:
COMMENCING AT THE MOST NORTHERLY CORNER OF SAID LOT 7 OF TRACT NO. 49299, THENCE ALONG THE NORTHEASTERLY LINE THEREOF SOUTH 61° 59’ 07” EAST 69.43 FEET TO THE TRUE POINT OF BEGINNING. THENCE SOUTH 28° 49’ 40” WEST 202.29 FEET; THENCE SOUTH 05° 16’ 12” EAST 55.41 FEET; THENCE SOUTH 37° 12’ 43” WEST 3.88 FEET; THENCE NORTH 62° 19’ 38” WEST 13.40 FEET; THENCE SOUTH 84° 50’ 22” WEST 15.88 FEET; THENCE SOUTH 29° 20’ 32” WEST 261.96 TO A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 6 OF TRACT NO. 51419, BEING A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 255.00 FEET; SAID POINT BEING DISTANT SOUTHEASTERLY ALONG CURVE THROUGH A CENTRAL ANGLE OF 06° 02’ 39” A LENGTH OF 26.90 FEET, FROM THE MOST WESTERLY POINT OF SAID LOT, A RADIAL LINE TO SAID POINT BEARS SOUTH 52° 49’ 21” WEST; THENCE ALONG THE SOUTHWESTERLY LINES OF LOTS 6, 7 AND 8 TO A POINT DESIGNATED AS POINT “A” IN THE SOUTHWESTERLY LINE OF SAID LOT 8 BEING A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 27.00 FEET, SAID POINT BEING DISTANT FROM THE MOST SOUTHERLY CORNER OF SAID LOT 8 AS FOLLOWS:
NORTHWESTERLY ALONG A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 362.00 FEET THROUGH A CENTRAL ANGLE OF 02° 26’ 29” AN ARC LENGTH OF 15.42 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 27.00 FEET THROUGH A CENTRAL ANGLE OF 28° 06’ 00” AN ARC DISTANCE OF 13.24 FEET TO SAID POINT “A” A RADIAL LINE TO SAID POINT BEARS SOUTH 68° 12’ 06” WEST; THENCE NORTH 29° 01’ 54” EAST 316.31 FEET; THENCE NORTH 59° 23’ 29” EAST 134.87 TO THE NORTHEASTERLY LINE OF SAID LOT 13 BEING THE SOUTHWESTERLY LINE OF CENTER DRIVE 106.00 FEET WIDE, SAID POINT BEING DISTANT SOUTH 24° 00’ 13” EAST 91.74 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 13; THENCE ALONG SAID SOUTHWESTERLY LINE OF CENTER DRIVE TO THE TRUE POINT OF BEGINNING.

ABOVE DESCRIBED LAND IS ALSO SHOWN AS PROPOSED PARCEL 2 OF PMEX 2001-4536, ON CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT, A CERTIFIED COPY OF WHICH IS RECORDED APRIL 19, 2002 AS INSTRUMENT NO. 02-923485 OF OFFICIAL RECORDS.
EXCEPT FROM SAID LAND ALL OIL, MINERALS, NATURAL GAS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN SAID PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005) FILED IN SUPERIOR COURT CASE NO. 646222, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 03, 1958 IN BOOK D58, PAGE 847, OF SAID OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006) RECORDED AUGUST 25, 1959 IN BOOK D582, PAGE 496 OF SAID OFFICIAL RECORDS AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532) FILED IN SUPERIOR COURT CASE NO. 766683, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963 IN BOOK D2009, PAGE 5 OF SAID OFFICIAL RECORDS.
ALSO EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS, INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREINABOVE DESCRIBED AND BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNEL AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE EXPLORE AND OPERATE THROUGH THE SURFACE OF THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OR ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LAND, AS EXCEPTED IN THE FINAL DECREE OF CONDEMNATION, CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958 IN BOOK D58, PAGE 847, OF OFFICIAL RECORDS.
APN: 4104-001-079

EXHIBIT “A-3”
LEGAL DESCRIPTION OF 6100 LAND

The land is situated in the City of Los Angeles, County of Los Angeles, State of California, and is described as follows:

PROPERTY III – 6100 CENTER DRIVE:

LOTS 6, 8 AND A PORTION OF LOT 7 OF TRACT NO. 49299, AS PER MAP FILED IN BOOK 1175, PAGE(S) 69 TO 78 INCLUSIVE, TOGETHER WITH A PORTION OF LOT 6 OF TRACT NO, 51419, AS PER MAP FILED IN BOOK 1204, PAGE(S) 42 TO 50 INCLUSIVE, ALL IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ALL DESCRIBED AS FOLLOWS:
COMMENCING AT THE MOST NORTHERLY CORNER OF SAID LOT 7 OF TRACT NO. 49299; THENCE ALONG THE NORTHEASTERLY LINE THEREOF SOUTH 61° 59’ 07” EAST 69.43 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 28° 49’ 40” WEST 202.29 FEET; THENCE SOUTH 05° 16’ 12” EAST 55.41 FEET; THENCE SOUTH 37° 12’ 43” WEST 3.88 FEET; THENCE NORTH 62° 19’ 38” WEST 13.40 FEET; THENCE SOUTH 84° 50’ 22” WEST 15.88 FEET; THENCE SOUTH 29° 20’ 32” WEST 261.96 FEET TO A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 6 OF TRACT NO. 51419, BEING A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 255.00 FEET; SAID POINT BEING DISTANT SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 06° 02’ 39”, A LENGTH OF 26.90 FEET, FROM THE MOST WESTERLY POINT OF SAID LOT, A RADIAL LINE TO SAID POINT BEARS SOUTH 52° 49’ 21” WEST; THENCE NORTHWESTERLY, NORTHERLY, NORTHEASTERLY AND SOUTHEASTERLY ALONG THE LINES OF SAID LOTS TO THE TRUE POINT OF BEGINNING.
EXCEPT FROM SAID LAND ALL OIL, MINERALS, NATURAL GAS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN SAID PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005), FILED IN SUPERIOR COURT CASE NO. 646222, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 03, 1958, IN BOOK D-58, PAGE 847, OF SAID OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006), RECORDED AUGUST 25, 1959, IN BOOK D-582, PAGE 496, OF SAID OFFICIAL RECORDS, AND BY SAID PARCEL 1, OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532), FILED IN SUPERIOR COURT CASE NO. 766683, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963, IN BOOK D-2009, PAGE 5, OF SAID OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBON SUBSTANCES BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS, INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OF DEEDS DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OF THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED, OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LAND, AS EXCEPTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958, IN BOOK D58, PAGE 847, OFFICIAL RECORDS.
THE ABOVE DESCRIBED LAND IS SHOWN AS “PROPOSED PARCEL 1 OF PMEX 2001-4536”, ON CERTIFICATE OF COMPLIANCE FOR LOT LINE ADJUSTMENT, RECORDED APRIL 19, 2002, AS INSTRUMENT NO. 02-923485, OFFICIAL RECORDS.
APN: 4104-001-078

EXHIBIT “A-4”
LEGAL DESCRIPTION OF 6601 LAND

The land is situated in the City of Los Angeles, County of Los Angeles, State of California, and is described as follows:

PROPERTY IV – NORTHPOINT TOWER – 6601 CENTER DRIVE:

LOT 1 OF TRACT NO. 49299, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1175, PAGE(S) 69 TO 78 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM ALL OIL, MINERALS, NATURAL GAS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND, AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005), FILED IN SUPERIOR COURT CASE 646222, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 31, 1958, IN BOOK D-58, PAGE 847, OF SAID OFFICIAL RECORD, BY SAID DEED (STATE PARCEL 6006), RECORDED AUGUST 25, 1959, AS INSTRUMENT NO. 1825, IN BOOK D-582, PAGE 496, OF SAID OFFICIAL RECORDS AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532), FILED IN SUPERIOR COURT CASE NO. 76683, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963, AS INSTRUMENT NO. 4917, IN BOOK D-2009, PAGE 5, OF SAID OFFICIAL RECORDS.
ALSO EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBON BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR OTHERWISE IN SUCH A

MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SUCH LANDS, AS EXCEPTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958, AS INSTRUMENT NO. 4156, IN BOOK D-58, PAGE 847, OFFICIAL RECORDS.
PARCEL 2:
AN EASEMENT TO INSTALL ANEW 2,000 AMPERE METER AND SERVICE SWITCHES, CONDUITS AND CABLES AND IN CONNECTION THEREWITH FOR INGRESS AND EGRESS, TO AND FROM, OVER, ACROSS AND UPON FOR THE PURPOSE OF SERVICING, MAINTAINING, REPAIRING AND REPLACING SUCH METER, SWITCHES, CONDUITS AND CABLES, AS PROVIDED, LIMITED AND SET FORTH IN THE EASEMENT AND COVENANT RECORDED ON JUNE 04, 1991, AS INSTRUMENT NO. 91-826586, OFFICIAL RECORDS, OVER THE FOLLOWING DESCRIBED LAND:
BEING A PORTION OF LOT 1, TRACT NO. 44629, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 1076, PAGE(S) 3 TO 10, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:
PARCEL A:
BEGINNING AT A POINT ON THE NORTHERLY LINE OF SAID LOT 1, SAID POINT LYING NORTH 78° 15’ 54” EAST 24.64 FEET FROM THE WESTERLY TERMINUS OF SAID LINE; THENCE CONTINUING ALONG SAID LINE; NORTH 78° 15’ 54” EAST 8.00 FEET; THENCE SOUTH 12° 14’ 45” EAST 77.17 FEET; THENCE NORTH 77° 46’ 01” EAST 3.27 FEET TO A POINT HEREIN NOW REFERRED TO AS POINT “A”; THENCE SOUTH 11° 44’ 06” EAST 7.99 FEET; THENCE SOUTH 77° 46’ 01” WEST 11.20 FEET; THENCE NORTH 12° 14’ 45” WEST 85.23 FEET TO THE POINT OF BEGINNING.
THE UPPER ELEVATOR OF THE ABOVE DESCRIBED PARCEL “A” IS TO BE A HORIZONTAL PLANE AT ELEVATION 35.00 FEET AND THE LOWER ELEVATION IS TO BE A HORIZONTAL PLANE AT ELEVATION 30.00, BASED ON CITY OF LOS ANGELES BENCH MARK 17-02735, DESCRIBED AS A WIRE SPIKE IN THE EAST CURB OF SEPULVEDA BOULEVARD, 16.3 FEET SOUTH OF THE BEGINNING OF THE CURB RETURN, ELEVATION +39.480 (1974 ADJUSTMENT).
PARCEL B:
BEGINNING AT THE ABOVE DESCRIBED POINT “A”; THENCE NORTH 11° 44’ 06” WEST 21.51 FEET; THENCE NORTH 78° 15’ 54” EAST 8.00 FEET; THENCE NORTH 11° 44’ 06” WEST 11.17 FEET; THENCE NORTH 78° 15’ 54” EAST 17.00 FEET; THENCE NORTH 11° 44’ 06” WEST 11.50 FEET; THENCE NORTH 78° 15’ 54” EAST 16.33 FEET; THENCE SOUTH 11° 44’ 06” EAST 22.67 FEET; THENCE NORTH 78° 15’ 54” EAST 34.83 FEET; THENCE SOUTH 11° 44’ 06” EAST 58.33 FEET; THENCE SOUTH 78° 15’ 54” WEST 76.17 FEET; THENCE NORTH 11° 44’ 06” WEST 36.82 FEET TO THE POINT OF BEGINNING.

THE UPPER ELEVATION OF SAID PARCEL “B” IS TO BE A HORIZONTAL PLANE AT ELEVATION 37.00 FEET AND THE LOWER ELEVATION IS TO BE A HORIZONTAL PLANE AT ELEVATION 16.00, BASED ON CITY OF LOS ANGELES BENCH MARK NO. 17-02735, DESCRIBED AS A WIRE SPIKE IN THE EAST CURB OF SEPULVEDA BOULEVARD, 16.3 FEET SOUTH OF THE BEGINNING OF THE CURB RETURN, ELEVATION +39.480 (1974 ADJUSTMENT).
THE LEGAL DESCRIPTION AS DESCRIBED IS SHOWN ON THE ACCOMPANYING “LEGAL DESCRIPTION MAP” AND WAS MADE A PART THEREOF FOR REFERENCE PURPOSES, ON THE ABOVE MENTIONED “EASEMENT AND COVENANT” RECORDED ON JUNE 04, 1991, AS INSTRUMENT NO. 91-826586, OFFICIAL RECORDS.
ASSESSOR’S PARCEL NO: 4104-001-033

EXHIBIT “A-5”
LEGAL DESCRIPTION OF 6701 LAND

The land is situated in the City of Los Angeles, County of Los Angeles, State of California, and is described as follows:

PROPERTY V – HOWARD HUGHES TOWER – 6701 CENTER DRIVE:

PARCEL 1:
LOT 1 OF TRACT NO. 44629, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1076, PAGE(S) 3 TO 10 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM ALL OIL, MINERALS, NATURAL GAS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND, AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005), FILED IN SUPERIOR COURT CASE 646222, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 03, 1958, IN BOOK D-58, PAGE 847, OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006), RECORDED AUGUST 25, 1959, IN BOOK D-582, PAGE 496, OFFICIAL RECORDS, AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532), FILED IN SUPERIOR COURT CASE NO. 766683, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963, IN BOOK D-2009, PAGE 5, OF SAID OFFICIAL RECORDS.
ALSO EXCEPT THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EMPLOYING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR AS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREINABOVE. DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100

FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH A MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS, AS EXCEPTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958, IN BOOK D-58, PAGE 847, OFFICIAL RECORDS.
PARCEL 2:
LOT 2 OF TRACT NO. 49299, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1175, PAGE(S) 69 TO 78 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDED OF SAID COUNTY.
EXCEPT THEREFROM ALL OIL, MINERALS, NATURAL GAS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND, AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OR CONDEMNATION (STATE PARCEL 6005), FILED IN SUPERIOR COURT CASE 646222, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 03, 1958, IN BOOK D-58, PAGE 847, OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006), RECORDED AUGUST 25, 1959, IN BOOK D-582, PAGE 496, OFFICIAL RECORDS, AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532) FILED IN SUPERIOR COURT CASE NO. 766683; IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963, IN BOOK D-2009, PAGE 5, OF SAID OFFICIAL RECORDS.
ALSO EXCEPT THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP; MAINTAIN, REPAIR DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH A MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS, AS EXCEPTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958, IN BOOK D-58, PAGE 847, OFFICIAL RECORDS.

PARCEL 3:
EASEMENTS IN OR UNDER THAT CERTAIN GRAND DEED, EXECUTED BY 6701 CENTER DRIVE WEST, A CALIFORNIA LIMITED PARTNERSHIP, AND RECORDED JUNE 27, 1989, AS INSTRUMENT NO. 89-1027224, OVER THE FOLLOWING DESCRIBED LAND:
LOT 3 OF TRACT NO. 49299, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1175, PAGE(S) 69 TO 78 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDED OF SAID COUNTY
FOR:
ENCROACHMENTS FOR CORBELS AND SUBSURFACE FOUNDATION FOOTINGS;
TEMPORARY PEDESTRIAN AND VEHICULAR INGRESS, EGRESS, AND PARKING RIGHTS;
PEDESTRIAN AND VEHICULAR INGRESS, EGRESS AND PARKING RIGHTS AND AS MODIFIED BY CORRECTIVE GRANT DEED, RECORDED AUGUST 16, 1996, AS INSTRUMENT NO. 96-1324508, OFFICIAL RECORDS.
PARCEL 4:
A PERPETUAL NON-EXCLUSIVE EASEMENT FOR VEHICULAR AND PEDESTRIAN ACCESS, INGRESS AND EGRESS AND PARKING AND OTHER RIGHTS ALL AS MORE PARTICULARLY SET FORTH IN THAT CERTAIN “CONSTRUCTION, OPERATIONS AND RECIPROCAL EASEMENT AGREEMENT FOR PARKING STRUCTURE AND ENTERTAINMENT COMPLEX”, DATED APRIL 29, 1997, AND EXECUTED BY HOWARD HUGHES PROPERTIES LIMITED PARTNERSHIP, A DELAWARE PARTNERSHIP AND THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, A NEW JERSEY CORPORATION, AND RECORDED MAY 08, 1997, AS INSTRUMENT NO. 97-700103, OFFICIAL RECORDS, OVER THE FOLLOWING DESCRIBED LAND:
PARCEL A:
LOTS 15, 16 AND 17 OF TRACT NO. 51419, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1204, PAGE(S) 42 TO 50 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM ALL OIL, MINERALS, NATURAL GAS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND, AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005), FILED IN SUPERIOR COURT CASE 646222, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 03, 1958, IN BOOK

D-58, PAGE 847, OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006), RECORDED AUGUST 25, 1959, IN BOOK D-582, PAGE 496, OFFICIAL RECORDS, AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532), FILED IN SUPERIOR COURT CASE NO. 766683, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963, IN BOOK D-2009, PAGE 5, OF SAID OFFICIAL RECORDS.
ALSO EXCEPT THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH A MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS, AS EXPECTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958, IN BOOK D-58, PAGE 847, OFFICIAL RECORDS.
PARCEL B:
LOTS 3, 4 AND 5 OF TRACT NO. 49299, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1175, PAGE(S) 69 TO 78 INCLUSIVE, OF MAPS, IN THE OFFICE THE COUNTY RECORDED OF SAID COUNTY.
EXCEPT THEREFROM ALL OIL, MINERALS, NATURAL GAS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND, AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005), FILED IN SUPERIOR COURT CASE 646222, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 03, 1958, IN BOOK D-58, PAGE 847, OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006), RECORDED AUGUST 25, 1959, IN BOOK D-582, PAGE 496, OFFICIAL RECORDS, AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532), FILED IN SUPERIOR COURT CASE NO. 766683, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID

FINAL ORDER, BEING RECORDED APRIL 29, 1963, IN BOOK D-2009, PAGE 5, OF SAID OFFICIAL RECORDS.
ALSO EXCEPT THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RE-TUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH A MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LANDS, AS EXPECTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958, IN BOOK D-58, PAGE 847, OFFICIAL RECORDS.
APN: 4104-001-020, 4104-001-034

EXHIBIT “A-6”
LEGAL DESCRIPTION OF 6833 LAND

The land is situated in the City of Los Angeles, County of Los Angeles, State of California, and is described as follows:

PROPERTY VI – HOWARD HUGHES SPECTRUM CENTER – 6833 PARK TERRACE:

PARCEL A:
LOTS 3, 4 AND 5 TRACT NO. 51419, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 1204, PAGES 42 TO 50, INCLUSIVE OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT FROM SAID LAND ALL OIL, MINERALS, NATURAL GAS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN SAID PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005) FILED IN SUPERIOR COURT CASE NO. 646222 IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 31, 1958 AS INSTRUMENT NO. 4156 IN BOOK D58, PAGE 847 OF SAID OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006) RECORDED AUGUST 25, 1959 AS INSTRUMENT NO. 1852 IN BOOK D582 PAGE 496 OF SAID OFFICIAL RECORDS AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532) FILED IN SUPERIOR COURT CASE NO. 766683, IN AND SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963 AS INSTRUMENT NO. 4917 IN BOOK D2009, PAGE 5 OF SAID OFFICIAL RECORDS.
ALSO EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE PARCEL OF LAND HEREIN ABOVE DESCRIBE, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREIN ABOVE DESCRIBE, OIL OR GAS WELLS, TUNNELS AND SHAFTS, INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREIN ABOVE DESCRIBE AND BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO DRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE EXPLORE AND OPERATE

THROUGH THE SURFACE OF THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OR ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LAND, AS EXCEPTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958 AS INSTRUMENT NO. 4156 IN BOOK D58, PAGE 847, OF OFFICIAL RECORDS.
PARCEL B:
EASEMENTS FOR PEDESTRIAN AND VEHICULAR INGRESS AND PARKING, PURSUANT TO THE TERMS, COVENANTS AND CONDITIONS OF THE CONSTRUCTION, OPERATIONS AND EASEMENT AGREEMENT FOR PARKING STRUCTURE RECORDED DECEMBER 11, 1996 AS INSTRUMENT NO. 96-1995869, OFFICIAL RECORDS.
ASSESSOR’S PARCEL NUMBER: 4104-001-053; 054; 055

EXHIBIT “B”
LIST OF EXCLUDED PERSONAL PROPERTY
6080 CENTER DRIVE

Office Furniture
Desks	9
Chairs (Herman Miller Aeron)	36
Guest Chairs	15
Clear Kitchen Chairs	4
File Cabinets	21
Rolling Drawers	10
Storage Cabinets	1
Couch	1
Armoire	4
Tables	3
Work Stations (Desks + Partitions)	8
Conference Room Table	2
Bench	1
Side Table	2
Shelves	1
White Board	1

Office Equipment
Monitors	32
VOIP Phones	35
Copiers/Printers	11
Laptops	5
PCs	23
Televisions	4

Network Equipment
Cisco 24 port PoE switch	1
Cisco 48 port PoE switch	1
Cisco AP	1
Riverbed	1
Talari	1
Netscreen	1

Other
Fridge	1
Microwave	1
Toaster Oven	1

EXHIBIT “C”
[FORM OF]

ESCROW INSTRUCTIONS
As of December 4, 2013
First American Title Insurance Company
1737 North First Street, Suite 500
San Jose, California
Attention: Ms. Linda Tugade

Re:	Sale of Howard Hughes Center; Los Angeles, California
Escrow No. NCS-627805-CHI

Ladies and Gentlemen:
Please refer to that certain agreement captioned “PURCHASE AGREEMENT”, dated as of December 4, 2013 , by and between TRIZEC 6060 HHC, LLC, a Delaware limited liability company (“6060 Seller”), TRIZEC 6080 HHC, LLC, a Delaware limited liability company (“6080 Seller”), and TRIZEC 6100 HHC, LLC, a Delaware limited liability company (“6100 Seller”), TRIZEC NORTHPOINT TOWER, LLC, a Delaware limited liability company (“6601 Seller”), TRIZEC WEST LA TOWER, LLC, a Delaware limited liability company (“6701 Seller”), and TRIZEC HHC SPECTRUM, LLC, a Delaware limited liability company (“6833 Seller”; individually, a “Seller”, and, collectively, “Sellers”), and HINES REIT WEST LA PORTFOLIO LP, a Delaware limited partnership (“Buyer”). Such agreement, together with all amendments or modifications thereto, is herein called the “Purchase Agreement”). Except as otherwise indicated, each capitalized term used herein shall have the meaning set forth for the same in the Purchase Agreement.
This letter will constitute your instructions with respect to the “Funds” and “Documents” described below.
A.    Delivery of Funds. Within two (2) business days following the date hereof, you may be receiving the Deposit. On or before the Closing Date, Buyer may be wire-transferring to your escrow account at First American Trust, FSB (the “Bank”) sufficient funds (the “Additional Funds”) to enable you to make all payments noted on the “Closing Statement”, including, without limitation, the “Seller Amount” (as such terms are hereinafter defined), pursuant to the following wiring instructions which you have provided to us:

Bank:        First American Trust, FSB

Location:    Santa Ana Branch
5 First American Way
Santa Ana, California 92707

ABA #:    122 241255

For:        First American Title Insurance Company
Acct #:    3016870000

Contact:	Linda Tugade (408) 451-7800

Reference:	Escrow No. NCS-627805-CHI

As used herein, the Deposit and the Additional Funds are herein collectively called the “Funds”).
B.    Delivery of Documents.
(1)    Recordation Document. On or before the Closing Date, Sellers and Buyer, as applicable, may deliver to you duly executed original counterparts of the following documents (the “Recordation Documents”):
(a)    The 6060 Deed for the 6060 Property, executed by 6060 Seller.
(b)    The 6080 Deed for the 6080 Property, executed by 6080 Seller.
(c)    The 6100 Deed for the 6100 Property, executed by 6100 Seller.
(d)    The 6601 Deed for the 6601 Property, executed by 6601 Seller.
(e)    The 6701 Deed for the 6601 Property, executed by 6701 Seller.
(f)    The 6833 Deed for the 6601 Property, executed by 6833 Seller.
(g)     The Assignment of Covenant and Agreement by 6060 Seller, executed                 by 6060 Seller and Buyer.
(h)    The Assignment of Declaration by 6060 Seller, executed by 6060                     Seller and Buyer.
(i)    The Assignment of Parking Structure Agreement by 6833 Seller,                     executed by 6833 Seller and Buyer.
(j)    The Assignment of Declarant’s Rights, duly executed by 6701 Seller and Buyer.

(2)    Non-Recordation Documents. On or before the Closing Date, Buyer or Sellers (or both) may deliver to you executed originals (which may be in counterpart) of the following documents (the “Non-Recordation Documents”):
(a)    The 6060 Bill of Sale, Assignment and Assumption for the 6060 Property, executed by 6060 Seller and Buyer;
(b)    The 6080 Bill of Sale, Assignment and Assumption for the 6080 Property, executed by 6080 Seller and Buyer;
(c)    The 6100 Bill of Sale, Assignment and Assumption for the 6100 Property, executed by 6100 Seller and Buyer;
(d)    The 6601 Bill of Sale, Assignment and Assumption for the 6601 Property, executed by 6601 Seller and Buyer;
(e)    The 6701 Bill of Sale, Assignment and Assumption for the 6701 Property, executed by 6601 Seller and Buyer;
(f)    The 6833 Bill of Sale, Assignment and Assumption for the 6833 Property, executed by 6601 Seller and Buyer;
(g)    A Certificate of Non-Foreign Status, executed by each Seller or its affiliate, as applicable;
(h)    A California Real Estate Withholding Certificate (Form 593-C) for the Property owned by a Seller, executed by each Seller or its affiliate, as applicable;
(i)    A Preliminary Change of Ownership Report for each Property, executed by Buyer;
(j)    Pay-off letters (which may be a copy rather than an original) on behalf of the holders of any mortgage liens securing an Existing Loan that encumber any Property, stating the cash amount required to be paid (and where and to whom it is to be paid) in order to satisfy and discharge of record such liens;
(k)    A closing statement (the “Closing Statement”) described in §1.6045 4(e)(3)(ii) of the U.S. Treasury Regulations (the “Regulations”) with respect to the transactions contemplated by the Purchase Agreement, prepared by you and signed or initialed by each Seller and Buyer;
(l)    Tenant Notices and Vendor Notices, unless Buyer and Sellers elect to deliver any of the same outside of escrow;
(m)    The Buyer Closing Certificate executed by Buyer;
(n)    The Seller Closing Certificate executed by Sellers; and

(o)    The Seller Title Certificates executed by Sellers.
C.    Conditions to Close of Escrow. The Funds shall not be disbursed and none of the documents delivered hereunder shall be recorded (or filed) or delivered to any person or entity until each of the following conditions is satisfied:
(1)    You have received all of the Funds (and have determined that you have received funds sufficient to pay all amounts noted on the Closing Statement) and you are unconditionally and irrevocably prepared to wire or otherwise disburse the same in accordance with paragraph D below.
(2)    You have received the Recordation Documents and the Non-Recordation Documents (collectively, the “Documents”) and you are unconditionally and irrevocably prepared to record the Recordation Document in accordance with paragraph D below.
(3)    You have received all information necessary for filing the forms (the “Information Returns”) then required to be filed pursuant to Section 6045 of the Internal Revenue Code with respect to the transactions contemplated by the Purchase Agreement (including Sellers’ written approval of the amount of gross proceeds to be shown on the Information Returns) and you are unconditionally and irrevocably prepared to serve as the designated “reporting person” (with such term having the meaning prescribed in §1.6045-4(a) of the Regulations) in accordance with §1.6045-4(e)(5) of the Regulations and, accordingly, (a) file all information returns required under the Regulations in respect of such transactions, and (b) furnish to each Seller any statements required under the Regulations in respect of such transactions.
(4)    You have received written authorization in the form of Exhibit “A” attached hereto to close the transaction from each of the following:
(a)    Sellers or a “Seller Closing Representative” (i.e., Ms. Ivy Wong, Mr. Danny Kuo, Mr. Keith Anderson, Ms. Tina Weber, Mr. John Woo, Ms. Sharon Rouls, Mr. Frank Campbell, Alec Rubenstein, Esq. or Matthew Koritz, Esq., of Equity Office, or John H. Irons, Esq., William B. Ticknor, Daniel Finley, Esq., Ariel Robinson, Esq., or Michael A. Seiden, Esq., of Pircher, Nichols & Meeks); and
(b)    Buyer or a “Buyer Closing Representative” (i.e., Jim Bonham, Ken Jett or Jason Maxwell of Buyer or Jon Dunlay of Baker Botts L.L.P.).
Without limitation on paragraph J below, Buyer and Sellers agree, as between themselves, that the delivery of the foregoing authorizations is not an additional condition to the obligation of Buyer or Sellers to close the sale contemplated by the Purchase Agreement (the conditions to Closing being set forth in the Purchase Agreement). The purpose of the foregoing authorizations is simply to enable you to close this escrow (after satisfaction of the other requirements in this paragraph C) without having to determine whether the conditions to Closing set forth in the Purchase Agreement have been satisfied. Thus, as an example, but without limitation on the foregoing, if the authorization notice for Buyer under paragraph C(4)(b) above is not delivered, but all the conditions set forth in the Purchase Agreement to Buyer’s obligation to close have been satisfied and the Purchase

Agreement has not been terminated in accordance with its terms, then although you will not be authorized to close this escrow, Buyer will be in default under the Purchase Agreement.
D.    Close of Escrow. If the conditions specified in paragraph C above are satisfied on the Closing Date, then you shall immediately deliver to Sellers and Buyer a written confirmation of such satisfaction in the form of Exhibit “B” hereto (which confirmation shall evidence your agreement to immediately take or cause to be taken the actions hereinafter specified and shall be deemed given by your taking any of the following actions), and thereafter you shall immediately:
(1)    Record, or cause to be recorded, the Recordation Documents with the appropriate recorder’s office.
(2)    Deliver any other amounts due to other third parties under the Closing Statement in accordance with the respective instructions from such third parties.
(3)    Wire the amount due Sellers (the “Seller Amount”) under the Closing Statement in accordance with wiring instructions (“Seller Wiring Instructions”) to be provided by Sellers.
(4)    If after paying or delivering the amounts specified in the clauses above (and after paying all closing costs as specified herein), any portion of the Funds remain, then you are to deliver such remaining balance of the Funds (“Remaining Funds”), pursuant to separate instructions to be delivered by Buyer to you.
(5)    File all Information Returns and take all other actions described in paragraph C(3) of this letter.
(6)    Deliver to Buyer the policies of title insurance being issued to Buyer in accordance with instructions from Buyer or its counsel.
(7)    Deliver the Documents as required by paragraph E below.
E.    Delivery of Documents. As soon as available, please deliver the Documents as follows:
(1)    to Pircher, Nichols & Meeks at 1925 Century Park East, Suite 1700, Los Angeles, California 90067, Attention: Real Estate Notices (JHI File 3109-457), the following:
(a)    A copy of each Recordation Document; and
(b)    One original (or copy if original unavailable) of the other Documents.
(2)    to Buyer’s counsel, the following:
(a)    One original of each Recordation Document;
(b)    The policies of title insurance being issued to Buyer; and

(c)    One original (or copy if original unavailable) of each of the other Documents.
F.    Closing Costs. All closing costs incurred in carrying out your duties under this letter are to be paid in accordance with the Closing Statement.
G.    Investment of Funds. As soon as you receive any portion of the Funds you should immediately notify Sellers and Buyer of such fact. The Deposit shall be invested in Approved Investments at all times held by you. No investment of the Funds shall be made that will cause you to fail to comply with the provisions of paragraph C above. If the transactions contemplated herein shall close but on the same day you are unable to deliver the Seller Amount or any other portion of the Funds which represent amounts due Sellers but which are, at Sellers’ direction pursuant to the Closing Statement, used to pay third parties or other obligations of Sellers (the Seller Amount and the other amounts due Sellers as aforesaid being herein collectively called the “Seller Funds”), you shall promptly notify Sellers of such fact. If Sellers give you oral or written instructions to do so, you shall invest such Seller Funds in Approved Investments (or such other short-term investment as may be authorized by Sellers). Any investment of the Remaining Funds and any other portion of the Funds which represent additional amounts which are Buyer’s obligations but which, pursuant to the Closing Statement, are to be used to pay third parties or other obligations of Buyer (the Remaining Funds and the other amounts payable by Buyer as aforesaid being herein collectively called the “Buyer Funds”), shall be in Approved Investments or as otherwise directed by Buyer. All interest accrued on the Buyer Funds after the Closing, shall belong to Buyer and shall be delivered to Buyer in accordance with its separate instructions. All interest accrued on the Seller Funds after the Closing of the transactions hereunder shall belong to Sellers and shall be wire-transferred to Sellers in accordance with the Seller Wiring Instructions. Without limitation on the foregoing, the Funds held by you hereunder shall only be deposited at the Bank or at such other major money center bank approved by Buyer and Sellers. Each of Buyer and Sellers agrees to execute and deliver to you a form W-9 Request for Taxpayer Identification Number and Certification for any investment made hereunder on its behalf.
H.    Cancellation of Instructions. Notwithstanding anything to the contrary herein, if the conditions specified in paragraph C hereof are not satisfied on or before the Closing Date, then, (x) you shall not close this escrow without further instructions from both Buyer and Sellers, and (y) if you receive written instructions to cancel this escrow from Sellers or Buyer, the instructions set forth in paragraphs A through E above shall be deemed canceled, you shall immediately (1) return the Additional Funds (and any interest thereon) to Buyer, in accordance with separate written instructions of Buyer, (2) return the Documents to the party depositing the same with you on the next business day thereafter, and (3) dispose of the Deposit in accordance with Section 9 of the Purchase Agreement. However, in the event that a dispute arises with regard to the delivery of the Deposit, you shall deliver the Deposit only pursuant to a joint written instruction from Buyer and Sellers. If you do not receive a joint written instruction from Buyer and Sellers regarding the Deposit within thirty (30) days after the Closing Date you shall have the following rights: (1) you may, upon giving written notice to Sellers and Buyer, deposit the Deposit with the clerk of the court for the state in which litigation, if any, between Buyer and Sellers in connection with the Deposit is pending; (2) you may, upon giving written notice to Sellers and Buyer, take such affirmative steps as you may, at your option, elect in order to terminate your duties as escrow agent, including depositing the Deposit with a court of competent jurisdiction and commencing an action for interpleader (Buyer and Sellers agreeing that such commencement of an action for interpleader shall terminate your duties hereunder), the costs thereof (including reasonable attorneys’ fees) to be borne by whichever of Buyer or Sellers is the losing party. Upon the taking by you of either of the actions described in clause (1) or (2) above, you shall be released of and discharged from any further obligations hereunder.
I.    Limitation of Liability. You are acting solely as escrow agent hereunder, and you shall be liable solely for your failure to comply with the terms of this letter and for any damages resulting from your gross negligence or willful misconduct. Nothing herein shall limit your liability under any title insurance policy obtained by Buyer.
J.    Conflict with Purchase Agreement. In the event of a conflict between this letter of instructions and the Purchase Agreement, the Purchase Agreement shall control. Without limitation on the foregoing, nothing contained herein shall limit the obligations of the parties set forth in the Purchase Agreement.

K.    Execution by Counterparts. This letter of instructions may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter of instructions.
Very truly yours,

SELLERS:

Trizec 6060 HHC, LLC,
a Delaware limited liability company

By:    ____________________
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

Trizec 6080 HHC, LLC,
a Delaware limited liability company

By:    ____________________
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

Trizec 6100 HHC, LLC,
a Delaware limited liability company

By:    ____________________
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

Trizec Northpoint Tower, LLC,
a Delaware limited liability company

By:    ____________________
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

Trizec West LA Tower, LLC,
a Delaware limited liability company

By:    ____________________
Name:    Danny Kuo

Title:     Vice President – Investment & Portfolio Management

Trizec HHC Spectrum, LLC,
a Delaware limited liability company

By:    ____________________
Name:    Danny Kuo
Title:     Vice President – Investment & Portfolio Management

BUYER:

HINES REIT WEST LA PORTFOLIO LP,
a Delaware limited partnership

By:    Hines REIT West LA Portfolio GP LLC,
a Delaware limited liability company,
its general partner

By:    ____________________
Name: ____________________
Title:     ____________________

ACCEPTED AND AGREED TO

as of the date first above written:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:    ______________________________

Name:    Linda Tugade

Title:    Escrow Officer

EXHIBIT “A”

AUTHORIZATION LETTER
____________, 2013

First American Title Insurance Company
1737 North First Street, Suite 500
San Jose, California
Attention: Ms. Linda Tugade

Re:	Howard Hughes Center; Los Angeles, California

Ladies and Gentlemen:
Please refer to that certain letter (the “Letter of Instructions”) captioned “ESCROW INSTRUCTIONS”, dated December 4, 2013, to you from TRIZEC 6060 HHC, LLC, TRIZEC 6080 HHC, LLC, and TRIZEC 6100 HHC, LLC, a Delaware limited liability company, TRIZEC NORTHPOINT TOWER, LLC, a Delaware limited liability company, TRIZEC WEST LA TOWER, LLC, a Delaware limited liability company, and TRIZEC HHC SPECTRUM, LLC, a Delaware limited liability company, as Sellers, and HINES REIT WEST LA PORTFOLIO LP, regarding the referenced property. Except as otherwise indicated, each capitalized term used herein shall have the meaning set forth for the same in the Letter of Instructions.
This letter will constitute the authorization required under clause (4) of paragraph C of the Letter of Instructions, but shall not limit your obligation to satisfy the other conditions under such paragraph C prior to disbursing the Funds or recording, filing or delivering the Documents.
Thank you for your cooperation.
Very truly yours,

____________________________________

EXHIBIT “B”
CONFIRMATION BY ESCROW AGENT
__________, 2013

VIA EMAIL____________________	VIA EMAIL: jirons@pircher.com
_____________________ _____________________ _____________________ Attention: _______________	Pircher, Nichols & Meeks 1925 Century Park East, Suite 1700 Los Angeles, California 90067 Attention: Real Estate Notices (JHI/ABR)

Re:	Howard Hughes Center; Los Angeles, California

Ladies and Gentlemen:
Please refer to that certain letter (the “Letter of Instructions”) captioned “ESCROW INSTRUCTIONS”, dated as of December 4, 2013, to us from TRIZEC 6060 HHC, LLC, TRIZEC 6080 HHC, LLC, TRIZEC 6100 HHC, LLC, and TRIZEC NORTHPOINT TOWER, LLC, TRIZEC WEST LA TOWER, LLC, and TRIZEC HHC SPECTRUM, LLC, as Sellers, and HINES REIT WEST LA PORTFOLIO LP.
Pursuant to paragraph D of the Letter of Instructions, we hereby confirm that each of the conditions to disbursement and recordation set forth in paragraph C of the Letter of Instructions has been satisfied.
Very truly yours,

FIRST AMERICAN TITLE INSURANCE COMPANY

By:    ______________________________

Name:     ______________________________

Title:    ______________________________

EXHIBIT “D”

[FORM OF DEED]

RECORDING REQUESTED BY:
First American Title Insurance Company
WHEN RECORDED, MAIL THIS DEED TO:

Baker Botts L.L.P.

2001 Ross Ave., Suite 600

Dallas, Texas 75201

Attention: Jon Dunlay
MAIL ALL TAX STATEMENTS TO:
Hines Interests Limited Partnership

444 S. Flower, Suite 2100

Los Angeles, California 90071

Attention: Jim Bonham

APN No.: [_________]

(Space Above for Recorder’s Use)

The undersigned Grantor declares:
Documentary Transfer Tax not shown pursuant to

Section 11932 of the Revenue and Taxation Code, as amended.
GRANT DEED
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, __________________, a Delaware limited liability company (“Grantor”), does hereby GRANT to _________________, a ________________ (“Grantee”), all of that certain real property in the County of Los Angeles, State of California, as more particularly described in Exhibit A attached hereto and incorporated herein by this reference and made a part hereof (the “Land”), together with any and all structures and improvements located thereon, all of Grantor’s right, title and interest in and to the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances to the extent belonging or appertaining to the Land or such structures and improvements (collectively, the “Property”).

Mail tax statements as directed above.

This conveyance is made and accepted subject to all real property taxes and assessments, unrecorded leases, all matters of record and all matters that would be reflected on an accurate survey or shown by a physical inspection of the Property, as of the date hereof.
IN WITNESS WHEREOF, Grantor has caused this instrument to be executed on ________________, 2013.
“GRANTOR”

[Insert applicable Seller’s signature block]

By:    ____________________
Name: ____________________
Title:     ____________________

STATE OF CALIFORNIA	)
)
COUNTY OF _____________________	)

On ____________________, 2013, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature _____________________________ (Seal)

EXHIBIT A

LEGAL DESCRIPTION

[To be inserted prior to Closing.]

EXHIBIT “E”
[FORM OF]

BILL OF SALE, ASSIGNMENT AND ASSUMPTION
(Howard Hughes Center; Los Angeles, California)
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, ______________, a Delaware limited _____________ (“Seller”), hereby sells, transfers, assigns and conveys to [______________________, a _______________________] (“Buyer”), with respect to the “___ Property” (as hereinafter defined), the following:
1.    Personal Property. All right, title and interest of Seller in and to the “___ Personal Property” (as hereinafter defined).
2.    Leases. All right, title and interest of Seller in and to the “Leases” (as hereinafter defined) with respect to the ___ Property.
3.    Service Agreements. All right, title and interest of Seller in and to the “Service Agreements” (as hereinafter defined) with respect to the ___ Property.
4.    Other Intangible Property. All right, title and interest of Seller, to the extent assignable, in and to any other “___ Intangible Property” (as hereinafter defined).
This Bill of Sale, Assignment and Assumption is given pursuant to that certain agreement (the “Purchase Agreement”) dated as of December __, 2013, between TRIZEC 6060 HHC, LLC, a Delaware limited liability company, TRIZEC 6080 HHC, LLC, a Delaware limited liability company, TRIZEC 6100 HHC, LLC, a Delaware limited liability company, TRIZEC NORTHPOINT TOWER, LLC, a Delaware limited liability company, TRIZEC WEST LA TOWER, LLC, a Delaware limited liability company, and TRIZEC HHC SPECTRUM, LLC, a Delaware limited liability company, and [**Buyer**] [**_____________________, a _____________________ (as predecessor-in-interest to Buyer)**], providing for the sale of the Property. The covenants, agreements, and limitations (including, but not limited to, the limitations provided in Sections 7.3, 7.4, 8 and 10.2 of the Purchase Agreement) provided in the Purchase Agreement with respect to the property conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full. Buyer hereby accepts the foregoing assignment and agrees to assume and discharge, in accordance with the terms thereof, (1) all of the obligations of Seller under the Leases and Service Agreements, to the extent the same arise on or after the date hereof, (2) the obligation to pay all unpaid payments that are credited to Buyer under the proration provisions of the Purchase Agreement (including all prepaid rentals, tenants’ cash security deposits and any Reimbursable Tenant Expenses relating to any period prior to the Closing Date that are credited to Buyer), and (3) the Leasing Costs relating to the ___ Property that are Buyer’s responsibility under the Purchase Agreement. This Bill of Sale, Assignment and Assumption shall inure to the benefit of and shall be binding upon Seller and Buyer, and their respective successors and assigns. Such property is conveyed “as is” without warranty or representation. As used herein, the “___ Property”,

“___ Personal Property”, “___ Intangible Property”, “Leases”, “Service Agreements”, and “Leasing Costs” shall have the respective meanings set forth for the same in the Purchase Agreement. [**Conform these terms with respect to the 6060 Property, 6080 Property, 6100 Property, 6601 Property, 6701 Property or 6833 Property, as applicable, in final Closing documents.**]

This Bill of Sale, Assignment and Assumption may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
DATED: As of __________, 2013

SELLER:

[Insert applicable Seller signature block]

By:    ____________________
Name: ____________________
Title:     ____________________

BUYER:

___________________________________,
a ___________________________________

By:    ____________________
Name:    ____________________
Title:     ____________________

EXHIBIT “F”
[FORM OF]
NOTICE TO TENANTS
______________, 2013
VIA CERTIFIED MAIL

RETURN RECEIPT REQUESTED
To:    All Tenants

Re:	[Insert address of Building]
____________, California

Ladies and Gentlemen:
Please be advised that, effective as of the date hereof, ______________, a Delaware limited liability company (“Seller”), sold its interest in the referenced building and assigned its interest in your lease at such building (the “Lease”) to ______________________, a __________________ (“Buyer”). Consequently, Buyer is now your landlord and the security deposit, if any, under the Lease has been transferred to and received by Buyer. Buyer is now responsible to account to you under the Lease and at law for the security deposit transferred by Seller. All future notices and other communication to the landlord under the Lease should be delivered to Buyer at the following address:
To Buyer:    Hines Interests Limited Partnership

        444 S. Flower, Suite 2100

        Los Angeles, California 90071

        Attention: Jim Bonham

        Telephone:    (213) 629-5200

        Email:    Jim.Bonham@hines.com
With copy to:    Hines Interests Limited Partnership

        2800 Post Oak Boulevard, Suite 4800

        Houston, Texas 77056

        Attention: Edmund Donaldson

        Telephone:    (713) 966‑2660

        Email:    Edmund.Donaldson@hines.com
With copy to:    Baker Botts L.L.P.
2001 Ross Ave., Suite 600
Dallas, Texas 75201
Attention: Jon Dunlay
Telephone:    (214) 953-6711
Email: Jon.Dunlay@bakerbotts.com

All future rents and payments to be made by you under the Lease are to be made pursuant to separate rent payment instructions that will be delivered to you under separate cover by Buyer.
Thank you for your cooperation.
Very truly yours,

[Insert Seller signature block]

By:    ____________________
Name: ____________________
Title:     ____________________

EXHIBIT “G”

[FORM OF]

CERTIFICATE AS TO TITLE
Title Affidavit & Indemnity
dated as of _________, 2013

[Insert addresses]

Certifications:
This Certificate as to Title is given with reference to that certain preliminary title report or title commitment dated as of __________, 2013 under Order No. ________ (such report or commitment being referred to herein as the “Commitment”), and issued by First American Title Insurance Company (“Title Insurer”). The undersigned certifies the following to Title Insurer as to the above-referenced premises (the “Premises”) but only as to the period between _____________ , 20____, and the date hereof (subject to any exceptions expressly noted below):

Mechanics Liens:
A.
All labor, services or materials rendered or furnished in connection with the Premises or with the construction or repair of any building or improvements on the Premises contracted for or requested by the undersigned have been completed and paid for in full, with the possible exception of routine repairs and/or maintenance which have been or will be duly paid in the ordinary course of business; and
B.
To the actual knowledge of the undersigned, all other labor, services or materials rendered or furnished in connection with the Premises or with the construction or repair of any building or improvements on the Premises have been completed and paid for in full.

Tenants/Parties in Possession:
Except as shown in the Commitment (with respect to tenancies of record), including matters disclosed in the underlying exceptions of record referenced therein, there are no tenants or other parties who are in possession or have the right to be in possession of said Premises, other than those tenants identified on the lease chart annexed hereto (and any subtenants thereunder), which tenants have rights as tenants only and do not have an option to purchase all or part of the Premises or right of first refusal affecting all or part of the Premises.

Options To Purchase or Rights of First Refusal:
But for the instant transaction, the undersigned has not entered into any unrecorded sale contracts, deeds, mortgages, or purchase options or rights of first refusal affecting the Premises or improvements thereon, which are presently in effect and will survive the transfer of the Premises in connection with the instant transaction, except as set forth in the Commitment.

Covenants & Restrictions:
To the actual knowledge of the undersigned, (a) the undersigned has received no notice of past or present violations of any effective covenants, conditions or restrictions set forth in the Commitment (the “CC&Rs”) which remain uncured, and (b) any charge or assessment provided for in any of the CC&Rs has been or will be duly paid.

Bankruptcy:
No proceedings in bankruptcy or receivership have been instituted by or against the undersigned (or its constituent entities) which are now pending, nor has the undersigned (or its constituent entities) made any assignment for the benefit of creditors which is in effect as to said Premises.

Exceptions to any of the foregoing: [List any exceptions] __________________________________________________________

Gap Indemnification:
Between the date hereof and the date of recording of the insured conveyance but in no event later than three (3) business days from the date of Title Insurer’s receipt of the insured conveyance in final form (hereinafter, the “Gap Period”), the undersigned has not taken or allowed and will not voluntarily take or allow any action to encumber the Premises in the Gap Period.

Further Assurances:
The undersigned hereby undertakes and agrees to fully cooperate with Title Insurer in correcting any errors in the execution and acknowledgment of the insured conveyance.

Counterparts:
This document may be executed in counterparts.

Inducement and Indemnification:
The undersigned provides this document to induce Title Insurer to insure title to said Premises well knowing that it will do so only in complete reliance upon the matters asserted hereinabove and further, will indemnify and hold Title Insurer harmless against any loss or damage sustained as a result of any inaccuracy in the matters asserted hereinabove.

Knowledge/Survival:
Any statement “to the actual knowledge of the undersigned” (or similar phrase) shall mean that the undersigned have no knowledge that such statement is untrue (and, for this purpose, the undersigned’s knowledge shall mean the present actual knowledge [excluding constructive or imputed knowledge] of the below individual signer [“Knowledge Individual”]), but such Knowledge Individual shall not have any liability in connection herewith. Notwithstanding anything to the contrary herein, (1) any cause of action for a breach of this document shall survive until six (6) months after the date hereof, at which time the provisions hereof (and any cause of action resulting from any breach not then in litigation in the jurisdiction where the Premises are situated) shall terminate; and (2) to the extent Title Insurer shall have knowledge as of the date hereof that any of the statements contained herein is false or inaccurate, then the undersigned shall have no liability with respect to the same.

See annexed Title Affidavit & Indemnity signature pages

Signature Page to Title Affidavit & Indemnity

Owner:

[Insert applicable Seller signature block]

By:    ________________________________
Name:    ________________________________
Title:     ________________________________

Lease Chart
see annexed

[To be attached prior to Closing.]

EXHIBIT “H-1”
6060 LEASE EXHIBIT

TENANT	DOCUMENT	DATE
All3Media America, Inc.	Office Lease	12/17/2012
	Confirmation Letter	7/3/2013

Cogent Communications, Inc.	Communications License Agreement	8/26/2009

Corbis Corporation	Office Lease	1/16/2009
	First Amendment	10/16/2012
	Notice of Lease Term Dates	12/28/2012

Cricket Communications Inc.	Office Lease	4/9/2013
	Confirmation Letter	7/3/2013

Desmond, Marcello & Amster	Standard Office Lease	3/17/2000
	Notice of Lease Term Dates and Tenant’s Proportionate Share	8/21/2000
	Storage Agreement - Storage Space Two B	8/13/2001
	First Amendment to Lease	9/11/2001
	Second Amendment to Standard Office Lease	5/27/2004
	Notice of Lease Term Dates and Tenant’s Percentage	9/22/2004
	Termination Agreement for Storage Spaces 801STG and 802STG	3/8/2011
	Third Amendment to Standard Office Lease	6/16/2011

Equator, LLC	Office Lease	7/15/2010
	First Amendment	10/8/2012
	Landlord Consent to Assignment and Assumption of Lease	11/8/2013

Fulwider Patton LLP	Office Lease	10/1/1999
	Guaranty of Lease	10/1/1999
	Guaranty of Lease	8/31/2009
	Memorandum of Office Lease	10/1/1999
	Notice of Lease Term Dates and Tenant’s Proportionate Share	9/23/2000
	First Amendment	8/31/2009
	Second Amendment	10/26/2009

	Third Amendment	6/1/2010
	First Offer Notice - 9th Floor Suite	4/12/2012
	Fourth Amendment	8/29/2012

Futuredontics Inc.	Standard Office Lease	2/24/2000
	Guaranty of Lease	2/24/2000
	First Amendment to Lease	4/28/2000
	Notice of Lease Term Dates and Tenant’s Proportionate Share	8/21/2000
	Second Amendment to Lease	9/13/2000
	Third Amendment to Standard Office Lease	9/15/2000
	Fourth Amendment to Standard Office Lease	2/12/2002
	Fifth Amendment to Lease	3/25/2004
	Sixth Amendment to Lease	9/6/2006
	Seventh Amendment	4/2/2012

Gannett Satellite Information	Office Lease	9/6/2012
	Confirmation Letter	12/28/2012

Kiewit Infrastructure West Co.	Office Lease	8/24/2009
	First Amendment	2/7/2011
	Confirmation Letter	3/30/2011
	Tenant Acceleration Notice	8/12/2011
	Second Amendment	8/30/2011
	Third Amendment	11/19/2012
	Fourth Amendment	4/9/2013
	Fifth Amendment (Storage Space Supplement)	4/24/2013

Language Weaver, Inc.	Office Lease	12/12/2011
Language Weaver, Inc.	Letter re: Tenant Improvement Allowance	7/18/2013

Newmark Realty Capital Inc.	Standard Office Lease	11/15/2004
	Notice of Lease Term Dates and Tenant’s Percentage	3/30/2005
	First Amendment	4/20/2010

SpectraSite Building Group, Inc.	Master Lease (Rooftops)	7/1/2000
	Assignment and Assumption of Leases	7/1/2000
	Certificate of Amendment - Name Change	1/25/2001
	Exercise of First Renewal Option	3/7/2005

	Notice Address Change	2/6/2008
	Notice Exercising Right to Renew or Extend the Term of the Lease	4/13/2010
	Exercise of Renewal Option and Payment	6/18/2010

Waveguide Consulting Incorporated	Office Lease	9/14/2010
	Confirmation Letter	11/2/2010
	First Amendment	10/18/2013

EXHIBIT “H-2”
6080 LEASE EXHIBIT

TENANT	DOCUMENT	DATE
American Golf Corporation	Office Lease	9/4/2013

CHDI Management, Inc.	Standard Office Lease	3/15/2005
	Guaranty of Lease	3/15/2005
	Notice of Lease Term Dates and Tenant’s Percentage	7/12/2005
	Certificate of Amendment of the Certificate of Incorporation of MRSSI, Inc.	11/2/2007
	Option to Renew	2/26/2010
	First Amendment	4/6/2010
	Confirmation Letter	9/3/2010

City of Los Angeles	Lease	7/9/2002
	Exercise of Option to Extend	7/14/2005
	Summary of Lease Amendment	4/22/2008

Cogent Communications	Communications License Agreement	8/26/2009

David S. Blau, an Individual dba Law Offices of David S. Blau	Standard Office Lease	7/20/2006
	Guaranty of Lease	7/20/2006
	First Amendment	6/11/2009
	Notice of Lease Term Dates	7/6/2009

Erika Puzik dba Erika Puzik and Associates	Office Lease	5/2/2013
	Confirmation Letter	7/3/2013

FirstService Residential California, LLC	Office Lease	10/30/2012
	Confirmation Letter	2/6/2013
	Letter re: Name Change	6/12/2013

Gamefly, Inc.	Office Lease	6/5/2012
	Notice of Lease Term Dates	11/8/2012

Haight Law Group, A Professional Corporation	Office Lease	10/22/2007

	Guaranty	12/10/2009
	First Amendment to Lease	12/10/2009
	Second Amendment to Lease	12/19/2012
	Third Amendment to Lease (Storage Space Supplement)	2/21/2013

KPFF, Inc.	Standard Office Lease - Suite 300	2/4/2002
	Storage Agreement	7/23/2002
	Notice of Lease Term Dates and Tenant’s Percentage	9/6/2002
	Amendment to Standard Office Lease	6/__/2006
	Second Amendment to Standard Office Lease	6/27/2013

	Standard Office Lease - Suite 750	2/4/2002
	Storage Agreement	7/23/2002
	Notice of Lease Term Dates and Tenant’s Percentage	12/16/2002
	Amendment to Standard Office Lease	6/__/2006
	Second Amendment to Standard Office Lease	6/27/2013

La Brea Bakery, Inc.	Office Lease	3/26/2012
	Right of First Offer Letter	11/11/2013

Murray Hill Center West, Inc.	Standard Office Lease	9/8/2006
	Guaranty of Lease Agreement	9/__/2010
	Amendment to Standard Office Lease	10/29/2010

Phase One Communications Inc.	Standard Office Lease	1/__/1998
	First Amendment and Assignment of Office Lease (Howard Hughes Center, Suite 450)	10/18/2002
	Notice of Lease Term Dates and Tenant’s Percentage	1/28/2003
	Notice of Lease Term Dates and Tenant’s Percentage	8/26/2003
	Second Amendment to Office Lease	7/9/2007
	Third Amendment to Office Lease	11/23/2009
	Fourth Amendment to Office Lease	1/26/2010
	Fifth Amendment to Office Lease	8/31/2010
	Consent to Merger	2/27/2012

Q Talent Acquisition LP	Office Lease	12/12/2011
	Confirmation Letter	1/3/2012

Qantas Airways Limited	Standard Office Lease	12/31/2001
	First Amendment to Lease	3/30/2002

	Notice of Lease Term Dates and Tenant’s Percentage	7/26/2002
	Second Amendment to Lease	5/4/2009

Quantason, LLC	Office Lease	11/21/2012

Regus Business Centre LLC	Office Lease	10/4/2000
	Guaranty of Lease	10/4/2000
	First Amendment to Office Lease	12/22/2000
	Notice of Lease Term Dates and Tenant’s Percentage	5/30/2001
	Second Amendment to Lease	6/6/2002
	Third Amendment to Lease	3/14/2003
	Fourth Amendment to Lease	4/15/2003
	Fifth Amendment to Lease	7/14/2011

Sony Corporation of America, Inc.	Standard Office Lease	12/22/2004
	Satellite Antenna Installation License Agreement	12/30/2004
	First Amendment	7/30/2009
	Second Amendment	12/1/2009
	Third Amendment	3/8/2010
	Fourth Amendment	5/19/2010
	Storage Space Lease Agreement	8/10/2011
	First Offer Notice	10/24/2011
	Right of First Offer	2/8/2012
	First Offer Notice	3/28/2012
	Cancellation of Storage Space (Suite L)	7/30/2012

Stamko Development	Storage Space Lease Agreement	1/14/2010
	Storage Space Lease Agreement	1/1/2012

Thornton Tomasetti, Inc.	Office Lease	12/22/2009

Wayne, Gaynor, Umanoff LLP	Standard Form Storage Agreement	5/6/2004

EXHIBIT “H-3”
6100 LEASE EXHIBIT

TENANT	DOCUMENT	DATE
Acquity Group LLC	Office Lease	3/11/2010
	First Amendment	8/2/2012
	Notice and Consent Letter	6/14/2013

Ad:Tech Expositions, LLC	Office Lease	4/9/2012

AMA Consulting Engineers P.C.	Office Lease	2/13/2012
	Confirmation Letter	4/9/2012

Cogent Communications	Communications License Agreement	8/26/2009
	Antenna Site License Agreement	8/10/2010

CS Capital Management, Inc.	Office Lease	12/8/2009
	First Amendment	12/1/2010
	Second Amendment	12/16/2011
	Third Amendment	12/19/2012

Dynamic Digital Depth USA, Inc.	Office Lease	11/15/2010
	Confirmation Letter	1/25/2011

Genesis Capital Mortgage Fund, LLC	Office Lease	5/9/2013
	Confirmation Letter	7/3/2013

Hollywood Park Land Company, LLC	Office Lease	5/28/2013

InMotion Hosting, Inc.	Office Lease	2/13/2012
	Confirmation Letter	3/9/2012

Interactive Media Holdings, Inc.	Office Lease	6/7/2011

Juanita Burks & Associates	Office Lease	3/21/2013
	Guaranty of Lease	3/21/2013
	Confirmation Letter	4/3/2013

Nomura Securities International, Inc.	Standard Office Lease	4/13/2004
	Notice of Lease Term Dates and Tenant’s Percentage	7/26/2004
	Landlord Consent to Sublease	9/6/2011
	Landlord Consent to Assignment and Assumption of Sublease	12/19/2012

Pepperdine University	Office Lease	2/20/2003
	First Amendment to Office Lease	12/22/2003
	Second Amendment to Lease	3/3/2005
	First Offer Notice Letter	2/27/2012
	Third Amendment	9/4/2012

Premium Surge Promotions, L.L.C.	Office Lease	5/18/2010

Reading International, Inc.	Office Lease	9/21/2011
	Confirmation Letter	1/11/2012

Reading International, Inc.	First Amendment	3/13/2013
Reading International, Inc.	Confirmation Letter	4/24/2013

Scottel Voice & Data, Inc. d/b/a Black Box Network Services	Office Lease	9/20/2012
	Guaranty of Lease	9/20/2012
	First Amendment (Storage Space Supplement)	11/16/2012

Sumitomo Corporation of America	Office Lease	1/30/2012

The Bedford Group	Standard Office Lease	6/14/2004
	First Amendment to Standard Office Lease	10/8/2004
	Notice of Lease Term Dates and Tenant’s Percentage	3/30/2005
	Consent to Sublease	8/24/2006
	Landlord Consent to Sublease	6/9/2008
	Second Amendment to Standard Office Lease	11/3/2008
	Second Amendment to Standard Office Lease	7/8/2009
	Personal Guaranty	4/1/2010
	Third Amendment to Standard Office Lease	4/1/2010
	Fourth Amendment to Standard Office Lease	11/4/2013

The Geo Group, Inc.	Office Lease	4/2/2010

	Letter re: Substitution of Address	6/25/2010
	Confirmation Letter	7/28/2010
	First Amendment	8/20/2010
	Notice of Lease Term Dates	9/17/2010

Tourism Australia	Standard Office Lease	4/23/2004
	Notice of Lease Term Dates and Tenant’s Percentage	7/26/2004
	First Amendment (Storage Space Supplement)	9/21/2008
	Second Amendment	5/27/2009

Vinik Asset Management, L.P.	Office Lease	6/5/2012
	Confirmation Letter	6/18/2012

Wayne, Gaynor, Umanoff, LLP	Standard Office Lease	1/29/2004
	Guaranty of Lease	1/28/2004
	First Amendment	7/17/2008
	Second Amendment	9/9/2009
	Third Amendment	11/24/2009

Webmetro	Office Lease	11/29/2010
	Confirmation Letter	1/3/2011

Wind & Stern, LLP	Office Lease	1/18/2010
	Guaranty of Lease	1/18/2010
	Allowance Notice	2/1/2011
	First Amendment	2/15/2011
	Landlord Consent to Sublease	6/12/2012

EXHIBIT “H-4”
6601 LEASE EXHIBIT

TENANT	DOCUMENT	DATE
All Management Corporation	Office Lease	4/24/2012
	First Amendment (Storage Space Supplement)	10/9/2012
	Confirmation Letter	11/5/2012

Cogent Communications, Inc.	Communications License Agreement	8/26/2009

Digital Generation, Inc. (f/k/a DG Fastchannel, Inc.)	Office Lease	7/15/2010
	Confirmation Letter	2/9/2011
	Landlord Consent to Transfer	5/30/2013

E & S Ring Management Corporation	Office Lease	9/16/2011

Heavy Iron Studios, Inc.	Office Lease	12/14/2010

Independent Spine Evaluation, Inc.	Office Lease	1/21/2003

March Vision Care, Inc.	Office Lease	10/25/2011
	Guaranty of Lease	10/25/2011
	Confirmation Letter	2/29/2012

Mobile Messenger Americas, Inc.	Office Lease	7/25/2012
	Guaranty	7/25/2012

Premier Office Centers, LLC	Standard Office Lease	3/14/2003
	First Amendment to Standard Office Lease and Assignment and Assumption Agreement	6/25/2004
	Second Amendment to Standard Office Lease	9/18/2012

SpectraSite Building Group	Master Lease (Rooftops)	7/1/2000
	Assignment and Assumption of Leases	7/1/2000
	Certificate of Amendment - Name Change	1/25/2001
	Exercise of First Renewal Option	3/7/2005
	Notice of Change of Address	2/6/2008
	Exercise of First Renewal Option and Payment	6/18/2010

EXHIBIT “H-5”
6701 LEASE EXHIBIT

TENANT	DOCUMENT	DATE
AndersonPacific, LLC	Standard Office Lease	11/7/2005
	Landlord Consent to Sublease (China Export Finance Limited)	12/1/2008
	Landlord Consent to Sublease (D’Oro Construction)	12/1/2008
	First Amendment to Standard Office Lease	4/22/2010
	Landlord Consent to Sublease (JMAC Partners, LLC)	10/30/2012

Arias, Ozzello & Gignac, LLP	Standard Office Lease	11/9/1999
	Guaranty of Lease	11/9/1999
	First Amendment to Standard Office Lease	11/17/1999
	Notice of Lease Term Dates and Tenant’s Proportionate Share	12/9/1999
	Storage Agreement	1/16/2002
	Guaranty of Lease	1/28/2003
	Relocation and Second Amendment to Lease	1/28/2003
	Standard Form Storage Agreement	8/18/2003
	Third Amendment to Standard Office Lease (incorrectly labeled as Second Amendment to Office Lease)	6/3/2005
	Standard Form Storage Agreement	6/3/2005
	Fourth Amendment	5/24/2010
	Fourth Amendment to Lease	3/8/2011
	Amendment to Lease	10/12/2011
	Seventh Amendment to Lease	5/28/2013

Baywood Management	Office Lease	12/16/2010
	Confirmation Letter	1/3/2011

Cogent Communications, Inc.	Communications License Agreement	8/26/2009
	Office Lease	8/20/2009
	Confirmation Letter	10/21/2009

Del Rey Global Investors, LLC	Office Lease	3/8/2010

England Ponticello & St. Clair, APC	Office Lease	8/9/2012
	Confirmation Letter	11/20/2012

Fuji Industries Corp.	Standard Office Lease	2/7/2000
	Notice of Lease Term Dates and Tenant’s Proportionate Share	8/21/2000
	First Amendment	2/22/2010

Gates & Cooper LLP	Standard Form Office Lease	3/17/1998
	Notice of Lease Term Dates	4/30/1998
	Consent to Assignment Agreement	8/6/1999
	First Amendment to Lease	8/6/1999
	Second Amendment to Lease	11/19/2002
	Standard Form Storage Agreement	9/29/2003
	Standard Form Storage Agreement	6/16/2005
	Rent Credit Notice	2/21/2008
	Third Amendment to Standard Form Office Lease	2/21/2008
	Fourth Amendment to Standard Office Lease	3/26/2013

Gibeaut, Mahan & Briscoe	Standard Form Office Lease	12/9/1991
	First Amendment to Lease	4/1/1994
	Second Amendment to Lease	9/1/1997
	Third Amendment to Lease	12/23/1997
	Notice of Lease Term Dates	2/11/1998
	Fourth Amendment to Lease	1/1/2002
	Fifth Amendment to Lease	7/29/2002
	Notice of Lease Term Dates and Tenant’s Percentage	12/30/2002
	Sixth Amendment to Lease	6/13/2006
	Seventh Amendment to Lease	10/12/2011

Greystone Servicing Corporation, Inc.	Office Lease	4/29/2010
	Letter re: Allowance	1/26/2011
	First Amendment	8/5/2013

Hub International Insurance Services Inc.	Office Lease	11/12/2009
	Confirmation Letter	2/25/2010
	First Amendment to Office Lease	1/12/2011
	Landlord Consent	10/4/2013

Ilona R. Hirsch, M.D.	Storage Agreement	3/8/2002
	Tenant Waiver Form	5/16/2002

Interpret, L.L.C.	Office Lease	9/19/2013

LOTA USA LLC	Office Lease	1/9/2008
	Notice of Lease Term Dates	6/25/2008
	First Amendment	11/25/2008
	Second Amendment	3/13/2013
	Notice of Lease Term Dates	7/8/2013

LowerMyBills, Inc.	Office Lease	2/4/2009
	Guaranty of Lease	2/4/2009
	Guaranty of Allowance	2/4/2009
	Confirmation Letter	6/2/2009
	First Amendment (Storage Space Supplement)	6/15/2009

March Vision Care, Inc.	Standard Office Lease	9/16/2005
	Notice of Lease Term Dates and Tenant’s Percentage	2/3/2006
	First Amendment to Lease	2/27/2006
	Second Amendment	1/28/2010
	Assignment and Assumption of Standard Office Lease	3/1/2010
	Guaranty of Lease	3/19/2010
	Third Amendment	3/19/2010
	Notice of Lease Term Dates	4/30/2010
	Fourth Amendment	10/25/2011

Matrix Environmental LLC	Office Lease	1/9/2009
	Guaranty of Lease	1/9/2009
	Guaranty of Lease	1/9/2009
	First Amendment	11/11/2013

Music Choice	Standard Office Lease	4/6/2005
	First Amendment	6/19/2010
	Second Amendment	5/23/2011
	Notice of Lease Term Dates	7/11/2011

Nami Media Inc.	Office Lease	3/14/2012
	Confirmation Letter	9/26/2012

Norris Bishton, Jr.	Standard Office Lease	6/30/1999
	Storage Agreement	8/9/1999
	Notice of Lease Term Dates and Tenant’s Proportionate Share	11/9/1999
	First Amendment to Lease	6/30/2004
	Second Amendment to Lease	7/14/2004

	Third Amendment to Standard Office Lease	2/9/2006
	Fourth Amendment to Standard Office Lease	7/31/2008
	Fifth Amendment to Standard Office Lease	11/17/2010

ODS Technologies, L.P.	Standard Office Lease	4/9/2003
	Guaranty of Lease	4/9/2003
	Standard Form Storage Agreement	2/3/2004
	First Amendment to Lease	11/11/2004
	Standard Form Storage Agreement	5/23/2005
	Emergency Generator Agreement	10/1/2006
	Second Amendment to Lease	1/7/2009
	Letter of Acknowledgement	1/27/2009
	Letter re: Alteration Allowance	9/24/2009
	Third Amendment to Lease	11/22/2010
	Storage Space Lease Agreement	12/1/2010
	Fourth Amendment to Lease	10/12/2011
	Notice of Lease Term Dates	2/7/2012

Orgel Construction	Standard Office Lease	3/27/2003
	First Amendment to Lease	2/23/2005
	Standard Form Storage Agreement	6/3/2005
	Second Amendment to Lease	4/18/2006
	Third Amendment to Standard Office Lease	2/15/2008
	Fourth Amendment to Standard Office Lease	3/6/2009
	Fifth Amendment to Standard Office Lease	5/3/2010
	Sixth Amendment to Standard Office Lease	8/23/2011
	Seventh Amendment to Standard Office Lease	10/1/2012

Peak Sports Products USA Inc.	Office Lease	5/18/2010

Perot Systems Corporation	Standard Form Office Lease	11/15/1993
	First Amendment to Lease	4/8/1994
	Second Amendment to Lease	7/27/1995
	Third Amendment to Lease	8/28/1995
	Notice of Lease Term Dates	7/30/1996
	Fourth Amendment to Lease	6/22/1998
	Fifth Amendment to Lease	5/4/2000
	Landlord Consent to Sublease	10/23/2008
	Sixth Amendment to Lease	6/5/2012

SpectraSite Building Group	Master Lease (Rooftops)	7/1/2000

	Assignment and Assumption of Leases	7/1/2000
	Certificate of Amendment - Name Change	1/25/2001
	Change of Address Notice	2/6/2008
	Exercise of Renewal Option	6/18/2010

Sprite Entertainment, Inc.	Standard Office Lease	7/26/2004
	Notice of Lease Term Dates and Tenant’s Percentage	10/25/2004
	First Amendment to Office Lease	4/16/2007
	Second Amendment	11/3/2008
	Third Amendment	9/16/2013

Systems Source, Inc.	Office Lease	3/14/2012
	First Amendment	5/14/2012
	Confirmation Letter	10/15/2012

Technical Connections, Inc.	Office Lease	6/22/2012
	Confirmation Letter	9/28/2012

Triage, Inc.	Standard Office Lease	7/7/2005
	Guaranty of Lease	11/9/2009
	Standard Form Storage Agreement	7/28/2005
	Notice of Lease Term Dates and Tenant’s Percentage	8/5/2005
	First Amendment to Lease	8/23/2005
	Notice of Lease Term Dates and Tenant’s Percentage	10/3/2005
	Standard Form Storage Agreement	10/21/2005
	Second Amendment to Lease	9/29/2006
	Third Amendment to Lease	3/23/2009
	Fourth Amendment to Lease	11/9/2009
	Storage Space Lease Agreement	2/1/2010
	Storage Space Lease Agreement	12/1/2010
	Fifth Amendment	6/30/2011
	Sixth Amendment	6/21/2012
	Seventh Amendment	8/14/2012
	Eighth Amendment	10/19/2012
	Ninth Amendment	2/5/2013

TriNet HR Corporation	Office Lease	12/22/2009
	Guaranty of Lease	12/22/2009

Union Institute & University	Office Lease	9/14/2010
	Confirmation Letter	1/3/2011

Univision Television Group, Inc.	Lease	11/17/1999
	First Amendment	9/28/2012

Vaco Los Angeles, LLC	Lease	6/12/2006
	Notice of Lease Term	9/13/2006
	First Amendment	3/26/2012
	Notice of Lease Term Dates	6/18/2012

EXHIBIT “H-6”
6833 LEASE EXHIBIT

TENANT	DOCUMENT	DATE
Spectrum Club Holding Company	Athletic Club Ground Lease	11/15/1991
	First Amendment to Lease	8/20/1992
	Second Amendment to Lease	8/21/1992
	Consent to Assignment of Lease	3/1/1993
	Memorandum of Lease	3/1/1993
	Third Amendment to Lease	4/11/1994
	Fourth Amendment to Lease	12/11/1996
	Agreement and Release	3/17/1999
	The Lessor’s Estoppel, Consent And Non- Disturbance And Attornment Agreement	9/29/2004
	Fifth Amendment to Lease	6/16/2008
	First Amendment to Lessor’s Estoppel, Consent and Non-Disturbance and Attornment Agreement	6/16/2008
	Guaranty of Lease	6/16/2008

EXHIBIT “I”
LEASE DEFAULTS

Arias, Ozzello & Gignac, LLP has failed to pay base rent, operating expenses, storage rent and late fees totaling $82,872.36. The following is a breakdown of the amounts owed:

Tenant Charge	Amount Owed	Payment Due Date(s)
Base Rent	$74,273.47	8/13, 10/13, 11/13 and 12/13
Tax Adjustment	$4,926.53	10/13
Storage Rent	$2,030.00	8/13, 10/13, 11/13 and 12/13
Late Fees	$1,627.36	7/13, 11/13
Miscellaneous	$15.00	7/13
TOTAL OUTSTANDING	$82,872.36

EXHIBIT “J”
TENANT ESTOPPEL MATERIALS
This Exhibit “J” is comprised of the following items which are attached:

•	Required Tenant List

•	Form of Tenant Estoppel Certificate

•	Form of Seller Tenant Certificate

REQUIRED TENANT LIST

1.	Pepperdine University

2.	Sony

3.	All3Media America

4.	Equator, LLC

5.	KPFF, Inc.

6.	ODS Technologies

7.	Spectrum Howard Hughes

8.	Futuredontics, Inc.

9.	HUB International

10.	LowerMyBills

11.	March Vision Care, Inc.

12.	Gamefly, Inc.

13.	Regus Business Center, LLC

14.	Fulwider Patton, L.L.P.

15.	Kiewit Pacific Company

16.	Phase One Communications, Inc.

17.	American Golf

18.	Triage Entertainment, Inc.

[FORM OF]

TENANT ESTOPPEL CERTIFICATE

Re:	«Property» «City_State»
Ladies and Gentlemen:
The undersigned (“Tenant”) certifies with respect to the lease (the “Lease”) more particularly described in the attached Schedule “A” which is hereby incorporated (the “Schedule”) that:
(1)    Tenant is the tenant under the Lease;
(1)    The summary of the terms of the Lease contained in the Schedule is true and correct;
(1)    Tenant has accepted possession of the premises (the “Premises”) under the Lease;
(1)    There are no rent abatements or free rent periods now or in the future other than as may be set forth on the Schedule;
(1)    The Lease is in full force and effect and, except as may be indicated on the Schedule, has not been assigned, modified, supplemented or amended in any way and Tenant has no notice of any assignment, pledge or hypothecation by the landlord (“Landlord”) under the Lease or of the rentals thereunder;
(1)    The Lease represents the entire agreement between Tenant and Landlord with respect to the Premises;
(1)    All construction and other obligations of a material nature to be performed by Landlord have been satisfied, except as may be indicated on the Schedule;
(1)    Any payments by Landlord to Tenant for tenant improvements which are required under the Lease have been made, except as may be indicated on the Schedule;
(1)    On this date, there are no existing defenses or offsets which Tenant has against the enforcement of the Lease by Landlord and Tenant has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a default by Tenant, or to the best of Tenant’s knowledge, a default by Landlord, under the Lease;
(1)    Tenant is not entitled to any offsets, abatements, deductions or otherwise against the rent payable under the Lease from and after the date hereof, except as may be indicated on the Schedule;
(1)    No rental (including expense reimbursements), other than for the current month, has been paid in advance, except as may be indicated on the Schedule;

(1)    Tenant has not filed on its behalf, nor to Tenant’s knowledge, has any party initiated against Tenant, proceedings for relief under bankruptcy, insolvency, or other proceedings;
(1)    Except as set forth in the Lease, Tenant has no purchase, extension, expansion, rights of first offer, rights of first refusal, exclusives, right to lease other premises, or rights to have Landlord perform Tenant’s obligations under leases of other premises; and
(1)    Tenant has no right to terminate the Lease except as set forth in the Lease.
The truth and accuracy of the certifications contained herein may be relied upon by (i) Landlord, (ii) any purchaser of the Property (“Purchaser”), (iii) each lender (“Lender”) of Landlord or Purchaser (or any of their respective direct or indirect owners), and its successors, participants, assigns and transferees, (iv) any rating agency or trustee involved in a securitization of one or more loans made by a Lender, and (v) any servicer of any such loan (collectively, the “Reliance Parties”), and said certifications shall be binding upon Tenant and its successors and assigns, and inure to the benefit of the Reliance Parties.

Very truly yours,

[«Operating_As»]

By:    ______________________________
Name:    ______________________________
Title:    ______________________________

Date:    ______________________________

SCHEDULE A
Summary of Lease Terms
(1)    Name of Tenant: «Operating_As»
(2)    Lease Date: «Lease_Date»
(3)    Amendment Dates, Separate Agreements, if any:

«Lease__License_Agreement»	«Lease_Date»
«Document_1»	«Document_1_Date»
«Document_2»	«Document_2_Date»
«Document_3»	«Document_3_Date»
«Document_4»	«Document_4_Date»

(4)    Square Footage: «Square_Feet»
(5)    Lease Commencement Date: «Commence_Date»;    Current Lease Expiration: «Expiration_Date»

(6) Current Monthly Base Rent:	;	paid through: __________
Current Monthly Expense Reimbursement:	$«Total_Exp»;	paid through: __________
Other Current Monthly Rent Not Otherwise Identified Above:	$«Other»;	paid through: __________
Current Total Monthly Rent:	$«Total_Rent»
Tenant has the following abatement(s) remaining: «Free_Rent»
(7) [Operating Expense Base Year amount**]:	$«Amount»
(8) [Real Estate Tax Base Year Amount**]:	$«Amount»
(9)    Percentage Rent:
(10)    Assignees/Subtenants: «Subtenant»
(11)    Lease Guarantor(s): «Guarantor»
(12)     Tenant Improvement Allowance Balance: _________

[** = Include these provisions only for leases with tenants occupying 10,000 RSF or more and for all Required Tenants.]

[FORM OF]

SELLER TENANT CERTIFICATE

_______________________, 201___
[**Buyer Address**]

Re:	[Property Name and Address] Los Angeles, California (the “Property”)

Ladies and Gentlemen:
This Certificate is being delivered to you pursuant to Section 4.7.3 of that certain agreement (the “Purchase Agreement”) captioned “PURCHASE AGREEMENT”, dated as of __________, 201___, between [Name of Seller] (“Seller”), and HINES REIT WEST LA PORTFOLIO LP, a Delaware limited partnership (“Buyer”).
Seller hereby certifies to you, your lenders and your respective successors and assigns, that, “to Seller’s knowledge” (as defined in the Purchase Agreement), none of the following statements is inaccurate in any material respect, except as provided in the lease, as amended (the “Lease”) more particularly described in the attached Schedule “A” which is hereby incorporated (the “Schedule”), or as otherwise expressly provided in the Schedule:
(1)    The Lease constitutes the entire agreement between _______________________, a ________________________ (“Tenant”) and the landlord thereunder (“Landlord”) with respect to the subject matter thereof and the Lease has not been modified, amended or supplemented in any way except by the amendments or other agreements described in the Schedule.
(2)    The summary of the terms of the Lease contained in the Schedule is true and correct.
(3)    There are no rent abatements or free rent periods now or in the future other than as may be set forth on the Schedule.
(4)    All obligations with respect to construction of a material nature to be performed by Landlord has been satisfied, except as may be indicated on the Schedule.
(5)    Tenant has commenced the payment of rent, each except as may be indicated on the Schedule.
(6)    Any payments by Landlord to Tenant for tenant improvements which are required under the Lease have been made, except as may be set forth on the Schedule.
(7)    No rental (including expense reimbursements), other than for the current month, has been paid in advance, except as may be indicated on the Schedule.

(8)    Except as provided in the Schedule, Tenant has not assigned or entered into a sublease for any portion of the premises covered by the Lease and no person or firm other than Tenant or its employees is in possession of such premises or any portion thereof.
(9)    (a) Tenant is not in default under the Lease, (b) Tenant has no claim, off-set or counterclaim against the landlord thereunder, and (c) the landlord thereunder is not in default.
(10)    Tenant has no option, right of first refusal or otherwise to purchase the Property or any portion thereof or any interest therein and the only interest of the Tenant in the Property is that of a tenant pursuant to the terms of the Lease.
(11)    Tenant is not the subject of any bankruptcy, insolvency, debtor’s relief, reorganization, receivership or other similar proceedings.
Notwithstanding anything to the contrary herein, (1) this Certificate shall not be effective unless and until the “Closing” (as defined in the Purchase Agreement) occurs; (2) Seller shall have no liability under this Certificate except to the extent Tenant makes a claim that constitutes a breach of this Certificate above and Seller’s liability shall be limited to the out-of-pocket losses incurred by Buyer as a result of such breach; and (3) this Certificate is subject to the limitations set forth in the Purchase Agreement, including the limitations set forth in Sections 7.3 and 7.4.
SELLER:
[Seller Signature Block]

SCHEDULE “A”
Summary of Lease Terms
(1)    Name of Tenant: «Operating_As»
(2)    Lease Date: «Lease_Date»
(3)    Amendment Dates, Separate Agreements, if any:

«Lease__License_Agreement»	«Lease_Date»
«Document_1»	«Document_1_Date»
«Document_2»	«Document_2_Date»
«Document_3»	«Document_3_Date»
«Document_4»	«Document_4_Date»

(4)    Square Footage: «Square_Feet»
(5)    Lease Commencement Date: «Commence_Date»;    Current Lease Expiration: «Expiration_Date»

(6) Current Monthly Base Rent:	;	paid through: __________
Current Monthly Expense Reimbursement:	$«Total_Exp»;	paid through: __________
Other Current Monthly Rent Not Otherwise Identified Above:	$«Other»;	paid through: __________
Current Total Monthly Rent:	$«Total_Rent»
Tenant has the following abatement(s) remaining: «Free_Rent»
(7) [Operating Expense Base Year amount**]:	$«Amount»
(8) [Real Estate Tax Base Year Amount**]:	$«Amount»
(9) Security Deposit:	$«Security_Deposit»
(10)    Percentage Rent:
(11)    Assignees/Subtenants: «Subtenant»
(12)    Lease Guarantor(s): «Guarantor»
(13)    Amount of Payment for early Termination (only if determinable as of the date of this Estoppel Certificate, otherwise reference the Lease): $«Amount»

[** = Include these provisions only for leases with tenants occupying 10,000 RSF or more and for all Required Tenants.]

EXHIBIT “K”
LIST OF TENANT SECURITY DEPOSITS

6060 CENTER DRIVE

TENANT	AMOUNT
Cricket Communications, Inc.	24,500.00
Desmond, Marcello & Amster	17,547.65
Equator, LLC	130,366.40
Fulwider Patton LLP	133,170.91
Futuredontics, Inc.	350,000.00
Gannett Satellite Information	82,932.80
Language Weaver, Inc.	62,843.11
Newmark Realty Capital, Inc.	24,890.00
Waveguide Consulting, Inc.	16,429.91
TOTAL	$842,680.78

LETTERS OF CREDIT

TENANT	AMOUNT
All3Media America, Inc.	1,250,000.00
Altisource Solutions, Inc.	1,462,101.83
Corbis Corporation	111,431.85
Kiewit Infrastructure West Co.	86,691.50
TOTAL	$2,910,225.18

6080 CENTER DRIVE

TENANT	AMOUNT
CHDI Management, Inc.	29,088.83
Erika Puzik and Associates	14,714.49
FirstService Residential Calif	14,927.44
Haight Law Group	11,793.32
La Brea Bakery Inc.	30,535.18
Law Offices of David S. Blau	10,988.73
Phase One Communications, Inc.	86,534.84
Q Talent Acquisition LP	11,166.61
Quantason, LLC	31,327.50
Stamko Development	516.00
Thornton Tomasetti, Inc.	90,742.80
TOTAL	$332,335.74

LETTERS OF CREDIT

American Golf Corporation	220,000.00
Gamefly, Inc.	105,442.64
Law Offices of David S. Blau	75,425.37
Regus Business Centre LLC	237,401.79
TOTAL	$638,269.80

6100 CENTER DRIVE

TENANT	AMOUNT
Acquity Group, LLC	39,050.52
Ad:Tech Expositions, LLC	23,767.71
AMA Consulting Engineers, P.C.	12,543.40
CS Capital Management, Inc.	14,116.80
Dynamic Digital Depth USA	32,919.04
Genesis Capital Mortgage Fund	73,928.96
Hollywood Park Land Company	47,755.20
InMotion Hosting, Inc.	27,630.66
Juanita Burks & Associates	10,000.00
Premium Surge Promotions	26,447.37
Reading International, Inc.	175,000.00
Sumitomo Corp of America	18,298.77
The Geo Group, Inc.	80,000.00
Tourism Australia	30,005.50
Vinik Asset Management	7,315.33
Wayne, Gaynor, Umanoff, LLP	30,110.72
Webmetro	8,096.60
Wind & Stern, LLP	16,552.43
TOTAL	673,539.01

LETTER OF CREDIT

TENANT	AMOUNT
Interactive Media Holdings	123,863.49

6701 CENTER DRIVE

TENANT	AMOUNT
AndersonPacific, LLC	21,918.04
Arias, Ozzello & Gignac, LLP	7,877.50
Baywood Management	22,933.26
Cogent Communications, Inc.	20372.90
Del Rey Global Investors, LLC	25,000.00
England Ponticello & St. Clair	20,647.84
Fuji Industries Corp.	22,685.40
Gates & Cooper LLP	12,432.20
Gibeaut, Mahan & Briscoe	18,688.00
Greystone Servicing Corp.	14,186.34
Hub International Insurance Services	128,093.00
Interpret, L.L.C.	45,972.06
LOTA USA LLC	24,362.00
March Vision Care, Inc.	60,064.30
Matrix Environmental, LLC	10,503.47
Music Choice	3,965.52
Nami Media Inc.	155,960.00
Norris Bishton, Jr.	18,067.56
ODS Technologies, L.P.	275,000.00
Orgel Construction	5,712.06
Peak Sports Products USA, Inc.	51,835.19
Perot Systems Corporation	4,798.31
Systems Source, Inc.	79,201.62
Triage, Inc.	97,151.16
TriNet HR Corporation	35,762.36
Union Institute & University	104,277.22
Univision Television Group, In	25.00
Vaco Los Angeles, LLC	33,061.34
TOTAL	$1,320,553.65

LETTERS OF CREDIT

TENANT	AMOUNT
ODS Technologies, L.P.	500,000.00
Matrix Environmental, LLC	8,000.00
Technical Connections LLC	64,899.64
Sprite Entertainment, Inc.	43,525.44
TOTAL	$616,425.08

6601 CENTER DRIVE

TENANT	AMOUNT
All Management Corporation	29,855.88
Digital Generation, Inc.	50,454.69
E & S Ring Management	53,583.72
Heavy Iron Studios, Inc.	39,746.69
Independent Spine Evaluation	16,497.00
March Vision Care, Inc.	89,168.08
Mobile Messenger Americas	84,700.00
Premier Office Centers, LLC	41,171.11
TOTAL	$405,177.17

EXHIBIT “L”
[FORM OF]
SELLER CLOSING CERTIFICATE

THIS SELLER CLOSING CERTIFICATE (this “Closing Certificate”) is made as of _____________, 2013, by TRIZEC 6060 HHC, LLC, TRIZEC 6080 HHC, LLC, TRIZEC 6100 HHC, LLC, TRIZEC NORTHPOINT TOWER, LLC, TRIZEC WEST LA TOWER, LLC, and TRIZEC HHC SPECTRUM, LLC (collectively, “Sellers”), to                         , a [_________________] (“Buyer”).
R E C I T A L S:
A.    Pursuant to that certain Purchase Agreement dated as of         , 2013, between Sellers and Buyer or its respective predecessor-in-interest (together with all amendments and addenda thereto, the “Agreement”), Sellers have agreed to sell to Buyer certain property located in the City of Los Angeles, California.
B.    The Agreement requires the delivery of this Closing Certificate.
NOW THEREFORE, pursuant to the Agreement, Sellers do hereby represent and warrant to Buyer that:
1.    Except as specifically set forth below, each and all of the representations and warranties of Sellers contained in Section 7.1 of the Agreement are correct, in all material respects, as of the date hereof as if made on and as of the date hereof.
Exceptions: See Exhibit “A” attached and made a part hereof.
2.    This Certificate is subject to the terms and conditions of the Agreement (including all limitations set forth in Sections 7.3, 7.4, 8 and 10.2).

IN WITNESS WHEREOF, the undersigned has executed this Closing Certificate as of the day and year first above written.
SELLERS:

Trizec 6060 HHC, LLC,
a Delaware limited liability company

By:    ____________________
Name: ____________________
Title:     ____________________

Trizec 6080 HHC, LLC,
a Delaware limited liability company

By:    ____________________
Name: ____________________
Title:     ____________________

Trizec 6100 HHC, LLC,
a Delaware limited liability company

By:    ____________________
Name: ____________________
Title:     ____________________

Trizec Northpoint Tower, LLC,
a Delaware limited liability company

By:    ____________________
Name: ____________________
Title:     ____________________

Trizec West LA Tower, LLC,
a Delaware limited liability company

By:    ____________________
Name: ____________________
Title:     ____________________

Trizec HHC Spectrum, LLC,

a Delaware limited liability company

By:    ____________________
Name: ____________________
Title:     ____________________

EXHIBIT “A”
EXCEPTIONS TO SELLERS’ REPRESENTATIONS AND WARRANTIES

[Add exceptions at Closing, if any, including substitution of updated Exhibits and Schedules, as needed.]

EXHIBIT “M”
[FORM OF]
BUYER CLOSING CERTIFICATE
THIS BUYER CLOSING CERTIFICATE (this “Closing Certificate”) is made as of _____________, 2013, by                         , a [_____________] (“Buyer”), to TRIZEC 6060 HHC, LLC, TRIZEC 6080 HHC, LLC, TRIZEC 6100 HHC, LLC, TRIZEC NORTHPOINT TOWER, LLC, TRIZEC WEST LA TOWER, LLC, and TRIZEC HHC SPECTRUM, LLC (collectively, “Sellers”).
R E C I T A L S:
A.    Pursuant to that certain Purchase Agreement dated as of [____________], 2013, between Sellers and Buyer or its predecessor-in-interest (together with all amendments and addenda thereto, the “Agreement”), Buyer has agreed to purchase from Sellers certain property located in the City of Los Angeles, California.
B.    The Agreement requires the delivery of this Closing Certificate.
NOW THEREFORE, pursuant to the Agreement, Buyer does hereby represent and warrant to Sellers that:
1.    Except as specifically set forth below, each and all of the representations and warranties of Buyer contained in Section 7.2 of the Agreement are correct, in all material respects, as of the date hereof as if made on and as of the date hereof.
Exceptions: See Exhibit “A” attached and made a part hereof.
2.    This Certificate is subject to the terms and conditions of the Agreement (including all applicable limitations set forth in Sections 7.3, 7.4, and 10.2).

IN WITNESS WHEREOF, the undersigned has executed this Closing Certificate as of the day and year first above written.
BUYER:

                            ,

a

By:    ________________________________

Name:    ________________________________

Title:    ________________________________

EXHIBIT “A”
EXCEPTIONS TO BUYER’S REPRESENTATIONS AND WARRANTIES
[ADD EXCEPTIONS AT CLOSING, IF ANY]

EXHIBIT “N-1”
[FORM OF]
ASSIGNMENT OF COVENANT AND AGREEMENT BY 6060 SELLER

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

_____________________
_____________________

_____________________

_____________________
Attention: ____________

(Space Above for Recorder’s Use)

ASSIGNMENT AND ASSUMPTION OF COVENANT AND AGREEMENT

This Assignment and Assumption of Covenant and Agreement (“Assignment”) is dated as of the ___ day of _____________, 2013, between TRIZEC 6060 HHC, LLC, a Delaware limited liability company (“Assignor”), and [______________], a [______________] (“Assignee”). Assignor and Assignee may be hereinafter referred to as the “Parties”.

P R E A M B L E:

A.    Assignor is the owner of that certain real property described in Exhibit “A” attached hereto (the “Property”), which is subject to that certain Covenant and Agreement dated as of January 20, 1986 and recorded in the Official Records of Los Angeles County on February 11, 1986 as Document No. 86-185812 (the “Declaration”).

B.    In connection with the sale of the Property to Assignee, Assignor wishes to grant and assign to Assignee, and Assignee wishes to accept and assume from Assignor, all of Assignor’s rights, interests, obligations and duties under the Declaration with respect to the Property.

NOW, THEREFORE, Assignor and Assignee hereby agree as follows:

1.    Assignment. Assignor hereby grants and assigns to Assignee all of Assignor’s rights, titles and interests under the Declaration with respect to the Property.

2.    Assumption. Assignee hereby accepts the foregoing grant and assignment from Assignor and assumes Assignor’s obligations, liabilities and duties under the Declaration with respect to the Property to the extent arising from and after the date hereof.

3.    Covenants of Further Assurances. Assignor and Assignee each agree to execute such other documents and perform such other acts as may be necessary or desirable to effectuate this Assignment.

4.    Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of which together will constitute one instrument.

5.    Successors and Assigns. All of the terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment to be effective as of the Effective Date.

ASSIGNOR:

Trizec 6060 HHC, LLC,
a Delaware limited liability company

By:    ____________________
Name: ____________________
Title:     ____________________

ASSIGNEE:

[______________],

                        a [______________]

By:
Printed

                        Title:

STATE OF CALIFORNIA	)
)
COUNTY OF _____________________	)

On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Notary Public

STATE OF CALIFORNIA	)
)
COUNTY OF _____________________	)

On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Notary Public

EXHIBIT A
LEGAL DESCRIPTION OF THE PROPERTY
All that certain real property situated in the County of Los Angeles, State of California, described as follows:

THOSE PORTIONS OF LOTS 8, 9, 10, 11 AND 13 OF TRACT NO. 51419, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1204, PAGES 42 TO 50, INCLUSIVE OF MAPS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 8 BEING A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 27.00 FEET, SAID POINT BEING DISTANT FROM THE MOST SOUTHERLY CORNER OF SAID LOT 8 AS FOLLOWS:
NORTHWESTERLY ALONG A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 362.00 FEET THROUGH A CENTRAL ANGLE OF 02° 26’ 29” AN ARC DISTANCE OF 15.42 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 27.00 FEET THROUGH A CENTRAL ANGLE OF 28° 06’ 00” AN ARC DISTANCE OF 13.24 FEET TO SAID POINT OF BEGINNING, A RADIAL LINE TO SAID POINT BEARS SOUTH 68° 12’ 06” WEST; THENCE NORTH 29° 01’ 54” EAST 316.31 FEET; THENCE NORTH 59° 23’ 29” EAST 134.87 FEET TO THE NORTHEASTERLY LINE OF SAID LOT 13 BEING THE SOUTHWESTERLY LINE OF CENTER DRIVE 106.00 FEET WIDE, SAID POINT BEING DISTANT SOUTH 24° 00’ 13” EAST 91.74 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 13; THENCE ALONG THE SOUTHWESTERLY LINE OF CENTER DRIVE SOUTH 24° 00’ 13” EAST 58.26 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 403.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 35° 25’ 27” AN ARC DISTANCE OF 249.16 FEET TO A POINT DISTANT SOUTHEASTERLY ALONG SAID LAST MENTIONED CURVE AN ARC DISTANCE OF 9.72 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 11, A RADIAL LINE TO SAID POINT BEARS SOUTH 30° 34’ 21” WEST; THENCE SOUTH 50° 15’ 57” WEST 145.12 FEET; THENCE SOUTH 39° 44’ 03” EAST 42.30 FEET; THENCE SOUTH 00° 03’ 50” EAST 148.83 FEET TO THE SOUTH LINE OF LOT 10, BEING ALSO THE NORTH LINE OF HOWARD HUGHES PARKWAY, 132.00 FEET WIDE; THENCE WEST ALONG THE SOUTH LINE OF LOT 10, WEST AND NORTHWESTERLY ALONG THE SOUTH AND SOUTHWESTERLY LINE OF LOT 9 AND LOT 8 TO THE POINT OF BEGINNING.

THE ABOVE PROPERTY IS ALSO DESCRIBED A PARCEL 3 ON EXHIBIT “C” OF THE CERTIFICATE OF COMPLIANCE RECORDED APRIL 19, 2002 AS INSTRUMENT NO. 02-923485, OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM, ALL OIL, MINERALS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND, AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN SAID PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005) FILED IN SUPERIOR COURT CASE NO. 646222, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 31, 1958, INSTRUMENT NO. 4156, IN BOOK D58, PAGE 847, OF SAID OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006) RECORDED AUGUST 25, 1959 AS INSTRUMENT NO. 1825, IN BOOK D582, PAGE 496, OF SAID OFFICIAL RECORDS AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532) FILED IN SUPERIOR COURT CASE NO. 766683, IN AND AFORESAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963, AS INSTRUMENT NO. 4917 IN BOOK D2009, PAGE 5, OF SAID OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAYBE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OF THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LAND, AS EXCEPTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958 AS INSTRUMENT NO. 4156, IN BOOK D58, PAGE 847, OF OFFICIAL RECORDS.

APN: 4104-001-080

EXHIBIT “N-2”
[FORM OF]
ASSIGNMENT OF DECLARATION BY 6060 SELLER

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

_____________________
_____________________

_____________________

_____________________
Attention: ____________

(Space Above for Recorder’s Use)

ASSIGNMENT AND ASSUMPTION OF DECLARATION OF SPECIAL LAND USE RESTRICTION AGREEMENT

This Assignment and Assumption of Declaration of Special Land Use Restriction Agreement (“Assignment”) is dated as of the ___ day of _____________, 2013, between TRIZEC 6060 HHC, LLC, a Delaware limited liability company (“Assignor”), and [______________], a [______________] (“Assignee”). Assignor and Assignee may be hereinafter referred to as the “Parties”.

P R E A M B L E:

A.    Assignor is the owner of that certain real property described in Exhibit “A” attached hereto (the “Property”), which is subject to that certain Declaration of Special Land Use Restriction Agreement dated as of December 6, 1996 and recorded in the Official Records of Los Angeles County on December 11, 1996 as Document No. 96-1995870 (the “Declaration”).

B.    In connection with the sale of the Property to Assignee, Assignor wishes to grant and assign to Assignee, and Assignee wishes to accept and assume from Assignor, all of Assignor’s rights, interests, obligations and duties under the Declaration with respect to the Property.

NOW, THEREFORE, Assignor and Assignee hereby agree as follows:

1.    Assignment. Assignor hereby grants and assigns to Assignee all of Assignor’s rights, titles and interests under the Declaration with respect to the Property.

2.    Assumption. Assignee hereby accepts the foregoing grant and assignment from Assignor and assumes Assignor’s obligations, liabilities and duties under the Declaration with respect to the Property to the extent arising from and after the date hereof.

3.    Covenants of Further Assurances. Assignor and Assignee each agree to execute such other documents and perform such other acts as may be necessary or desirable to effectuate this Assignment.

4.    Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of which together will constitute one instrument.

5.    Successors and Assigns. All of the terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment to be effective as of the Effective Date.

ASSIGNOR:

Trizec 6060 HHC, LLC,
a Delaware limited liability company

By:    ____________________
Name: ____________________
Title:     ____________________

ASSIGNEE:

[______________],

                        a [______________]

By:
Printed

                        Title:

STATE OF CALIFORNIA	)
)
COUNTY OF _____________________	)

On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Notary Public

STATE OF CALIFORNIA	)
)
COUNTY OF _____________________	)

On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Notary Public

EXHIBIT A
LEGAL DESCRIPTION OF THE PROPERTY
All that certain real property situated in the County of Los Angeles, State of California, described as follows:

THOSE PORTIONS OF LOTS 8, 9, 10, 11 AND 13 OF TRACT NO. 51419, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1204, PAGES 42 TO 50, INCLUSIVE OF MAPS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 8 BEING A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 27.00 FEET, SAID POINT BEING DISTANT FROM THE MOST SOUTHERLY CORNER OF SAID LOT 8 AS FOLLOWS:
NORTHWESTERLY ALONG A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 362.00 FEET THROUGH A CENTRAL ANGLE OF 02° 26’ 29” AN ARC DISTANCE OF 15.42 FEET TO THE BEGINNING OF A REVERSE CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 27.00 FEET THROUGH A CENTRAL ANGLE OF 28° 06’ 00” AN ARC DISTANCE OF 13.24 FEET TO SAID POINT OF BEGINNING, A RADIAL LINE TO SAID POINT BEARS SOUTH 68° 12’ 06” WEST; THENCE NORTH 29° 01’ 54” EAST 316.31 FEET; THENCE NORTH 59° 23’ 29” EAST 134.87 FEET TO THE NORTHEASTERLY LINE OF SAID LOT 13 BEING THE SOUTHWESTERLY LINE OF CENTER DRIVE 106.00 FEET WIDE, SAID POINT BEING DISTANT SOUTH 24° 00’ 13” EAST 91.74 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 13; THENCE ALONG THE SOUTHWESTERLY LINE OF CENTER DRIVE SOUTH 24° 00’ 13” EAST 58.26 FEET TO THE BEGINNING OF A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 403.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 35° 25’ 27” AN ARC DISTANCE OF 249.16 FEET TO A POINT DISTANT SOUTHEASTERLY ALONG SAID LAST MENTIONED CURVE AN ARC DISTANCE OF 9.72 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 11, A RADIAL LINE TO SAID POINT BEARS SOUTH 30° 34’ 21” WEST; THENCE SOUTH 50° 15’ 57” WEST 145.12 FEET; THENCE SOUTH 39° 44’ 03” EAST 42.30 FEET; THENCE SOUTH 00° 03’ 50” EAST 148.83 FEET TO THE SOUTH LINE OF LOT 10, BEING ALSO THE NORTH LINE OF HOWARD HUGHES PARKWAY, 132.00 FEET WIDE; THENCE WEST ALONG THE SOUTH LINE OF LOT 10, WEST AND NORTHWESTERLY ALONG THE SOUTH AND SOUTHWESTERLY LINE OF LOT 9 AND LOT 8 TO THE POINT OF BEGINNING.

THE ABOVE PROPERTY IS ALSO DESCRIBED A PARCEL 3 ON EXHIBIT “C” OF THE CERTIFICATE OF COMPLIANCE RECORDED APRIL 19, 2002 AS INSTRUMENT NO. 02-923485, OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THEREFROM, ALL OIL, MINERALS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND, AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN SAID PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005) FILED IN SUPERIOR COURT CASE NO. 646222, IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 31, 1958, INSTRUMENT NO. 4156, IN BOOK D58, PAGE 847, OF SAID OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006) RECORDED AUGUST 25, 1959 AS INSTRUMENT NO. 1825, IN BOOK D582, PAGE 496, OF SAID OFFICIAL RECORDS AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532) FILED IN SUPERIOR COURT CASE NO. 766683, IN AND AFORESAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963, AS INSTRUMENT NO. 4917 IN BOOK D2009, PAGE 5, OF SAID OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAYBE WITHIN OR UNDER THE PARCEL OF LAND HEREINABOVE DESCRIBED, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREINABOVE DESCRIBED OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREINABOVE DESCRIBED AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE, EXPLORE AND OPERATE THROUGH THE SURFACE OF THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OF ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LAND, AS EXCEPTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958 AS INSTRUMENT NO. 4156, IN BOOK D58, PAGE 847, OF OFFICIAL RECORDS.

APN: 4104-001-080

EXHIBIT “N-3”
[FORM OF]
ASSIGNMENT OF PARKING STRUCTURE AGREEMENT BY 6833 SELLER

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

_____________________
_____________________

_____________________

_____________________
Attention: ____________

(Space Above for Recorder’s Use)

ASSIGNMENT AND ASSUMPTION OF CONSTRUCTION, OPERATIONS AND EASEMENT AGREEMENT FOR PARKING STRUCTURE

This Assignment and Assumption of Construction, Operations and Easement Agreement for Parking Structure (“Assignment”) is dated as of the ___ day of _____________, 2013, between TRIZEC HHC SPECTRUM, LLC, a Delaware limited liability company (“Assignor”), and [______________], a [______________] (“Assignee”). Assignor and Assignee may be hereinafter referred to as the “Parties”.

P R E A M B L E:

A.    Assignor is the owner of that certain real property described in Exhibit “A” attached hereto (the “Property”), which is subject to that certain Construction, Operations and Easement Agreement for Parking Structure, dated as of December 6, 1996 and recorded in the Official Records of Los Angeles County on December 11, 1996 as Document No. 96-1995869 (the “Agreement”).

B.    In connection with the sale of the Property to Assignee, Assignor wishes to grant and assign to Assignee, and Assignee wishes to accept and assume from Assignor, all of Assignor’s rights, interests, obligations and duties under the Agreement with respect to the Property.

NOW, THEREFORE, Assignor and Assignee hereby agree as follows:

1.    Assignment. Assignor hereby grants and assigns to Assignee all of Assignor’s rights, titles and interests under the Agreement with respect to the Property.

2.    Assumption. Assignee hereby accepts the foregoing grant and assignment from Assignor and assumes Assignor’s obligations, liabilities and duties under the Agreement with respect to the Property to the extent arising from and after the date hereof.

3.    Covenants of Further Assurances. Assignor and Assignee each agree to execute such other documents and perform such other acts as may be necessary or desirable to effectuate this Assignment.

4.    Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of which together will constitute one instrument.

5.    Successors and Assigns. All of the terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment to be effective as of the Effective Date.

ASSIGNOR:

Trizec HHC Spectrum, LLC,
a Delaware limited liability company

By:    ____________________
Name: ____________________
Title:     ____________________

ASSIGNEE:

[______________],

                        a [______________]

By:
Printed

                        Title:

STATE OF CALIFORNIA	)
)
COUNTY OF _____________________	)

On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Notary Public

STATE OF CALIFORNIA	)
)
COUNTY OF _____________________	)

On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Notary Public

EXHIBIT A
LEGAL DESCRIPTION OF THE PROPERTY

The land is situated in the City of Los Angeles, County of Los Angeles, State of California, and is described as follows:

PARCEL A:

LOTS 3, 4 AND 5 TRACT NO. 51419, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 1204, PAGES 42 TO 50, INCLUSIVE OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT FROM SAID LAND ALL OIL, MINERALS, NATURAL GAS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAY BE WITHIN OR UNDER THE HEREIN CONVEYED PARCEL OF LAND AND THE RIGHTS THERETO, TOGETHER WITH THE CERTAIN OTHER CONDITIONS, AS EXCEPTED IN SAID PARCEL 1A (AMENDED) AND PARCEL 1B (AMENDED) OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 6005) FILED IN SUPERIOR COURT CASE NO. 646222 IN AND FOR SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED MARCH 31, 1958 AS INSTRUMENT NO. 4156 IN BOOK D58, PAGE 847 OF SAID OFFICIAL RECORDS, BY SAID DEED (STATE PARCEL 6006) RECORDED AUGUST 25, 1959 AS INSTRUMENT NO. 1852 IN BOOK D582 PAGE 496 OF SAID OFFICIAL RECORDS AND BY SAID PARCEL 1 OF FINAL ORDER OF CONDEMNATION (STATE PARCEL 5532) FILED IN SUPERIOR COURT CASE NO. 766683, IN AND SAID COUNTY, A CERTIFIED COPY OF SAID FINAL ORDER BEING RECORDED APRIL 29, 1963 AS INSTRUMENT NO. 4917 IN BOOK D2009, PAGE 5 OF SAID OFFICIAL RECORDS.

ALSO EXCEPTING THERE FROM ALL OIL, OIL RIGHTS, MINERAL RIGHTS, NATURAL GAS, NATURAL GAS RIGHTS AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN THAT MAYBE WITHIN OR UNDER THE PARCEL OF LAND HEREIN ABOVE DESCRIBE, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING AND OPERATING THEREFOR AND REMOVING THE SAME FROM SAID LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE HEREIN ABOVE DESCRIBE, OIL OR GAS WELLS, TUNNELS AND SHAFTS, INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LANDS HEREIN ABOVE DESCRIBE AND BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO DRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT HOWEVER, THE RIGHT TO DRILL, MINE EXPLORE AND OPERATE THROUGH THE SURFACE OF THE UPPER 100 FEET OF THE SUBSURFACE OF THE LAND HEREINABOVE DESCRIBED OR OTHERWISE IN SUCH MANNER AS TO ENDANGER THE SAFETY OR ANY HIGHWAY THAT MAY BE CONSTRUCTED ON SAID LAND, AS

EXPECTED IN THE FINAL DECREE OF CONDEMNATION, A CERTIFIED COPY THEREOF BEING RECORDED MARCH 31, 1958 AS INSTRUMENT NO. 4156 IN BOOK D58, PAGE 847, OF OFFICIAL RECORDS.

PARCEL B:

EASEMENTS FOR PEDESTRIAN AND VEHICULAR INGRESS AND PARKING, PURSUANT TO THE TERMS, COVENANTS AND CONDITIONS OF THE CONSTRUCTION, OPERATIONS AND EASEMENT AGREEMENT FOR PARKING STRUCTURE RECORDED DECEMBER 11, 1996 AS INSTRUMENT NO. 96-1995869, OFFICIAL RECORDS.

ASSESSOR’S PARCEL NUMBER: 4104-001-053; 054; 055

EXHIBIT “N-4”
[FORM OF]
ASSIGNMENT OF DECLARANT’S RIGHTS

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

_____________________
_____________________

_____________________

_____________________
Attention: ____________

(Space Above for Recorder’s Use)

ASSIGNMENT AND ASSUMPTION OF DECLARANT’S RIGHTS
(CC&Rs for Howard Hughes Center)

This Assignment and Assumption of Declarant’s Rights (“Assignment”) is dated as of the ___ day of _____________, 2013, between TRIZEC WEST LA TOWER, LLC, a Delaware limited liability company (“Assignor”), and [______________], a [______________] (“Assignee”). Assignor and Assignee may be hereinafter referred to as the “Parties”.

P R E A M B L E:

A.    Assignor is the “Declarant” under that certain Agreement and Declaration of Covenants, Conditions and Restrictions for Howard Hughes Center, dated March 17, 1993 and recorded on June 24, 1993, as Instrument No. 93-1210312 in the Official Records of the Recorder’s Office of Los Angeles County, California (the “Land Records”), as amended by [insert description of amendments prior to Closing] (as amended, the “CC&Rs”). The CC&Rs purport to cover that certain property more particularly described in Exhibit “A” attached hereto (the “Property”).

B.    In connection with the sale of a portion of the Property to Assignee, Assignor wishes to grant and assign to Assignee, and Assignee wishes to accept and assume from Assignor, all of Assignor’s rights, interests, obligations and duties as the “Declarant” under the CC&Rs.

NOW, THEREFORE, Assignor and Assignee hereby agree as follows:

1.    Assignment. Assignor hereby grants and assigns to Assignee all of Assignor’s rights, titles and interests as the Declarant under the CC&Rs. Assignee acknowledges and agrees that such rights, title and interests are assigned as-is, without any representation or warranty by Assignor.

2.    Assumption. Assignee hereby accepts the foregoing grant and assignment from Assignor and assumes Assignor’s obligations, liabilities and duties as the Declarant under the CC&Rs to the extent arising from and after the date hereof.

3.    Covenants of Further Assurances. Assignor and Assignee each agree to execute such other documents and perform such other acts as may be necessary or desirable to effectuate this Assignment.

4.    Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of which together will constitute one instrument.

5.    Successors and Assigns. All of the terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment to be effective as of the Effective Date.

ASSIGNOR:

Trizec West LA Tower, LLC,
a Delaware limited liability company

By:    ____________________
Name: ____________________
Title:     ____________________

ASSIGNEE:

[______________],

                        a [______________]

By:
Printed

                        Title:

STATE OF CALIFORNIA	)
)
COUNTY OF _____________________	)

On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Notary Public

STATE OF CALIFORNIA	)
)
COUNTY OF _____________________	)

On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Notary Public

EXHIBIT A
LEGAL DESCRIPTION OF THE PROPERTY

[TO BE INSERTED]

EXHIBIT “O”
[FORM OF]
ASSOCIATION ESTOPPEL CERTIFICATE

Hines Interests Limited Partnership
2800 Post Oak Boulevard, Suite 4800
Houston, Texas 77056

The undersigned understands that HINES REIT WEST LA PORTFOLIO LP, a Delaware limited partnership, or its assignee (“Purchaser”), intends to acquire the properties located at 6060 Center Drive, 6080 Center Drive, 6100 Center Drive, 6601 Center Drive, 6701 Center Drive and 6833 Park Terrace Drive in Los Angeles, California (collectively, the “Property”) from TRIZEC 6060 HHC, LLC, a Delaware limited liability company, TRIZEC 6080 HHC, LLC, a Delaware limited liability company, TRIZEC 6100 HHC, LLC, a Delaware limited liability company, TRIZEC NORTHPOINT TOWER, LLC, a Delaware limited liability company, TRIZEC WEST LA TOWER, LLC, a Delaware limited liability company, and TRIZEC HHC SPECTRUM, LLC, a Delaware limited liability company (collectively, “Sellers” and each, individually, a “Seller”). The undersigned does hereby certify and represent to Purchaser that:
1.    S/he is the current President or authorized officer of the Howard Hughes Center Property Owner’s Association (the “Association”). The Association is governed by that certain Agreement and Declaration of Covenants, Conditions and Restrictions recorded on June 24, 1993 as Instrument No. 93-1210312, as amended by that certain First Amendment to Declaration recorded on August 22, 1995 as Instrument No. 95-1373206, as further amended by that certain Second Amendment to the Declaration recorded on April 26, 2001 as Instrument No. 01-0713213, as further amended by that certain Third Amendment to the Declaration recorded on May 3, 2006 as Instrument No. 06-970091, and as further amended by that certain Fourth Amendment to the Declaration recorded on October 12, 2012 as Instrument No. 1545130 (collectively, the “Declaration”). A true, complete and correct copy of the Declaration is attached hereto as Exhibit A. To the knowledge of the undersigned, the Declaration is in full force and effect and has not been modified, supplemented or amended except as expressly set forth herein.
2.    To the knowledge of the undersigned and as of the date of this estoppel certificate, (i) there are no uncured and on-going defaults under the Declaration by any Seller or the Property, (ii) there are no unpaid or delinquent assessments or special assessments due and owing against any Seller or the Property, and (iii) there are no pending special assessments against any Seller or the Property.
3.    This estoppel certificate is given with the understanding that Purchaser will rely on this estoppel certificate in connection with its acquisition of the Property.
4.    The undersigned shall have no liability for any inaccuracy of any certification contained herein; provided, however, the undersigned will be estopped from asserting any position contrary to the certifications made as of the date hereof that are contained herein.
Dated: December ____, 2013

Howard Hughes Center Property Owner’s Association,

                    a California nonprofit mutual benefit corporation
By:
Name:
Title:

EXHIBIT A

Copy of Declaration and Amendments

(See attached)

INDEX OF DEFINED TERMS

6060 Appurtenances	1

6060 Bill of Sale, Assignment and Assumption	16

6060 Deed	15

6060 Improvements	1

6060 Intangible Property	2

6060 Land	1

6060 Personal Property	2

6060 Property	1

6060 Seller	1

6080 Appurtenances	2

6080 Bill of Sale, Assignment and Assumption	17

6080 Deed	16

6080 Improvements	2

6080 Intangible Property	2

6080 Land	2

6080 Personal Property	2

6080 Property	2

6080 Seller	1

6100 Appurtenances	2

6100 Bill of Sale, Assignment and Assumption	17

6100 Deed	16

6100 Improvements	2

6100 Intangible Property	2

6100 Land	2

6100 Personal Property	2

6100 Property	2

6100 Seller	1

6601 Appurtenances	2

6601 Bill of Sale, Assignment and Assumption	17

6601 Deed	16

6601 Improvements	2

6601 Intangible Property	2

6601 Land	2

6601 Personal Property	2

6601 Property	2

6601 Seller	1

6701 Appurtenances	2

6701 Bill of Sale, Assignment and Assumption	17

6701 Deed	16

6701 Improvements	2

6701 Intangible Property	2

6701 Land	2

6701 Personal Property	2

6701 Property	2

6701 Seller	1

6833 Appurtenances	3

6833 Bill of Sale, Assignment and Assumption	17

6833 Deed	16

6833 Improvements	3

6833 Intangible Property	3

6833 Land	2

6833 Personal Property	3

6833 Property	2

6833 Seller	1

actual knowledge	29

Additional Funds	1

Additional Title Matters	10

Agreement	1

Allocable Purchase Price	7

Anti-Money Laundering and Anti-Terrorism Laws	41

Approved Investments	7

Appurtenances	3

Bank	1

business day	37

Buyer	1, 24, 29

Buyer Assignee	38

Buyer Closing Certificate	9

Buyer Closing Representative	4

Buyer Funds	6

Buyer Related Party	34

Closing	15

Closing Date	3

Closing Documents	3

Closing Payment	7

Closing Statement	20, 3

Closing Year	22

commercially reasonable efforts	15

Deeds	3

Deposit	3

Designated Representatives	29

Disapproved Title Matter	9

Documents	4

Due Diligence Materials	3

Due Diligence Period	4

Effective Date	1

Environmental Reports	27

Escrow Agent	7

Escrow Instructions	15

Escrow Period	4

Excluded Contracts	27

Excluded Materials	4

Executive Order	41

Existing Lease	4

Existing Loan	11

Funds	2

Government List	41

Governmental Entity	4

Grantee	1

Grantor	1

Hazardous Material	27

Identified Pre-Closing Rent	21

Improvements	4

Independent Consideration	13

Information Returns	4

Intangible Property	4

Internal Revenue Code	4

knowledge	29

Land	5, 1

Landlord	21

Laws	5

Lease	1, 21, 24

Lease Exhibit	26

Lease Exhibits	26

Leases	26

Leasing Costs	5

Lender	22

Letter of Instructions	11, 12

Liens	5

National Service Contract	5

Natural Hazard Disclosure	31

Natural Hazard Expert	31

New Leases	5

Non-Recordation Documents	2

Non-Space Leases	14

Objectionable Service Agreements	30

Owner’s Policies	11

Owner’s Policy	11

Permitted Exceptions	11

Personal Property	5

Pre-Closing Tax Collection Remedies	22

Preliminary Title Report	9

Premises	21

Properties	5

Property	5, 1

Property Information	12

Purchase Agreement	1, 24

Purchase Price	7

Purchaser	22

Recordation Documents	2

Regulations	3

Reimbursable Tenant Expenses	22

Reliance Parties	22

Remaining Funds	5

Required Tenants	14

Reserved Company Assets	5

Schedule	21, 24

SD Letters of Credit	21

Seller	6, 1, 24

Seller Amount	5

Seller Closing Certificate	8

Seller Closing Representative	4

Seller Funds	6

Seller Related Parties	33

Seller Tenant Certificate	15

Seller Wiring Instructions	5

Seller’s knowledge	24

Sellers	6

Sellers’ Actual Reimbursable Tenant Expenses	23

Sellers’ Actual Tenant Reimbursements	23

Sellers’ Broker	36

Sellers’ Reconciliation Statement	23

Service Agreements	27

Survey	9

Tenant	21, 24

Tenant Estoppel Certificates	14

Tenant Notices	17

Termination Notice	13

Title Company	6

Title Disapproval Notice	10

Title Notice	9

Title Response Notice	9

Title Review Period	6

Vendor Notices	17